UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05251

Fidelity Concord Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Small Cap Stock K6 Fund Fidelity® Small Cap Stock K6 Fund : FKICX

This annual shareholder report contains information about Fidelity® Small Cap Stock K6 Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Stock K6 Fund	$ 71	0.60%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark Russell 2000 Index for the fiscal year, especially within industrials. Also hurting were our stock picks in financials, primarily within the insurance industry, and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
•The biggest individual relative detractor was an overweight in CBIZ (-55%). This period we increased our position in the stock, which was among the fund's biggest holdings. A second notable relative detractor was an overweight in Baldwin Insurance (-45%). The company was among the fund's largest holdings for the 12 months. Another notable relative detractor was avoiding Bloom Energy, a benchmark component that gained roughly 1447%.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in consumer discretionary. Stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative result. Also bolstering relative performance was an overweight in industrials.
•The top individual relative contributor was an overweight in IES Holdings (+221%), which was among the fund's top holdings. The second-largest relative contributor was an overweight in Sanmina (+182%). This period we increased our position in Sanmina, making it the biggest holding at period end. An overweight in Perimeter Solutions (+206%) also contributed. This period we increased our position in Perimeter Solutions. It was among our largest holdings.
•Notable changes in positioning include increased exposure to the materials sector and a lower allocation to consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Small Cap Stock K6 Fund	37.16%	7.07%	10.03%
Russell 2000® Index	44.41%	5.75%	9.67%
Russell 3000® Index	31.01%	11.91%	14.29%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$18,328,927
Number of Holdings	140
Total Advisory Fee	$99,072
Portfolio Turnover	185%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.1
Industrials	18.8
Financials	13.1
Health Care	12.0
Consumer Discretionary	11.5
Materials	9.6
Real Estate	4.0
Energy	3.5
Utilities	3.2
Consumer Staples	2.6
Communication Services	1.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.6
Thailand - 2.3
Canada - 1.8
Japan - 1.2
Switzerland - 1.1
Italy - 1.0
Taiwan - 0.7
Puerto Rico - 0.7
Israel - 0.6
Others - 1.0

TOP HOLDINGS (% of Fund's net assets)
Sanmina Corp	3.4
IES Holdings Inc	2.4
Fabrinet	2.3
Element Solutions Inc	2.2
Perimeter Solutions Inc	2.1
Grand Canyon Education Inc	2.0
Cbiz Inc	1.7
Herc Holdings Inc	1.6
Laureate Education Inc	1.5
Perella Weinberg Partners Class A	1.5
20.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913288.101    2942-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Small Cap Stock Fund Fidelity® Small Cap Stock Fund : FSLCX

This annual shareholder report contains information about Fidelity® Small Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Stock Fund	$ 101	0.86%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark Russell 2000 Index for the fiscal year, especially within industrials. Also hurting our result was security selection in financials, primarily within the insurance industry, and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
•The largest individual relative detractor was an overweight in CBIZ (-55%). This period we increased our stake in CBIZ, which was among the fund's biggest holdings. A second notable relative detractor was an overweight in Baldwin Insurance (-45%). The company was among the fund's largest holdings for the 12 months. Not owning Bloom Energy, a benchmark component that gained approximately 1447%, was another notable relative detractor.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in consumer discretionary. Security selection and an underweight in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative result. Also helping relative performance was an overweight in industrials.
•The top individual relative contributor was an overweight in IES Holdings (+220%). This period we decreased our investment in the stock, which was among our largest holdings. The second-biggest relative contributor was an overweight in Sanmina (+184%). The company was one of the fund's largest holdings at period end. Another notable relative contributor was an overweight in Perimeter Solutions (+203%). This period we increased our position in Perimeter Solutions. It was one of our top holdings.
•Notable changes in positioning include increased exposure to the materials sector and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Stock Fund	35.50%	6.27%	9.94%
Russell 2000® Index	44.41%	5.75%	10.98%
Russell 3000® Index	31.01%	11.91%	14.75%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$1,287,278,588
Number of Holdings	140
Total Advisory Fee	$9,992,369
Portfolio Turnover	159%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.0
Industrials	18.4
Financials	12.9
Health Care	12.0
Consumer Discretionary	11.7
Materials	9.6
Real Estate	3.9
Energy	3.6
Utilities	3.4
Consumer Staples	2.6
Communication Services	1.1

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.5
Thailand - 2.3
Canada - 1.8
Japan - 1.2
Switzerland - 1.2
Italy - 1.0
Taiwan - 0.7
Israel - 0.6
Puerto Rico - 0.6
Others - 1.1

TOP HOLDINGS (% of Fund's net assets)
Sanmina Corp	3.4
IES Holdings Inc	2.5
Fabrinet	2.3
Element Solutions Inc	2.3
Perimeter Solutions Inc	2.1
Grand Canyon Education Inc	2.0
Cbiz Inc	1.7
Herc Holdings Inc	1.5
Laureate Education Inc	1.5
Ligand Pharmaceuticals Inc	1.5
20.8
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913249.101    340-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Discovery Fund Fidelity® Small Cap Discovery Fund : FSCRX

This annual shareholder report contains information about Fidelity® Small Cap Discovery Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Discovery Fund	$ 76	0.66%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000 Index for the fiscal year, especially within the industrials sector. Picks in health care, primarily the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Further detracting from our result were investment choices and an underweight in materials.
•The biggest individual relative detractor was our non-benchmark stake in Genpact (-30%), where we decreased our investment this period. Still, the company was among the fund's biggest holdings. A non-benchmark stake in Kyndryl Holdings returned -66% and was another notable relative detractor. The stock was not held at period end. An overweight in Insight Enterprises (-47%) also hurt. The company was among the fund's largest holdings this period.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in consumer discretionary, primarily within the consumer services industry. An overweight in industrials and an underweight in real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+229%), one of our largest holdings. A second notable relative contributor was an overweight in Sanmina (+184%), another of the fund's biggest holding at period end. An overweight in Fabrinet (+231%) also helped. The stock was among the fund's biggest holdings.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Discovery Fund	31.75%	6.87%	9.50%
Russell 2000® Index	44.41%	5.75%	10.98%
Russell 3000® Index	31.01%	11.91%	14.75%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$2,212,643,209
Number of Holdings	159
Total Advisory Fee	$14,659,187
Portfolio Turnover	64%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.8
Information Technology	19.5
Health Care	14.6
Financials	14.5
Consumer Discretionary	12.9
Materials	7.4
Energy	4.2
Consumer Staples	1.0
Utilities	0.7
Real Estate	0.7
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.7
Short-Term Investments and Net Other Assets (Liabilities) - 2.3

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.9
Thailand - 2.8
Puerto Rico - 1.2
Canada - 0.3
Grand Cayman (UK Overseas Ter) - 0.2
Bailiwick Of Guernsey - 0.2
Brazil - 0.2
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
Sanmina Corp	4.3
IES Holdings Inc	3.4
Old National Bancorp/IN	2.8
Fabrinet	2.8
Lantheus Holdings Inc	2.6
Laureate Education Inc	2.4
Brady Corp Class A	2.3
DXP Enterprises Inc/TX	2.2
Academy Sports & Outdoors Inc	2.2
Ovintiv Inc	1.9
26.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913250.101    384-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Series Small Cap Discovery Fund Fidelity® Series Small Cap Discovery Fund : FJACX

This annual shareholder report contains information about Fidelity® Series Small Cap Discovery Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Small Cap Discovery Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000 Index for the fiscal year, especially within the industrials sector. Stock picks in health care, primarily the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Further detracting from our result were investment choices and an underweight in materials.
•The fund's non-benchmark stake in Genpact returned about -30% and was the largest individual relative detractor. We decreased our position in Genpact, though the company was the fund's biggest holding this period. A non-benchmark stake in Kyndryl Holdings returned -66% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor was an overweight in Insight Enterprises (-47%), one of our largest holdings this period.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in consumer discretionary. An overweight in industrials and an underweight in real estate, primarily within the equity real estate investment trusts industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IES Holdings (+229%), one of the fund's largest holdings. A second notable relative contributor was an overweight in Sanmina (+184%), the fund's biggest holding at period end. An overweight in Fabrinet (+235%) also helped. The stock was one of our largest holdings.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Small Cap Discovery Fund	32.24%	7.41%	10.56%
Russell 2000® Index	44.41%	5.75%	10.98%
Russell 3000® Index	31.01%	11.91%	14.75%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$1,961,512,239
Number of Holdings	159
Total Advisory Fee	$0
Portfolio Turnover	71%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.7
Information Technology	19.9
Health Care	14.8
Financials	13.8
Consumer Discretionary	12.5
Materials	7.4
Energy	4.3
Consumer Staples	1.0
Utilities	0.7
Real Estate	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
Short-Term Investments and Net Other Assets (Liabilities) - 2.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.1
Thailand - 2.8
Puerto Rico - 1.0
Canada - 0.3
Bailiwick Of Guernsey - 0.2
Netherlands - 0.2
Grand Cayman (UK Overseas Ter) - 0.2
Brazil - 0.2

TOP HOLDINGS (% of Fund's net assets)
Sanmina Corp	4.5
IES Holdings Inc	3.5
Fabrinet	2.8
Lantheus Holdings Inc	2.6
Old National Bancorp/IN	2.5
Laureate Education Inc	2.5
DXP Enterprises Inc/TX	2.2
Brady Corp Class A	2.0
Ovintiv Inc	2.0
Academy Sports & Outdoors Inc	1.9
26.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913282.101    2615-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Series Small Cap Core Fund Fidelity® Series Small Cap Core Fund : FSSLX

This annual shareholder report contains information about Fidelity® Series Small Cap Core Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Small Cap Core Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Index for the fiscal year, led by information technology, where our stock picks in technology hardware & equipment helped most. Stock selection in financials, primarily within the banks industry, and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance.
•The top individual relative contributor was our non-benchmark stake in Lumentum Holdings (+813%). The stock was not held at period end. The second-largest relative contributor was an overweight in IES Holdings (+225%). The company was the fund's biggest holding at period end. Another notable relative contributor was an overweight in Solaris Energy Infrastructure (+214%). This was a stake we established this period. The company was among the fund's largest holdings at period end.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in materials. Stock selection in industrials, primarily within the commercial & professional services industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an underweight in Bloom Energy (+1447%). This was a stake we established this period. The company was one of the fund's largest holdings at period end. A second notable relative detractor was an overweight in PAR Technology (-77%). An underweight in Credo Technology (+304%) also detracted. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the materials and information technology sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 4, 2022 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Small Cap Core Fund	48.45%	14.73%
Russell 2000® Index	44.41%	15.14%
Russell 3000® Index	31.01%	21.43%
A   From November 4, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$1,617,741,549
Number of Holdings	227
Total Advisory Fee	$0
Portfolio Turnover	62%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	19.5
Information Technology	16.8
Financials	16.5
Health Care	15.6
Consumer Discretionary	8.3
Energy	6.1
Real Estate	5.1
Materials	4.3
Communication Services	2.4
Utilities	2.4
Consumer Staples	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.6
Canada - 1.4
Thailand - 1.3
Israel - 0.9
Puerto Rico - 0.9
Taiwan - 0.8
Norway - 0.8
Japan - 0.6
Bahamas (Nassau) - 0.5
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.4
Bloom Energy Corp Class A	1.4
Fabrinet	1.3
Sanmina Corp	1.2
TTM Technologies Inc	1.1
Nextpower Inc Class A	1.1
Solaris Energy Infrastructure Inc Class A	1.1
Diodes Inc	1.1
EchoStar Corp Class A	1.1
Chord Energy Corp	1.1
11.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913313.101    6956-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock K6 Fund Fidelity® Mid-Cap Stock K6 Fund : FNKFX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock K6 Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Mid-Cap Stock K6 Fund	$ 53	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock selection in industrials, within the capital goods industry, also boosted relative performance. Also lifting the fund's relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+641%). This period we decreased our stake in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained roughly 895% and was a second notable relative contributor. This was a stake we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1377%). This period we decreased our stake in Lumentum Holdings.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an overweight in consumer discretionary. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also detracting from our result was an underweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). Not owning MasTec, a benchmark component that gained about 210%, was the second-largest relative detractor. A non-benchmark stake in Molina Healthcare returned -54% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Mid-Cap Stock K6 Fund	34.23%	10.08%	13.08%
S&P MidCap 400® Index	29.49%	7.60%	11.51%
S&P 500® Index	31.05%	13.14%	15.96%
A   From June 13, 2019

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$1,388,148,753
Number of Holdings	182
Total Advisory Fee	$5,343,768
Portfolio Turnover	38%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	27.9
Financials	13.1
Information Technology	12.8
Consumer Discretionary	11.1
Health Care	7.9
Energy	7.0
Materials	6.3
Real Estate	5.7
Consumer Staples	2.0
Utilities	1.8
Communication Services	1.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.0
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 88.9
Canada - 2.9
Italy - 1.9
United Kingdom - 1.5
Thailand - 1.3
Brazil - 0.8
Belgium - 0.6
Germany - 0.4
Israel - 0.4
Others - 1.3

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
TechnipFMC PLC	1.5
Imperial Oil Ltd	1.5
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.4
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
Comfort Systems USA Inc	1.2
14.0
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913304.101    3462-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Mid-Cap Stock Fund Fidelity® Mid-Cap Stock Fund : FMCSX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Mid-Cap Stock Fund	$ 73	0.62%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Mid-Cap Stock Fund	35.19%	10.15%	12.76%
S&P MidCap 400® Index	29.49%	7.60%	11.29%
S&P 500® Index	31.05%	13.14%	15.26%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913247.101    337-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Mid-Cap Stock Fund Fidelity® Mid-Cap Stock Fund Class K : FKMCX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 64	0.55%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	35.27%	10.24%	12.87%
S&P MidCap 400® Index	29.49%	7.60%	11.29%
S&P 500® Index	31.05%	13.14%	15.26%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Management fee Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913246.101    2097-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Large Cap Stock K6 Fund Fidelity® Large Cap Stock K6 Fund : FCLKX

This annual shareholder report contains information about Fidelity® Large Cap Stock K6 Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Large Cap Stock K6 Fund	$ 54	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+191%), which was among the fund's largest holdings. A second notable relative contributor was an overweight in GE Aerospace (+45%), also one of the fund's biggest holdings. Another notable relative contributor this period was avoiding Berkshire Hathaway, a benchmark component that returned -11%.
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. Also hurting our result was security selection in real estate and consumer staples, primarily within the food, beverage & tobacco industry. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the largest individual relative detractor. A non-benchmark stake in SAP returned about -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt. This period we increased our investment in Boston Scientific.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Large Cap Stock K6 Fund	40.52%	16.72%	15.86%
S&P 500® Index	31.05%	13.14%	14.89%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$173,852,217
Number of Holdings	181
Total Advisory Fee	$503,901
Portfolio Turnover	18%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.2
Industrials	17.3
Financials	11.9
Communication Services	10.6
Health Care	9.2
Energy	8.0
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.0
Utilities	0.7
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 94.9
Preferred Stocks - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 5.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
Canada - 2.1
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.7
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.9
Microsoft Corp	4.6
Wells Fargo & Co	4.0
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
Exxon Mobil Corp	3.7
GE Aerospace	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.2
43.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913289.101    2954-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity® Large Cap Stock Fund : FLCSX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Large Cap Stock Fund	$ 88	0.73%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
April 30, 2016 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Large Cap Stock Fund	40.53%	16.12%	15.86%
S&P 500® Index	31.05%	13.14%	15.26%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913248.101    338-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity® Founders Fund : FIFNX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Founders Fund	$ 91	0.80%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Founders Fund	27.91%	10.85%	17.25%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913292.101    3336-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity Advisor® Founders Fund Class Z : FIFWX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 80	0.70%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	28.05%	11.00%	17.40%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913297.101    3353-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity Advisor® Founders Fund Class M : FIFPX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 153	1.35%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	22.82%	9.50%	16.08%
Class M (without 3.50% sales charge)	27.27%	10.28%	16.66%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913295.101    3351-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity Advisor® Founders Fund Class I : FIFVX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 90	0.79%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class I	27.96%	10.89%	17.28%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913296.101    3352-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity Advisor® Founders Fund Class C : FIFQX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 210	1.85%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	25.62%	9.71%	16.06%
Class C	26.62%	9.71%	16.06%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913294.101    3350-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Founders Fund Fidelity Advisor® Founders Fund Class A : FIFOX

This annual shareholder report contains information about Fidelity® Founders Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 125	1.10%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® Index for the fiscal year, especially within industrials. Security selection in communication services, primarily within the media & entertainment industry, also hampered the fund's result. Also hurting our result were stock picks and an overweight in financials.
•The biggest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained approximately 119%. Not owning Micron Technology, a benchmark component that gained about 574%, was a second notable relative detractor. Another notable relative detractor was our stake in ROBLOX (+3%). The stock was not held at period end.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in consumer staples and stock picking and an overweight in materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+137%). The company was the fund's largest holding at period end. A second notable relative contributor was our stake in Oracle (+48%). The stock was not held at period end. An overweight in Coca-Cola Consolidated (+53%) also helped. This period we increased our investment in Coca-Cola Consolidated. The company was one of our biggest holdings at period end.
•Notable changes in positioning include higher allocations to the consumer staples and materials sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 14, 2019 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	20.23%	9.25%	15.98%
Class A (without 5.75% sales charge)	27.57%	10.55%	16.94%
Russell 3000® Index	31.01%	11.91%	15.40%
A   From February 14, 2019

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$212,092,930
Number of Holdings	75
Total Advisory Fee	$1,551,098
Portfolio Turnover	72%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.9
Financials	16.3
Communication Services	14.3
Consumer Discretionary	13.9
Industrials	11.7
Consumer Staples	10.0
Materials	5.0
Health Care	2.8
Energy	2.3
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.5
Preferred Stocks - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 83.1
Canada - 4.3
Taiwan - 3.2
Korea (South) - 2.2
Netherlands - 1.6
Italy - 1.3
Norway - 0.9
China - 0.9
Japan - 0.8
Others - 1.7

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class C	9.5
Amazon.com Inc	6.3
NVIDIA Corp	5.8
Interactive Brokers Group Inc Class A	4.0
Marriott International Inc/MD Class A1	3.2
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.2
GE Aerospace	3.1
Monster Beverage Corp	3.0
Coca-Cola Consolidated Inc	2.9
Microsoft Corp	2.9
43.9
How has the Fund changed?

This is a summary of certain changes to the Fund since May 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913293.101    3349-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock Fund Fidelity Advisor® Mid-Cap Stock Fund Class A : FMCHX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 111	0.94%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	27.05%	12.36%
Class A (without 5.75% sales charge)	34.80%	16.71%
S&P MidCap 400® Index	29.49%	12.53%
S&P 500® Index	31.05%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918468.101    7839-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock Fund Fidelity Advisor® Mid-Cap Stock Fund Class M : FMCJX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 139	1.18%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through April 30, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	29.75%	13.79%
Class M (without 3.50% sales charge)	34.46%	16.43%
S&P MidCap 400® Index	29.49%	12.53%
S&P 500® Index	31.05%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918472.101    7840-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock Fund Fidelity Advisor® Mid-Cap Stock Fund Class C : FMCNX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 198	1.69%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	32.77%	15.83%
Class C	33.77%	15.83%
S&P MidCap 400® Index	29.49%	12.53%
S&P 500® Index	31.05%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918470.101    7841-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock Fund Fidelity Advisor® Mid-Cap Stock Fund Class I : FMCQX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 81	0.69%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	35.12%	17.00%
S&P MidCap 400® Index	29.49%	12.53%
S&P 500® Index	31.05%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918474.101    7842-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026
Fidelity® Mid-Cap Stock Fund Fidelity Advisor® Mid-Cap Stock Fund Class Z : FMCWX

This annual shareholder report contains information about Fidelity® Mid-Cap Stock Fund for the period May 1, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 68	0.58%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P MidCap 400 Index for the fiscal year, led by information technology. Stock picks in industrials, within the capital goods industry, also boosted relative performance. Also helping our relative result was an overweight in energy.
•The top individual relative contributor was an overweight in Ciena (+638%). This period we considerably decreased our share count in Ciena. The company was one of the fund's biggest holdings this period. A non-benchmark stake in Western Digital gained 894% and was a second notable relative contributor. This was an investment we established this period. Another notable relative contributor was an overweight in Lumentum Holdings (+1374%). This period we decreased our stake in Lumentum Holdings.
•In contrast, picks and an overweight in consumer discretionary detracted most from performance versus the benchmark. An underweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also hampered the fund's result. Also hurting our result was stock selection in communication services, primarily within the media & entertainment industry.
•The largest individual relative detractor was our non-benchmark stake in Brunello Cucinelli (-13%). A second notable relative detractor this period was avoiding MasTec, a benchmark component that gained roughly 210%. Another notable relative detractor was our non-benchmark stake in Molina Healthcare (-54%). The stock was not held at period end.
•Notable changes in positioning include decreased exposure to the consumer staples sector and a higher allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through April 30, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	35.27%	17.14%
S&P MidCap 400® Index	29.49%	12.53%
S&P 500® Index	31.05%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$8,758,455,678
Number of Holdings	183
Total Advisory Fee	$46,769,790
Portfolio Turnover	35%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.4
Financials	12.7
Information Technology	12.6
Consumer Discretionary	10.9
Health Care	7.6
Energy	6.7
Materials	6.2
Real Estate	5.6
Consumer Staples	1.9
Utilities	1.7
Communication Services	1.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.6
Preferred Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.1
Canada - 2.9
Italy - 2.0
United Kingdom - 1.4
Thailand - 1.3
Brazil - 0.8
Belgium - 0.5
Germany - 0.4
Israel - 0.4
Others - 1.2

TOP HOLDINGS (% of Fund's net assets)
Flex Ltd	2.0
Space Exploration Technologies Corp	2.0
Imperial Oil Ltd	1.5
TechnipFMC PLC	1.4
Jones Lang LaSalle Inc	1.4
Wintrust Financial Corp	1.3
Fabrinet	1.3
Woodward Inc	1.3
Twilio Inc Class A	1.2
XPO Inc	1.2
14.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918476.101    7843-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity Advisor® Large Cap Stock Fund Class A : FLAFX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period November 13, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A A	$ 49	1.01%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 13, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919143.100    9065-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity Advisor® Large Cap Stock Fund Class M : FLAHX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period November 13, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M A	$ 61	1.25%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 13, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919145.100    9066-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity Advisor® Large Cap Stock Fund Class C : FLAJX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period November 13, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C A	$ 86	1.75%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 13, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919147.100    9067-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity Advisor® Large Cap Stock Fund Class I : FHZTX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period November 13, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I A	$ 37	0.76%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 13, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919149.100    9068-TSRA-0626

ANNUAL SHAREHOLDER REPORT | AS OF APRIL 30, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Large Cap Stock Fund Fidelity Advisor® Large Cap Stock Fund Class Z : FLAZX

This annual shareholder report contains information about Fidelity® Large Cap Stock Fund for the period November 13, 2025 to April 30, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z A	$ 32	0.64%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending April 30, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by industrials. Stock picking in financials and information technology also boosted the fund's relative result.
•The top individual relative contributor was an overweight in GE Vernova (+193%). The company was among our biggest holdings. The second-largest relative contributor was an overweight in GE Aerospace (+45%). The stock was among our top holdings. Another notable relative contributor was a non-benchmark stake in Imperial Oil (+103%).
•In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in financials also hampered the fund's result. Also hurting our result were picks in real estate. Lastly, the fund's position in cash detracted.
•Not owning Advanced Micro Devices, a benchmark component that gained 264%, was the biggest individual relative detractor. A non-benchmark stake in SAP returned roughly -42% and was a second notable relative detractor. An overweight in Boston Scientific (-44%) also hurt.
•Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to financials.

Key Fund Statistics
(as of April 30, 2026)

KEY FACTS
Fund Size	$10,168,906,595
Number of Holdings	186
Total Advisory Fee	$53,824,994
Portfolio Turnover	25%
What did the Fund invest in?
(as of April 30, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	24.3
Industrials	17.2
Financials	12.2
Communication Services	10.7
Health Care	9.5
Energy	8.5
Consumer Discretionary	6.4
Consumer Staples	5.2
Materials	1.1
Utilities	0.8
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.3
Preferred Stocks - 0.2
Options - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 3.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 91.9
Canada - 2.5
United Kingdom - 2.0
Belgium - 1.1
Taiwan - 0.9
Netherlands - 0.6
Zambia - 0.3
Germany - 0.2
France - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	8.0
Boeing Co	4.8
Microsoft Corp	4.7
Wells Fargo & Co	3.9
GE Vernova Inc	3.8
Alphabet Inc Class A	3.8
GE Aerospace	3.6
Exxon Mobil Corp	3.6
Amazon.com Inc	3.5
Alphabet Inc Class C	3.1
42.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 13, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by June 27, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Large Cap Fund merged into Fidelity® Large Cap Stock Fund on November 21st, 2025.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919151.100    9069-TSRA-0626

Item 2.

Code of Ethics

As of the end of the period, April 30, 2026, Fidelity Concord Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Karen B. Peetz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Peetz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Large Cap Stock Fund, Fidelity Large Cap Stock K6 Fund, Fidelity Mid-Cap Stock Fund, Fidelity Series Small Cap Core Fund, Fidelity Series Small Cap Discovery Fund, Fidelity Small Cap Discovery Fund, Fidelity Small Cap Stock Fund, and Fidelity Small Cap Stock K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$56,700	$-	$9,500	$100
Fidelity Large Cap Stock K6 Fund	$41,600	$-	$5,300	$100
Fidelity Mid-Cap Stock Fund	$54,200	$-	$9,500	$200
Fidelity Series Small Cap Core Fund	$41,200	$-	$8,000	$100
Fidelity Series Small Cap Discovery Fund	$40,700	$-	$7,500	$100
Fidelity Small Cap Discovery Fund	$42,700	$-	$7,500	$100
Fidelity Small Cap Stock Fund	$42,700	$-	$9,300	$100
Fidelity Small Cap Stock K6 Fund	$43,100	$-	$5,300	$100

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Large Cap Stock Fund	$42,100	$-	$7,700	$900
Fidelity Large Cap Stock K6 Fund	$41,700	$-	$5,300	$800
Fidelity Mid-Cap Stock Fund	$70,400	$-	$7,700	$1,000
Fidelity Series Small Cap Core Fund	$41,200	$-	$8,000	$900
Fidelity Series Small Cap Discovery Fund	$40,700	$-	$7,500	$800
Fidelity Small Cap Discovery Fund	$42,800	$-	$7,500	$900
Fidelity Small Cap Stock Fund	$42,700	$-	$7,500	$900
Fidelity Small Cap Stock K6 Fund	$43,100	$-	$5,300	$900

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Founders Fund and Fidelity Mid-Cap Stock K6 Fund (the “Funds”):

Services Billed by PwC

April 30, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Founders Fund	$30,700	$500	$7,000	$100
Fidelity Mid-Cap Stock K6 Fund	$39,800	$600	$3,600	$200

April 30, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Founders Fund	$30,700	$2,900	$7,000	$1,000
Fidelity Mid-Cap Stock K6 Fund	$47,600	$3,400	$3,600	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2026A	April 30, 2025A
Audit-Related Fees	$154,800	$250,000
Tax Fees	$-	$-
All Other Fees	$-	$3,964,900

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2026A	April 30, 2025A
Audit-Related Fees	$9,428,700	$9,765,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$35,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	April 30, 2026A	April 30, 2025A
Deloitte Entities	$2,715,000	$4,594,800
PwC	$14,653,100	$14,816,700

A Amounts may reflect rounding

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Small Cap Stock K6 Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Stock K6 Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
BRAZIL - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
ERO Copper Corp (b)	1,684	43,527
CANADA - 1.8%
Health Care - 0.1%
Biotechnology - 0.1%
Xenon Pharmaceuticals Inc (b)	434	24,321
Industrials - 0.1%
Electrical Equipment - 0.1%
Electrovaya Inc (United States) (b)	2,500	23,150
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.2%
Kraken Robotics Inc (b)	5,225	30,042
Materials - 0.7%
Metals & Mining - 0.7%
G Mining Ventures Corp (b)	1,407	48,766
Major Drilling Group International Inc (b)	6,677	77,026
TOTAL MATERIALS		125,792
Utilities - 0.7%
Gas Utilities - 0.7%
Brookfield Infrastructure Corp (United States) (a)	3,554	131,499
TOTAL CANADA		334,804
ISRAEL - 0.6%
Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.3%
Next Vision Stabilized Systems Ltd	432	49,520
Software - 0.3%
Cellebrite DI Ltd (b)	4,504	58,552
TOTAL ISRAEL		108,072
ITALY - 1.0%
Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 0.5%
Lottomatica Group Spa	3,000	88,305
Leisure Products - 0.5%
Sanlorenzo SpA/Ameglia (a)	2,300	89,620
TOTAL ITALY		177,925
JAPAN - 1.2%
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 1.2%
SUMCO Corp	13,336	212,771
KOREA (SOUTH) - 0.4%
Communication Services - 0.4%
Entertainment - 0.4%
Pearl Abyss Corp (b)	2,000	80,256
NETHERLANDS - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Newamsterdam Pharma Co NV (b)	578	16,507
PUERTO RICO - 0.7%
Financials - 0.7%
Financial Services - 0.7%
EVERTEC Inc	4,076	120,364
SPAIN - 0.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
CIE Automotive SA	1,700	57,861
SWITZERLAND - 1.1%
Consumer Discretionary - 1.1%
Automobile Components - 1.1%
Garrett Motion Inc	8,147	208,645
TAIWAN - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
Silicon Motion Technology Corp ADR	615	134,550
THAILAND - 2.3%
Information Technology - 2.3%
Electronic Equipment, Instruments & Components - 2.3%
Fabrinet (b)	599	409,399
UNITED STATES - 89.0%
Communication Services - 0.6%
Media - 0.6%
EchoStar Corp Class A (a)(b)	956	117,721
Consumer Discretionary - 9.1%
Distributors - 0.3%
GigaCloud Technology Inc Class A (b)	1,310	58,282
Diversified Consumer Services - 4.1%
Covista Inc (b)	929	107,039
Grand Canyon Education Inc (b)	2,063	348,792
Laureate Education Inc (b)	9,102	273,925
		729,756
Hotels, Restaurants & Leisure - 1.7%
Brinker International Inc (b)	898	136,712
Lindblad Expeditions Holdings Inc (b)	4,517	83,700
Pursuit Attractions and Hospitality Inc (a)(b)	2,335	98,257
		318,669
Household Durables - 1.5%
Cavco Industries Inc (b)	312	158,184
KB Home	2,300	121,877
		280,061
Leisure Products - 0.7%
YETI Holdings Inc (b)	3,355	132,388
Specialty Retail - 0.3%
Bob's Discount Furniture Inc	5,091	54,677
Textiles, Apparel & Luxury Goods - 0.5%
Steven Madden Ltd	2,440	91,646
TOTAL CONSUMER DISCRETIONARY		1,665,479
Consumer Staples - 2.6%
Consumer Staples Distribution & Retail - 2.1%
Performance Food Group Co (b)	2,153	194,976
Sprouts Farmers Market Inc (b)	2,400	196,440
		391,416
Tobacco - 0.5%
Turning Point Brands Inc	1,072	86,489
TOTAL CONSUMER STAPLES		477,905
Energy - 3.5%
Energy Equipment & Services - 2.0%
Flowco Holdings Inc Class A	7,970	197,896
Noble Corp PLC	3,175	162,020
		359,916
Oil, Gas & Consumable Fuels - 1.5%
Chord Energy Corp	1,244	181,126
Gulfport Energy Corp (b)	546	105,127
		286,253
TOTAL ENERGY		646,169
Financials - 12.4%
Banks - 5.6%
Ameris Bancorp	2,232	190,278
Community Financial System Inc	3,254	206,173
CVB Financial Corp	9,248	188,381
First Bancorp/Southern Pines NC	3,390	195,739
Old National Bancorp/IN	10,347	248,018
		1,028,589
Capital Markets - 2.2%
Perella Weinberg Partners Class A (a)	11,920	271,061
Victory Capital Holdings Inc Class A	1,623	127,422
		398,483
Consumer Finance - 2.2%
EZCORP Inc Class A (b)	3,580	117,352
FirstCash Holdings Inc	855	186,579
SLM Corp	4,515	104,206
		408,137
Insurance - 2.4%
Baldwin Insurance Group Inc/The Class A (a)(b)	11,645	264,574
Primerica Inc	643	180,857
		445,431
TOTAL FINANCIALS		2,280,640
Health Care - 11.8%
Biotechnology - 2.8%
Cogent Biosciences Inc (b)	1,388	49,677
Dianthus Therapeutics Inc (b)	756	66,377
Disc Medicine Inc (b)	453	29,875
Kiniksa Pharmaceuticals International Plc Class A (b)	675	36,302
Mirum Pharmaceuticals Inc (b)	358	34,837
Nuvalent Inc Class A (b)	436	43,722
Olema Pharmaceuticals Inc (b)	1,500	21,614
Praxis Precision Medicines Inc (b)	139	44,317
Spyre Therapeutics Inc (b)	817	60,826
Twist Bioscience Corp (b)	638	37,291
Upstream Bio Inc (b)	2,365	21,710
Vaxcyte Inc (b)	761	43,560
Viridian Therapeutics Inc (b)	1,747	23,550
		513,658
Health Care Equipment & Supplies - 1.8%
Lantheus Holdings Inc (b)	2,106	178,210
LivaNova PLC (b)	744	44,714
Merit Medical Systems Inc (b)	381	25,976
TransMedics Group Inc (a)(b)	806	81,237
		330,137
Health Care Providers & Services - 3.9%
BrightSpring Health Services Inc (b)	3,244	155,615
Ensign Group Inc/The	690	128,816
Guardian Pharmacy Services Inc Class A (a)(b)	3,516	130,444
Hims & Hers Health Inc Class A (a)(b)	1,000	27,169
LifeStance Health Group Inc (b)	26,036	197,093
PACS Group Inc (b)	2,170	72,804
		711,941
Life Sciences Tools & Services - 0.6%
10X Genomics Inc Class A (b)	1,300	28,665
Charles River Laboratories International Inc (b)	457	76,305
		104,970
Pharmaceuticals - 2.7%
Crinetics Pharmaceuticals Inc (b)	1,481	57,433
Enliven Therapeutics Inc (b)	1,156	47,662
Ligand Pharmaceuticals Inc (b)	1,166	267,539
Phibro Animal Health Corp Class A	1,346	71,580
Structure Therapeutics Inc ADR (b)	544	22,549
Trevi Therapeutics Inc (b)	2,405	33,093
		499,856
TOTAL HEALTH CARE		2,160,562
Industrials - 18.7%
Aerospace & Defense - 2.1%
Carpenter Technology Corp	105	44,961
Karman Holdings Inc (b)	1,400	95,172
Leonardo DRS Inc	846	34,373
Loar Holdings Inc (a)(b)	1,125	63,135
Mercury Systems Inc (b)	458	36,141
Park Aerospace Corp	1,203	40,734
V2X Inc (b)	962	65,233
		379,749
Air Freight & Logistics - 1.1%
Hub Group Inc Class A	4,420	193,729
Building Products - 0.8%
Gibraltar Industries Inc (b)	1,884	73,533
Tecnoglass Inc	1,527	65,783
		139,316
Construction & Engineering - 5.4%
Cardinal Infrastructure Group Inc Class A (a)	1,245	66,022
Construction Partners Inc Class A (b)	1,237	152,967
IES Holdings Inc (b)	685	441,196
Legence Corp Class A	741	64,437
WillScot Holdings Corp (a)	11,825	267,718
		992,340
Electrical Equipment - 1.6%
Forgent Power Solutions Inc Class A	6,247	235,012
Nextpower Inc Class A (b)	445	53,013
		288,025
Machinery - 3.1%
Enpro Inc	573	167,058
Hillman Solutions Corp (b)	13,038	106,390
SPX Technologies Inc (b)	639	139,883
Terex Corp	2,403	149,467
		562,798
Passenger Airlines - 0.2%
Alaska Air Group Inc (a)(b)	1,010	39,500
Professional Services - 1.7%
Cbiz Inc (a)(b)	10,274	313,357
Trading Companies & Distributors - 2.7%
DXP Enterprises Inc/TX (b)	925	157,944
EVI Industries Inc	2,000	37,140
Herc Holdings Inc	2,337	296,612
		491,696
TOTAL INDUSTRIALS		3,400,510
Information Technology - 15.1%
Electronic Equipment, Instruments & Components - 6.7%
Advanced Energy Industries Inc	641	246,086
Bel Fuse Inc Class B	100	27,584
OSI Systems Inc (b)	411	117,924
Sanmina Corp (b)	2,759	600,966
TTM Technologies Inc (b)	1,448	229,103
		1,221,663
IT Services - 0.7%
DigitalOcean Holdings Inc (b)	1,363	131,434
Semiconductors & Semiconductor Equipment - 4.2%
Axcelis Technologies Inc (b)	1,629	226,610
Diodes Inc (b)	2,176	233,158
Semtech Corp (b)	1,453	152,638
Veeco Instruments Inc (a)(b)	3,200	159,520
		771,926
Software - 2.9%
Adeia Inc	4,734	150,778
Braze Inc Class A (b)	4,017	88,494
Riot Platforms Inc (b)	10,234	176,434
Terawulf Inc (b)	4,938	107,303
		523,009
Technology Hardware, Storage & Peripherals - 0.6%
GPGI Inc Class A	7,212	111,281
TOTAL INFORMATION TECHNOLOGY		2,759,313
Materials - 8.7%
Chemicals - 5.1%
Element Solutions Inc	9,474	403,498
Minerals Technologies Inc	1,951	140,355
Perimeter Solutions Inc (b)	12,760	386,628
		930,481
Construction Materials - 1.9%
Eagle Materials Inc	570	119,763
James Hardie Industries PLC (b)	7,936	166,577
Suncrete Inc (c)	4,200	65,519
		351,859
Metals & Mining - 1.7%
Coeur Mining Inc (b)	8,949	160,814
Commercial Metals Co	2,145	147,919
		308,733
TOTAL MATERIALS		1,591,073
Real Estate - 4.0%
Health Care REITs - 1.2%
CareTrust REIT Inc	5,761	227,271
Industrial REITs - 0.8%
Terreno Realty Corp	2,242	146,178
Real Estate Management & Development - 1.1%
Compass Inc Class A (b)	25,810	195,382
Retail REITs - 0.9%
Acadia Realty Trust	7,485	161,826
TOTAL REAL ESTATE		730,657
Utilities - 2.5%
Electric Utilities - 0.7%
IDACORP Inc	900	132,965
Gas Utilities - 1.8%
Southwest Gas Holdings Inc	1,310	123,206
UGI Corp	5,847	211,018
		334,224
TOTAL UTILITIES		467,189
TOTAL UNITED STATES		16,297,218
TOTAL COMMON STOCKS (Cost $14,342,201)		18,201,899

Money Market Funds - 10.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	135,043	135,070
Fidelity Securities Lending Cash Central Fund (d)(e)	3.69	1,835,078	1,835,262
TOTAL MONEY MARKET FUNDS (Cost $1,970,332)			1,970,332

TOTAL INVESTMENT IN SECURITIES - 110.1% (Cost $16,312,533)	20,172,231
NET OTHER ASSETS (LIABILITIES) - (10.1)%	(1,843,304)
NET ASSETS - 100.0%	18,328,927

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,519 or 0.4% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Suncrete Inc	3/27/2026	41,999

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	213,944	9,166,813	9,245,698	10,004	11	-	135,070	135,043	0.0%
Fidelity Securities Lending Cash Central Fund	1,439,089	20,254,070	19,857,977	2,244	80	-	1,835,262	1,835,078	0.0%
Total	1,653,033	29,420,883	29,103,675	12,248	91	-	1,970,332

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	197,977	117,721	80,256	-
Consumer Discretionary	2,109,910	2,109,910	-	-
Consumer Staples	477,905	477,905	-	-
Energy	646,169	646,169	-	-
Financials	2,401,004	2,401,004	-	-
Health Care	2,201,390	2,201,390	-	-
Industrials	3,423,660	3,423,660	-	-
Information Technology	3,654,147	3,441,376	212,771	-
Materials	1,760,392	1,760,392	-	-
Real Estate	730,657	730,657	-	-
Utilities	598,688	598,688	-	-

Money Market Funds	1,970,332	1,970,332	-	-
Total Investments in Securities:	20,172,231	19,879,204	293,027	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $1,793,971) - See accompanying schedule:
Unaffiliated issuers (cost $14,342,201)	$18,201,899
Fidelity Central Funds (cost $1,970,332)	1,970,332

Total Investment in Securities (cost $16,312,533)		$20,172,231
Receivable for investments sold		95,520
Receivable for fund shares sold		4,716
Dividends receivable		8,343
Distributions receivable from Fidelity Central Funds		772
Total assets		20,281,582
Liabilities
Payable for investments purchased	$97,925
Payable for fund shares redeemed	10,744
Accrued management fee	8,993
Collateral on securities loaned	1,834,993
Total liabilities		1,952,655
Net Assets		$18,328,927
Net Assets consist of:
Paid in capital		$13,734,304
Total accumulated earnings (loss)		4,594,623
Net Assets		$18,328,927
Net Asset Value, offering price and redemption price per share ($18,328,927 ÷ 2,890,625 shares)		$6.34
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$140,969
Income from Fidelity Central Funds (including $2,244 from security lending)		12,248
Security lending		33
Total income		153,250
Expenses
Management fee	$99,072
Independent trustees' fees and expenses	53
Total expenses before reductions	99,125
Expense reductions	(202)
Total expenses after reductions		98,923
Net Investment income (loss)		54,327
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	2,903,873
Fidelity Central Funds	91
Foreign currency transactions	43
Total net realized gain (loss)		2,904,007
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,975,968
Assets and liabilities in foreign currencies	265
Total change in net unrealized appreciation (depreciation)		1,976,233
Net gain (loss)		4,880,240
Net increase (decrease) in net assets resulting from operations		$4,934,567
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,327	$105,829
Net realized gain (loss)	2,904,007	11,818,591
Change in net unrealized appreciation (depreciation)	1,976,233	(4,015,861)
Net increase (decrease) in net assets resulting from operations	4,934,567	7,908,559
Distributions to shareholders	(3,396,701)	(11,262,163)

Share transactions
Proceeds from sales of shares	5,070,675	4,334,813
Reinvestment of distributions	3,396,701	11,262,163
Cost of shares redeemed	(3,716,794)	(59,052,178)

Net increase (decrease) in net assets resulting from share transactions	4,750,582	(43,455,202)
Total increase (decrease) in net assets	6,288,448	(46,808,806)

Net Assets
Beginning of period	12,040,479	58,849,285
End of period	$18,328,927	$12,040,479

Other Information
Shares
Sold	828,480	414,459
Issued in reinvestment of distributions	597,636	1,670,849
Redeemed	(614,005)	(5,314,633)
Net increase (decrease)	812,111	(3,229,325)

Financial Highlights
Fidelity® Small Cap Stock K6 Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$5.79	$11.09	$9.75	$10.94	$15.61
Income from Investment Operations
Net investment income (loss) A,B	.02	.03	.03	.02	.05
Net realized and unrealized gain (loss)	1.88	1.23	1.33	(.28)	(1.54)
Total from investment operations	1.90	1.26	1.36	(.26)	(1.49)
Distributions from net investment income	(.02)	(.10)	(.02)	-	(.06)
Distributions from net realized gain	(1.33)	(6.46)	-	(.93)	(3.13)
Total distributions	(1.35)	(6.56)	(.02)	(.93)	(3.18) C
Net asset value, end of period	$6.34	$5.79	$11.09	$9.75	$10.94
Total Return D	37.16%	5.48%	13.94%	(2.39)%	(12.54)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions, if any	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	.33%	.27%	.31%	.16%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$18,329	$12,040	$58,849	$64,257	$57,173
Portfolio turnover rate G	185 % H	133% H	96%	78% H	148% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Small Cap Stock K6 Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,483,335
Gross unrealized depreciation	(762,866)
Net unrealized appreciation (depreciation)	$3,720,469
Tax Cost	$16,451,762

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$119,155
Undistributed long-term capital gain	$755,106
Net unrealized appreciation (depreciation) on securities and other investments	$3,720,360

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$853,530	$4,830,166
Long-term Capital Gains	2,543,171	6,431,997
Total	$3,396,701	$11,262,163

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Stock K6 Fund	29,634,835	29,427,031

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Stock K6 Fund	223,199	1,403,921

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Stock K6 Fund	19,812	114,313
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Stock K6 Fund	1,541

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Stock K6 Fund	1,021,890	1,302,196	83,250
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Stock K6 Fund	197	3	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $202.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Small Cap Stock K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock K6 Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $1,737,912, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 0% and 9% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 0.00% and 10.28% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.00% and 1.53% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9883975.108
SLCXK6-ANN-0626
Fidelity® Small Cap Stock Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Stock Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
BRAZIL - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
ERO Copper Corp (a)	121,300	3,135,306
CANADA - 1.8%
Health Care - 0.1%
Biotechnology - 0.1%
Xenon Pharmaceuticals Inc (a)	33,044	1,851,786
Industrials - 0.1%
Electrical Equipment - 0.1%
Electrovaya Inc (United States) (a)	173,400	1,605,683
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.2%
Kraken Robotics Inc (a)	379,308	2,180,878
Materials - 0.6%
Metals & Mining - 0.6%
G Mining Ventures Corp (a)	102,200	3,542,221
Major Drilling Group International Inc (a)	339,748	3,919,352
TOTAL MATERIALS		7,461,573
Utilities - 0.8%
Gas Utilities - 0.8%
Brookfield Infrastructure Corp (United States)	257,342	9,521,654
TOTAL CANADA		22,621,574
ISRAEL - 0.6%
Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.3%
Next Vision Stabilized Systems Ltd	31,955	3,662,995
Software - 0.3%
Cellebrite DI Ltd (a)	330,460	4,295,980
TOTAL ISRAEL		7,958,975
ITALY - 1.0%
Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 0.5%
Lottomatica Group Spa	213,900	6,296,177
Leisure Products - 0.5%
Sanlorenzo SpA/Ameglia (b)	161,200	6,281,187
TOTAL ITALY		12,577,364
JAPAN - 1.2%
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 1.2%
SUMCO Corp	961,500	15,340,398
KOREA (SOUTH) - 0.5%
Communication Services - 0.5%
Entertainment - 0.5%
Pearl Abyss Corp (a)	146,200	5,866,721
NETHERLANDS - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Newamsterdam Pharma Co NV (a)	41,531	1,186,125
PUERTO RICO - 0.6%
Financials - 0.6%
Financial Services - 0.6%
EVERTEC Inc	267,876	7,910,378
SPAIN - 0.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
CIE Automotive SA	126,100	4,291,921
SWITZERLAND - 1.2%
Consumer Discretionary - 1.2%
Automobile Components - 1.2%
Garrett Motion Inc	579,000	14,828,190
TAIWAN - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
Silicon Motion Technology Corp ADR	42,996	9,406,665
THAILAND - 2.3%
Information Technology - 2.3%
Electronic Equipment, Instruments & Components - 2.3%
Fabrinet (a)	42,718	29,196,472
UNITED STATES - 88.7%
Communication Services - 0.6%
Media - 0.6%
EchoStar Corp Class A (a)(b)	67,600	8,324,264
Consumer Discretionary - 9.2%
Distributors - 0.3%
GigaCloud Technology Inc Class A (a)	89,400	3,977,406
Diversified Consumer Services - 4.1%
Covista Inc (a)	65,700	7,569,954
Grand Canyon Education Inc (a)	146,319	24,738,154
Laureate Education Inc (a)	644,949	19,409,740
		51,717,848
Hotels, Restaurants & Leisure - 1.8%
Brinker International Inc (a)	60,000	9,134,400
Lindblad Expeditions Holdings Inc (a)	317,541	5,884,034
Pursuit Attractions and Hospitality Inc (a)	166,045	6,987,174
		22,005,608
Household Durables - 1.5%
Cavco Industries Inc (a)	22,100	11,204,700
KB Home	163,000	8,637,370
		19,842,070
Leisure Products - 0.7%
YETI Holdings Inc (a)	239,207	9,439,108
Specialty Retail - 0.3%
Bob's Discount Furniture Inc (b)	364,500	3,914,730
Textiles, Apparel & Luxury Goods - 0.5%
Steven Madden Ltd	186,376	7,000,283
TOTAL CONSUMER DISCRETIONARY		117,897,053
Consumer Staples - 2.6%
Consumer Staples Distribution & Retail - 2.2%
Performance Food Group Co (a)	155,019	14,038,521
Sprouts Farmers Market Inc (a)	169,800	13,898,130
		27,936,651
Tobacco - 0.4%
Turning Point Brands Inc	75,914	6,124,741
TOTAL CONSUMER STAPLES		34,061,392
Energy - 3.6%
Energy Equipment & Services - 2.0%
Flowco Holdings Inc Class A	563,500	13,991,705
Noble Corp PLC (b)	228,600	11,665,458
		25,657,163
Oil, Gas & Consumable Fuels - 1.6%
Chord Energy Corp	89,600	13,045,760
Gulfport Energy Corp (a)	38,614	7,434,740
		20,480,500
TOTAL ENERGY		46,137,663
Financials - 12.3%
Banks - 5.5%
Ameris Bancorp	157,900	13,460,975
Community Financial System Inc (b)	230,192	14,584,965
CVB Financial Corp	654,094	13,323,895
First Bancorp/Southern Pines NC (b)	223,832	12,924,060
Old National Bancorp/IN	695,004	16,659,246
		70,953,141
Capital Markets - 2.1%
Perella Weinberg Partners Class A (b)	801,173	18,218,674
Victory Capital Holdings Inc Class A (b)	114,500	8,989,395
		27,208,069
Consumer Finance - 2.3%
EZCORP Inc Class A (a)	252,300	8,270,394
FirstCash Holdings Inc	61,503	13,421,185
SLM Corp	323,032	7,455,578
		29,147,157
Insurance - 2.4%
Baldwin Insurance Group Inc/The Class A (a)(b)	823,773	18,716,123
Primerica Inc	45,496	12,796,659
		31,512,782
TOTAL FINANCIALS		158,821,149
Health Care - 11.8%
Biotechnology - 2.8%
Cogent Biosciences Inc (a)	98,216	3,515,151
Dianthus Therapeutics Inc (a)(b)	50,725	4,453,655
Disc Medicine Inc (a)	31,600	2,084,020
Kiniksa Pharmaceuticals International Plc Class A (a)	46,000	2,473,880
Mirum Pharmaceuticals Inc (a)	26,600	2,588,446
Nuvalent Inc Class A (a)	30,885	3,097,148
Olema Pharmaceuticals Inc (a)	101,900	1,468,379
Praxis Precision Medicines Inc (a)	10,100	3,220,183
Spyre Therapeutics Inc (a)	58,410	4,348,625
Twist Bioscience Corp (a)(b)	47,000	2,747,150
Upstream Bio Inc (a)	131,691	1,208,922
Vaxcyte Inc (a)	55,236	3,161,709
Viridian Therapeutics Inc (a)	118,337	1,595,183
		35,962,451
Health Care Equipment & Supplies - 1.8%
Lantheus Holdings Inc (a)	148,886	12,598,734
LivaNova PLC (a)	54,800	3,293,480
Merit Medical Systems Inc (a)	27,874	1,900,449
TransMedics Group Inc (a)(b)	54,167	5,459,492
		23,252,155
Health Care Providers & Services - 3.9%
BrightSpring Health Services Inc (a)	227,958	10,935,145
Ensign Group Inc/The	49,210	9,187,015
Guardian Pharmacy Services Inc Class A (a)	248,700	9,226,770
Hims & Hers Health Inc Class A (a)(b)	72,600	1,972,542
LifeStance Health Group Inc (a)	1,754,000	13,277,780
PACS Group Inc (a)	152,200	5,106,310
		49,705,562
Life Sciences Tools & Services - 0.6%
10X Genomics Inc Class A (a)	91,100	2,008,754
Charles River Laboratories International Inc (a)	31,804	5,310,314
		7,319,068
Pharmaceuticals - 2.7%
Crinetics Pharmaceuticals Inc (a)	99,463	3,857,175
Enliven Therapeutics Inc (a)	81,755	3,370,759
Ligand Pharmaceuticals Inc (a)	83,600	19,182,020
Phibro Animal Health Corp Class A	95,200	5,062,736
Structure Therapeutics Inc ADR (a)	36,400	1,508,780
Trevi Therapeutics Inc (a)	170,100	2,340,576
		35,322,046
TOTAL HEALTH CARE		151,561,282
Industrials - 18.3%
Aerospace & Defense - 2.1%
Carpenter Technology Corp	7,397	3,167,395
Karman Holdings Inc (a)(b)	99,400	6,757,212
Leonardo DRS Inc	61,942	2,516,703
Loar Holdings Inc (a)(b)	81,100	4,551,332
Mercury Systems Inc (a)	34,100	2,690,831
Park Aerospace Corp	82,300	2,786,678
V2X Inc (a)	70,534	4,782,911
		27,253,062
Air Freight & Logistics - 1.1%
Hub Group Inc Class A	315,700	13,837,131
Building Products - 0.6%
Gibraltar Industries Inc (a)	81,616	3,185,472
Tecnoglass Inc	103,851	4,473,902
		7,659,374
Construction & Engineering - 5.5%
Cardinal Infrastructure Group Inc Class A	88,100	4,671,943
Construction Partners Inc Class A (a)	87,539	10,825,073
IES Holdings Inc (a)	48,986	31,550,903
Legence Corp Class A	52,400	4,556,704
WillScot Holdings Corp	785,689	17,787,999
		69,392,622
Electrical Equipment - 1.6%
Forgent Power Solutions Inc Class A	443,000	16,665,660
Nextpower Inc Class A (a)	31,500	3,752,595
		20,418,255
Machinery - 3.0%
Enpro Inc	40,500	11,807,775
Hillman Solutions Corp (a)	924,200	7,541,472
SPX Technologies Inc (a)	45,200	9,894,732
Terex Corp	160,276	9,969,167
		39,213,146
Passenger Airlines - 0.2%
Alaska Air Group Inc (a)(b)	78,000	3,050,580
Professional Services - 1.7%
Cbiz Inc (a)(b)	731,542	22,312,031
Trading Companies & Distributors - 2.5%
DXP Enterprises Inc/TX (a)	61,100	10,432,825
EVI Industries Inc (b)	138,148	2,565,408
Herc Holdings Inc (b)	155,963	19,794,824
		32,793,057
TOTAL INDUSTRIALS		235,929,258
Information Technology - 15.0%
Electronic Equipment, Instruments & Components - 6.8%
Advanced Energy Industries Inc	45,900	17,621,469
Bel Fuse Inc Class B	6,800	1,875,712
OSI Systems Inc (a)	29,100	8,349,372
Sanmina Corp (a)	197,314	42,978,935
TTM Technologies Inc (a)	102,500	16,217,550
		87,043,038
IT Services - 0.7%
DigitalOcean Holdings Inc (a)	98,200	9,469,426
Semiconductors & Semiconductor Equipment - 4.1%
Axcelis Technologies Inc (a)	116,400	16,192,404
Diodes Inc (a)	155,700	16,683,255
Semtech Corp (a)(b)	104,000	10,925,200
Veeco Instruments Inc (a)	180,899	9,017,815
		52,818,674
Software - 2.8%
Adeia Inc	313,700	9,991,345
Braze Inc Class A (a)(b)	283,600	6,247,708
Riot Platforms Inc (a)	734,570	12,663,987
Terawulf Inc (a)(b)	351,600	7,640,268
		36,543,308
Technology Hardware, Storage & Peripherals - 0.6%
GPGI Inc Class A	507,800	7,835,354
TOTAL INFORMATION TECHNOLOGY		193,709,800
Materials - 8.8%
Chemicals - 5.2%
Element Solutions Inc	677,447	28,852,468
Minerals Technologies Inc	138,000	9,927,720
Perimeter Solutions Inc (a)	913,014	27,664,324
		66,444,512
Construction Materials - 1.9%
Eagle Materials Inc	40,455	8,500,000
James Hardie Industries PLC (a)	563,000	11,817,370
Suncrete Inc (c)	281,400	4,389,840
		24,707,210
Metals & Mining - 1.7%
Coeur Mining Inc (a)	643,800	11,569,086
Commercial Metals Co	151,700	10,461,232
		22,030,318
TOTAL MATERIALS		113,182,040
Real Estate - 3.9%
Health Care REITs - 1.3%
CareTrust REIT Inc	408,615	16,119,862
Industrial REITs - 0.8%
Terreno Realty Corp	158,629	10,342,611
Real Estate Management & Development - 1.0%
Compass Inc Class A (a)	1,738,948	13,163,836
Retail REITs - 0.8%
Acadia Realty Trust	461,816	9,984,462
TOTAL REAL ESTATE		49,610,771
Utilities - 2.6%
Electric Utilities - 0.7%
IDACORP Inc	63,100	9,322,394
Gas Utilities - 1.9%
Southwest Gas Holdings Inc	92,851	8,732,637
UGI Corp (b)	413,800	14,934,042
		23,666,679
TOTAL UTILITIES		32,989,073
TOTAL UNITED STATES		1,142,223,745
TOTAL COMMON STOCKS (Cost $1,019,251,486)		1,276,543,834

Money Market Funds - 7.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	11,855,350	11,857,721
Fidelity Securities Lending Cash Central Fund (d)(e)	3.69	81,979,789	81,987,987
TOTAL MONEY MARKET FUNDS (Cost $93,845,708)			93,845,708

TOTAL INVESTMENT IN SECURITIES - 106.5% (Cost $1,113,097,194)	1,370,389,542
NET OTHER ASSETS (LIABILITIES) - (6.5)%	(83,110,954)
NET ASSETS - 100.0%	1,287,278,588

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,389,840 or 0.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Suncrete Inc	3/27/2026	2,814,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	23,410,601	546,582,780	558,136,337	778,758	677	-	11,857,721	11,855,350	0.0%
Fidelity Securities Lending Cash Central Fund	58,769,914	734,346,679	711,128,158	113,678	(448)	-	81,987,987	81,979,789	0.2%
Total	82,180,515	1,280,929,459	1,269,264,495	892,436	229	-	93,845,708

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	14,190,985	8,324,264	5,866,721	-
Consumer Discretionary	149,594,528	149,594,528	-	-
Consumer Staples	34,061,392	34,061,392	-	-
Energy	46,137,663	46,137,663	-	-
Financials	166,731,527	166,731,527	-	-
Health Care	154,599,193	154,599,193	-	-
Industrials	237,534,941	237,534,941	-	-
Information Technology	257,793,188	242,452,790	15,340,398	-
Materials	123,778,919	123,778,919	-	-
Real Estate	49,610,771	49,610,771	-	-
Utilities	42,510,727	42,510,727	-	-

Money Market Funds	93,845,708	93,845,708	-	-
Total Investments in Securities:	1,370,389,542	1,349,182,423	21,207,119	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $120,296,225) - See accompanying schedule:
Unaffiliated issuers (cost $1,019,251,486)	$1,276,543,834
Fidelity Central Funds (cost $93,845,708)	93,845,708

Total Investment in Securities (cost $1,113,097,194)		$1,370,389,542
Foreign currency held at value (cost $169,708)		169,895
Receivable for investments sold		6,334,450
Receivable for fund shares sold		348,848
Dividends receivable		273,711
Distributions receivable from Fidelity Central Funds		63,773
Prepaid expenses		308
Total assets		1,377,580,527
Liabilities
Payable for investments purchased	$6,414,537
Payable for fund shares redeemed	1,097,675
Accrued management fee	752,268
Other payables and accrued expenses	53,607
Collateral on securities loaned	81,983,852
Total liabilities		90,301,939
Net Assets		$1,287,278,588
Net Assets consist of:
Paid in capital		$979,948,608
Total accumulated earnings (loss)		307,329,980
Net Assets		$1,287,278,588
Net Asset Value, offering price and redemption price per share ($1,287,278,588 ÷ 63,174,694 shares)		$20.38
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$10,353,830
Income from Fidelity Central Funds (including $113,678 from security lending)		892,436
Security lending		17,914
Total income		11,264,180
Expenses
Management fee
Basic fee	$9,447,986
Performance adjustment	544,383
Custodian fees and expenses	46,611
Independent trustees' fees and expenses	3,892
Registration fees	36,263
Audit fees	70,988
Legal	2,623
Miscellaneous	4,053
Total expenses before reductions	10,156,799
Expense reductions	(1,114)
Total expenses after reductions		10,155,685
Net Investment income (loss)		1,108,495
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	206,830,249
Redemptions in-kind	362,073
Fidelity Central Funds	229
Foreign currency transactions	26,228
Total net realized gain (loss)		207,218,779
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	143,057,191
Assets and liabilities in foreign currencies	16,447
Total change in net unrealized appreciation (depreciation)		143,073,638
Net gain (loss)		350,292,417
Net increase (decrease) in net assets resulting from operations		$351,400,912
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,108,495	$470,630
Net realized gain (loss)	207,218,779	45,173,614
Change in net unrealized appreciation (depreciation)	143,073,638	18,023,630
Net increase (decrease) in net assets resulting from operations	351,400,912	63,667,874
Distributions to shareholders	(161,757,811)	(21,451,426)

Share transactions
Proceeds from sales of shares	94,919,697	58,116,522
Reinvestment of distributions	153,656,170	20,453,335
Cost of shares redeemed	(184,984,542)	(194,078,535)

Net increase (decrease) in net assets resulting from share transactions	63,591,325	(115,508,678)
Total increase (decrease) in net assets	253,234,426	(73,292,230)

Net Assets
Beginning of period	1,034,044,162	1,107,336,392
End of period	$1,287,278,588	$1,034,044,162

Other Information
Shares
Sold	4,929,326	3,120,669
Issued in reinvestment of distributions	8,314,141	1,053,753
Redeemed	(9,661,032)	(10,558,278)
Net increase (decrease)	3,582,435	(6,383,856)

Financial Highlights
Fidelity® Small Cap Stock Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$17.35	$16.78	$14.76	$16.44	$23.58
Income from Investment Operations
Net investment income (loss) A,B	.02	.01	.01	- C	.02
Net realized and unrealized gain (loss)	5.76	.90	2.01	(.54)	(2.57)
Total from investment operations	5.78	.91	2.02	(.54)	(2.55)
Distributions from net investment income	(.03)	- D	- C	-	(.05)
Distributions from net realized gain	(2.72)	(.34) D	-	(1.14)	(4.54)
Total distributions	(2.75)	(.34)	- C	(1.14)	(4.59)
Net asset value, end of period	$20.38	$17.35	$16.78	$14.76	$16.44
Total Return E	35.50%	5.23%	13.71%	(3.33)%	(13.53)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.86%	.86%	.87%	.77%	.90%
Expenses net of fee waivers, if any	.86%	.86%	.86%	.77%	.89%
Expenses net of all reductions, if any	.86%	.86%	.86%	.77%	.89%
Net investment income (loss)	.09%	.04%	.04%	(.02)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$1,287,279	$1,034,044	$1,107,336	$1,168,446	$1,257,662
Portfolio turnover rate H	159 % I	124% I	78%	74% I	135% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Small Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in dividends. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$308,085,389
Gross unrealized depreciation	(57,144,149)
Net unrealized appreciation (depreciation)	$250,941,240
Tax Cost	$1,119,448,302

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,163,762
Undistributed long-term capital gain	$54,208,345
Net unrealized appreciation (depreciation) on securities and other investments	$250,957,872

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$41,895,442	$16,697,275
Long-term Capital Gains	119,862,369	4,754,151
Total	$161,757,811	$ 21,451,426

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Stock Fund	1,827,986,587	1,909,612,316

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Small Cap Stock Fund	74,796	-	362,073	362,073	1,403,921

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Small Cap Stock Fund	6,592	26,894	114,313
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Small Cap Stock Fund	.82

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Small Cap Stock Fund	.80

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Small Cap Stock Fund	Russell 2000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .05%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Stock Fund	70,764

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Stock Fund	77,128,301	98,997,605	6,559,747
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Small Cap Stock Fund	1,426
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Stock Fund	13,705	1,195	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Small Cap Stock Fund	40,017,359
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,114.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Small Cap Stock Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $126,648,160, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 0% and 11% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 0.00% and 14.04% of the dividends distributed in June and December, respectively during the fiscal as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.00% and 2.08% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703590.128
SLCX-ANN-0626
Fidelity® Small Cap Discovery Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Discovery Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
BAILIWICK OF GUERNSEY - 0.2%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Super Group SGHC Ltd (b)	339,800	4,403,808
BRAZIL - 0.2%
Financials - 0.2%
Financial Services - 0.2%
StoneCo Ltd Class A	390,200	4,284,396
CANADA - 0.3%
Industrials - 0.0%
Electrical Equipment - 0.0%
Electrovaya Inc (United States) (a)	82,127	760,496
Materials - 0.3%
Metals & Mining - 0.3%
Ssr Mining Inc (United States) (a)	180,800	5,208,848
TOTAL CANADA		5,969,344
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
Patria Investments Ltd Class A (b)	376,820	4,864,746
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Newamsterdam Pharma Co NV (a)(b)	148,700	4,246,872
PUERTO RICO - 1.2%
Financials - 1.2%
Financial Services - 1.2%
EVERTEC Inc	913,013	26,961,274
THAILAND - 2.8%
Information Technology - 2.8%
Electronic Equipment, Instruments & Components - 2.8%
Fabrinet (a)(b)	89,900	61,443,953
UNITED STATES - 92.6%
Communication Services - 0.4%
Media - 0.4%
EchoStar Corp Class A (a)(b)	97,800	12,043,092
Consumer Discretionary - 12.7%
Broadline Retail - 0.4%
Etsy Inc (a)	120,600	7,759,404
Distributors - 0.8%
GigaCloud Technology Inc Class A (a)	418,645	18,625,516
Diversified Consumer Services - 5.7%
Carriage Services Inc	383,269	18,818,508
Covista Inc (a)	243,396	28,044,087
Grand Canyon Education Inc (a)	44,362	7,500,283
Laureate Education Inc (a)	1,746,999	52,575,935
Stride Inc (a)	183,400	17,819,144
		124,757,957
Hotels, Restaurants & Leisure - 1.0%
Cheesecake Factory Inc/The (b)	351,600	22,105,092
Household Durables - 0.5%
KB Home	198,600	10,523,814
Specialty Retail - 4.1%
Academy Sports & Outdoors Inc	862,196	47,282,829
Bob's Discount Furniture Inc (b)	266,700	2,864,358
Caleres Inc	402,700	5,275,370
Lithia Motors Inc	43,900	12,736,268
Signet Jewelers Ltd	102,000	9,081,060
Urban Outfitters Inc (a)	193,400	13,603,756
		90,843,641
Textiles, Apparel & Luxury Goods - 0.2%
Oxford Industries Inc (b)	79,200	3,392,928
Steven Madden Ltd	52,730	1,980,539
		5,373,467
TOTAL CONSUMER DISCRETIONARY		279,988,891
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 1.0%
Sprouts Farmers Market Inc (a)	250,800	20,527,980
Village Super Market Inc Class A	21,200	913,508
TOTAL CONSUMER STAPLES		21,441,488
Energy - 4.2%
Energy Equipment & Services - 1.1%
Cactus Inc Class A	48,359	2,694,563
Flowco Holdings Inc Class A	487,506	12,104,774
Solaris Energy Infrastructure Inc Class A	131,200	9,687,808
		24,487,145
Oil, Gas & Consumable Fuels - 3.1%
Chord Energy Corp	169,100	24,620,960
Gulfport Energy Corp (a)	12,800	2,464,512
Ovintiv Inc	687,100	42,291,005
		69,376,477
TOTAL ENERGY		93,863,622
Financials - 12.9%
Banks - 5.3%
Axos Financial Inc (a)	154,200	14,871,048
Eastern Bankshares Inc	178,551	3,612,087
FNB Corp/PA	455,478	8,130,282
Hancock Whitney Corp	164,600	11,112,146
Old National Bancorp/IN (b)	2,604,800	62,437,056
Pathward Financial Inc	43,300	3,760,172
UMB Financial Corp	96,430	12,166,573
		116,089,364
Capital Markets - 0.7%
Victory Capital Holdings Inc Class A	33,700	2,645,787
WisdomTree Inc (b)	800,300	13,605,100
		16,250,887
Consumer Finance - 3.6%
EZCORP Inc Class A (a)(b)	894,000	29,305,320
FirstCash Holdings Inc	135,947	29,666,354
SLM Corp	902,000	20,818,160
		79,789,834
Financial Services - 0.8%
WEX Inc (a)	116,850	17,566,061
Insurance - 2.5%
Baldwin Insurance Group Inc/The Class A (a)(b)	725,883	16,492,062
First American Financial Corp	280,972	19,704,566
Reinsurance Group of America Inc	88,700	18,756,502
		54,953,130
TOTAL FINANCIALS		284,649,276
Health Care - 14.4%
Biotechnology - 4.2%
Annexon Inc (a)	420,400	2,467,748
Apogee Therapeutics Inc (a)	5,500	455,895
Celldex Therapeutics Inc (a)	408,384	13,427,666
CG oncology Inc (a)	128,600	8,582,764
Cogent Biosciences Inc (a)	385,569	13,799,515
Cytokinetics Inc (a)	82,300	5,264,731
Disc Medicine Inc (a)	35,100	2,314,845
Janux Therapeutics Inc (a)	31,600	454,092
Kiniksa Pharmaceuticals International Plc Class A (a)	102,308	5,502,124
Nurix Therapeutics Inc (a)	171,800	2,869,060
Olema Pharmaceuticals Inc (a)	210,800	3,037,628
Oruka Therapeutics Inc (a)	4,500	307,845
Praxis Precision Medicines Inc (a)	17,200	5,483,876
Travere Therapeutics Inc (a)	195,300	8,226,036
Tyra Biosciences Inc (a)	4,900	170,275
Upstream Bio Inc (a)	75,300	691,254
Vaxcyte Inc (a)	237,500	13,594,500
Viridian Therapeutics Inc (a)	77,000	1,037,960
Zenas Biopharma Inc (a)	259,494	5,013,424
		92,701,238
Health Care Equipment & Supplies - 3.6%
Haemonetics Corp (a)	228,201	13,712,598
Lantheus Holdings Inc (a)	680,982	57,624,697
LivaNova PLC (a)	140,200	8,426,020
		79,763,315
Health Care Providers & Services - 3.8%
Addus HomeCare Corp (a)	81,300	7,877,157
BrightSpring Health Services Inc (a)	369,332	17,716,856
Ensign Group Inc/The	67,776	12,653,101
Option Care Health Inc (a)	611,393	12,429,620
PACS Group Inc (a)	364,000	12,212,200
Park Dental Partners Inc	15,500	272,489
Pennant Group Inc/The (a)	305,374	9,564,314
Progyny Inc (a)	557,620	10,360,580
		83,086,317
Life Sciences Tools & Services - 1.6%
Charles River Laboratories International Inc (a)	30,000	5,009,100
ICON PLC (a)	248,500	29,405,005
		34,414,105
Pharmaceuticals - 1.2%
Alumis Inc (a)	91,800	2,266,542
Amylyx Pharmaceuticals Inc (a)	172,077	2,753,232
Elanco Animal Health Inc (a)	425,581	9,520,247
Enliven Therapeutics Inc (a)	4,200	173,166
MBX Biosciences Inc (a)	54,300	1,640,946
Phibro Animal Health Corp Class A	159,071	8,459,396
Trevi Therapeutics Inc (a)	287,200	3,951,872
		28,765,401
TOTAL HEALTH CARE		318,730,376
Industrials - 21.8%
Aerospace & Defense - 0.6%
Park Aerospace Corp	20,000	677,200
V2X Inc (a)	196,048	13,294,015
		13,971,215
Building Products - 2.0%
AZZ Inc	22,302	3,190,078
Gibraltar Industries Inc (a)	336,688	13,140,933
Griffon Corp	25,700	2,343,069
Resideo Technologies Inc (a)	275,903	11,414,107
Tecnoglass Inc (b)	330,586	14,241,645
		44,329,832
Commercial Services & Supplies - 3.4%
Brady Corp Class A	610,201	49,926,646
Brink's Co/The	245,928	26,252,814
		76,179,460
Construction & Engineering - 5.4%
Cardinal Infrastructure Group Inc Class A (b)	178,429	9,462,090
Granite Construction Inc	159,100	21,807,837
IES Holdings Inc (a)	115,315	74,272,086
Limbach Holdings Inc (a)	66,100	6,594,797
Valmont Industries Inc	11,200	5,690,048
		117,826,858
Electrical Equipment - 0.9%
LSI Industries Inc	7,500	182,325
Nextpower Inc Class A (a)	170,370	20,296,178
		20,478,503
Ground Transportation - 0.3%
ArcBest Corp	42,969	5,481,555
Proficient Auto Logistics Inc (a)	102,316	752,023
Universal Logistics Holdings Inc	43,701	1,052,320
		7,285,898
Machinery - 3.2%
Blue Bird Corp (a)	21,651	1,388,046
Energy Recovery Inc (a)	77,000	852,390
Enpro Inc	34,700	10,116,785
Hillman Solutions Corp (a)	580,913	4,740,250
JBT Marel Corp	30,500	3,602,050
Miller Industries Inc/TN	13,200	633,468
Mueller Industries Inc	105,762	14,323,348
Mueller Water Products Inc Class A1	190,996	5,326,878
SPX Technologies Inc (a)	84,300	18,454,113
Terex Corp	174,831	10,874,488
		70,311,816
Professional Services - 2.3%
Cbiz Inc (a)(b)	869,697	26,525,759
Maximus Inc	374,608	24,581,776
		51,107,535
Trading Companies & Distributors - 3.7%
Core & Main Inc Class A (a)	295,600	14,889,372
DXP Enterprises Inc/TX (a)	285,047	48,671,775
Herc Holdings Inc	81,700	10,369,364
Rush Enterprises Inc Class A	102,858	7,614,578
		81,545,089
TOTAL INDUSTRIALS		483,036,206
Information Technology - 16.7%
Electronic Equipment, Instruments & Components - 8.7%
Bel Fuse Inc Class B	16,182	4,463,643
Belden Inc	151,042	16,989,204
ePlus Inc	72,101	6,106,234
Insight Enterprises Inc (a)	368,303	26,849,289
Itron Inc (a)	36,300	3,041,940
Sanmina Corp (a)	429,609	93,577,432
TD SYNNEX Corp	63,900	14,580,702
TTM Technologies Inc (a)	156,900	24,824,718
		190,433,162
Semiconductors & Semiconductor Equipment - 5.9%
Axcelis Technologies Inc (a)(b)	259,600	36,112,956
Credo Technology Group Holding Ltd (a)	109,100	18,984,491
Diodes Inc (a)	309,098	33,119,851
MKS Inc	21,172	6,007,555
Penguin Solutions Inc (a)	830,180	25,245,774
Veeco Instruments Inc (a)	238,913	11,909,813
		131,380,440
Software - 2.1%
ACI Worldwide Inc (a)	246,608	10,658,398
Adeia Inc	371,080	11,818,898
Bitdeer Technologies Group Class A (a)(b)	189,400	2,138,325
Riot Platforms Inc (a)	601,600	10,371,584
Terawulf Inc (a)(b)	558,300	12,131,859
		47,119,064
TOTAL INFORMATION TECHNOLOGY		368,932,666
Materials - 7.1%
Chemicals - 2.8%
Element Solutions Inc	261,400	11,133,026
HB Fuller Co	90,400	5,471,008
Minerals Technologies Inc	487,500	35,070,750
Perimeter Solutions Inc (a)	337,792	10,235,098
		61,909,882
Construction Materials - 1.1%
Eagle Materials Inc	93,800	19,708,318
Suncrete Inc Class A	252,100	3,932,760
		23,641,078
Containers & Packaging - 0.7%
Silgan Holdings Inc	390,600	15,838,830
Metals & Mining - 2.5%
Century Aluminum Co (a)	45,600	2,710,464
Coeur Mining Inc (a)	1,775,296	31,902,069
Commercial Metals Co	236,300	16,295,248
Constellium SE (a)	120,612	3,772,743
		54,680,524
TOTAL MATERIALS		156,070,314
Real Estate - 0.7%
Real Estate Management & Development - 0.6%
Compass Inc Class A (a)	1,590,000	12,036,300
Specialized REITs - 0.1%
Outfront Media Inc	88,691	2,736,117
TOTAL REAL ESTATE		14,772,417
Utilities - 0.7%
Gas Utilities - 0.7%
UGI Corp	422,344	15,242,395
TOTAL UNITED STATES		2,048,770,743
TOTAL COMMON STOCKS (Cost $1,756,344,464)		2,160,945,136

Money Market Funds - 3.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	37,423,667	37,431,152
Fidelity Securities Lending Cash Central Fund (c)(d)	3.69	47,733,253	47,738,026
TOTAL MONEY MARKET FUNDS (Cost $85,169,178)			85,169,178

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $1,841,513,642)	2,246,114,314
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(33,471,105)
NET ASSETS - 100.0%	2,212,643,209

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	93,271,874	755,364,268	811,203,750	2,510,655	(1,240)	-	37,431,152	37,423,667	0.1%
Fidelity Securities Lending Cash Central Fund	60,632,698	534,302,668	547,196,763	102,245	(577)	-	47,738,026	47,733,253	0.1%
Total	153,904,572	1,289,666,936	1,358,400,513	2,612,900	(1,817)	-	85,169,178

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	12,043,092	12,043,092	-	-
Consumer Discretionary	284,392,699	284,392,699	-	-
Consumer Staples	21,441,488	21,441,488	-	-
Energy	93,863,622	93,863,622	-	-
Financials	320,759,692	320,759,692	-	-
Health Care	322,977,248	322,977,248	-	-
Industrials	483,796,702	483,796,702	-	-
Information Technology	430,376,619	430,376,619	-	-
Materials	161,279,162	161,279,162	-	-
Real Estate	14,772,417	14,772,417	-	-
Utilities	15,242,395	15,242,395	-	-

Money Market Funds	85,169,178	85,169,178	-	-
Total Investments in Securities:	2,246,114,314	2,246,114,314	-	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $150,197,063) - See accompanying schedule:
Unaffiliated issuers (cost $1,756,344,464)	$2,160,945,136
Fidelity Central Funds (cost $85,169,178)	85,169,178

Total Investment in Securities (cost $1,841,513,642)		$2,246,114,314
Foreign currency held at value (cost $2)		2
Receivable for investments sold		15,726,769
Receivable for fund shares sold		495,875
Dividends receivable		1,947,339
Distributions receivable from Fidelity Central Funds		116,484
Prepaid expenses		631
Total assets		2,264,401,414
Liabilities
Payable for investments purchased	$644,926
Payable for fund shares redeemed	2,345,323
Accrued management fee	976,568
Other payables and accrued expenses	56,182
Collateral on securities loaned	47,735,206
Total liabilities		51,758,205
Net Assets		$2,212,643,209
Net Assets consist of:
Paid in capital		$1,750,287,032
Total accumulated earnings (loss)		462,356,177
Net Assets		$2,212,643,209
Net Asset Value, offering price and redemption price per share ($2,212,643,209 ÷ 87,059,251 shares)		$25.42
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$22,177,786
Income from Fidelity Central Funds (including $102,245 from security lending)		2,612,900
Security lending		26,624
Total income		24,817,310
Expenses
Management fee
Basic fee	$17,415,416
Performance adjustment	(2,756,229)
Custodian fees and expenses	48,062
Independent trustees' fees and expenses	7,654
Registration fees	52,956
Audit fees	57,544
Legal	2,173
Interest	1,838
Miscellaneous	8,234
Total expenses		14,837,648
Net Investment income (loss)		9,979,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	330,090,439
Fidelity Central Funds	(1,817)
Foreign currency transactions	(19,974)
Total net realized gain (loss)		330,068,648
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	276,959,826
Assets and liabilities in foreign currencies	23,828
Total change in net unrealized appreciation (depreciation)		276,983,654
Net gain (loss)		607,052,302
Net increase (decrease) in net assets resulting from operations		$617,031,964
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,979,662	$5,506,813
Net realized gain (loss)	330,068,648	197,426,539
Change in net unrealized appreciation (depreciation)	276,983,654	(301,845,142)
Net increase (decrease) in net assets resulting from operations	617,031,964	(98,911,790)
Distributions to shareholders	(304,427,968)	(295,273,715)

Share transactions
Proceeds from sales of shares	234,811,242	511,958,193
Reinvestment of distributions	240,522,073	266,250,032
Cost of shares redeemed	(676,588,480)	(897,949,560)

Net increase (decrease) in net assets resulting from share transactions	(201,255,165)	(119,741,335)
Total increase (decrease) in net assets	111,348,831	(513,926,840)

Net Assets
Beginning of period	2,101,294,378	2,615,221,218
End of period	$2,212,643,209	$2,101,294,378

Other Information
Shares
Sold	9,766,772	21,275,688
Issued in reinvestment of distributions	10,272,323	10,938,899
Redeemed	(27,726,189)	(35,720,230)
Net increase (decrease)	(7,687,094)	(3,505,643)

Financial Highlights
Fidelity® Small Cap Discovery Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$22.18	$26.62	$23.70	$26.93	$29.55
Income from Investment Operations
Net investment income (loss) A,B	.11	.06	.04	.06	- C
Net realized and unrealized gain (loss)	6.55	(1.35)	4.06	(.64)	(.74)
Total from investment operations	6.66	(1.29)	4.10	(.58)	(.74)
Distributions from net investment income	(.10)	(.06)	(.03)	(.04)	(.03)
Distributions from net realized gain	(3.32)	(3.09)	(1.15)	(2.61)	(1.85)
Total distributions	(3.42)	(3.15)	(1.18)	(2.65)	(1.88)
Net asset value, end of period	$25.42	$22.18	$26.62	$23.70	$26.93
Total Return D	31.75%	(5.57)%	17.57%	(1.82)%	(2.94)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.66%	.91%	1.10%	1.03%	.98%
Expenses net of fee waivers, if any	.66%	.91%	1.09%	1.02%	.97%
Expenses net of all reductions, if any	.66%	.91%	1.09%	1.02%	.97%
Net investment income (loss)	.44%	.23%	.17%	.25%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,212,643	$2,101,294	$2,615,221	$2,757,344	$3,223,415
Portfolio turnover rate G	64%	67%	45%	27%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Small Cap Discovery Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$554,563,854
Gross unrealized depreciation	(150,640,263)
Net unrealized appreciation (depreciation)	$403,923,591
Tax Cost	$1,842,190,723

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,586,903
Undistributed long-term capital gain	$56,798,094
Net unrealized appreciation (depreciation) on securities and other investments	$403,971,182

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$65,581,613	$79,224,947
Long-term Capital Gains	238,846,355	216,048,768
Total	$304,427,968	$295,273,715

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Discovery Fund	1,396,566,363	1,851,905,652

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Small Cap Discovery Fund	.84

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Small Cap Discovery Fund	.77

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Small Cap Discovery Fund	Russell 2000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (.12)%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Small Cap Discovery Fund	31,907

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Small Cap Discovery Fund	Borrower	8,411,000	3.93%	1,838

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Discovery Fund	73,874,445	141,889,763	34,472,560

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Small Cap Discovery Fund	2,767
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Small Cap Discovery Fund	13,847	15	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Small Cap Discovery Fund	102,243,135
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Small Cap Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Discovery Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $258,381,671, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $1,118,410 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 94% and 20% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 94.06% and 22.99% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.07% and 0.86% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.757239.125
SMR-ANN-0626
Fidelity® Series Small Cap Discovery Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Small Cap Discovery Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
BAILIWICK OF GUERNSEY - 0.2%
Consumer Discretionary - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Super Group SGHC Ltd (b)	316,100	4,096,656
BRAZIL - 0.2%
Financials - 0.2%
Financial Services - 0.2%
StoneCo Ltd Class A	337,400	3,704,652
CANADA - 0.3%
Industrials - 0.0%
Electrical Equipment - 0.0%
Electrovaya Inc (United States) (a)	100,800	933,408
Materials - 0.3%
Metals & Mining - 0.3%
Ssr Mining Inc (United States) (a)	164,000	4,724,840
TOTAL CANADA		5,658,248
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Capital Markets - 0.2%
Patria Investments Ltd Class A (b)	288,057	3,718,816
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Newamsterdam Pharma Co NV (a)(b)	137,500	3,927,000
PUERTO RICO - 1.0%
Financials - 1.0%
Financial Services - 1.0%
EVERTEC Inc	693,161	20,469,044
THAILAND - 2.8%
Information Technology - 2.8%
Electronic Equipment, Instruments & Components - 2.8%
Fabrinet (a)	81,500	55,702,805
UNITED STATES - 92.4%
Communication Services - 0.5%
Media - 0.5%
EchoStar Corp Class A (a)(b)	88,900	10,947,145
Consumer Discretionary - 12.3%
Broadline Retail - 0.4%
Etsy Inc (a)	109,400	7,038,796
Distributors - 0.7%
GigaCloud Technology Inc Class A (a)(b)	326,205	14,512,860
Diversified Consumer Services - 5.6%
Carriage Services Inc	294,600	14,464,860
Covista Inc (a)	215,310	24,808,018
Grand Canyon Education Inc (a)	40,366	6,824,680
Laureate Education Inc (a)	1,583,348	47,650,859
Stride Inc (a)(b)	166,400	16,167,424
		109,915,841
Hotels, Restaurants & Leisure - 1.0%
Cheesecake Factory Inc/The (b)	318,900	20,049,243
Household Durables - 0.5%
KB Home	180,200	9,548,798
Specialty Retail - 3.9%
Academy Sports & Outdoors Inc (b)	666,059	36,526,676
Bob's Discount Furniture Inc (b)	233,567	2,508,509
Caleres Inc	316,200	4,142,220
Lithia Motors Inc	41,000	11,894,920
Signet Jewelers Ltd	89,700	7,985,991
Urban Outfitters Inc (a)	182,700	12,851,118
		75,909,434
Textiles, Apparel & Luxury Goods - 0.2%
Oxford Industries Inc (b)	71,800	3,075,912
Steven Madden Ltd	50,359	1,891,484
		4,967,396
TOTAL CONSUMER DISCRETIONARY		241,942,368
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 1.0%
Sprouts Farmers Market Inc (a)	219,400	17,957,890
Village Super Market Inc Class A	17,000	732,530
TOTAL CONSUMER STAPLES		18,690,420
Energy - 4.3%
Energy Equipment & Services - 1.1%
Cactus Inc Class A	45,656	2,543,952
Flowco Holdings Inc Class A	378,200	9,390,706
Solaris Energy Infrastructure Inc Class A	119,000	8,786,960
		20,721,618
Oil, Gas & Consumable Fuels - 3.2%
Chord Energy Corp	153,371	22,330,818
Gulfport Energy Corp (a)	11,100	2,137,194
Ovintiv Inc	623,300	38,364,115
		62,832,127
TOTAL ENERGY		83,553,745
Financials - 12.4%
Banks - 4.9%
Axos Financial Inc (a)	139,900	13,491,956
Eastern Bankshares Inc	158,841	3,213,353
FNB Corp/PA	413,222	7,376,013
Hancock Whitney Corp	148,649	10,035,294
Old National Bancorp/IN	2,026,500	48,575,205
Pathward Financial Inc	37,200	3,230,448
UMB Financial Corp	87,451	11,033,693
		96,955,962
Capital Markets - 0.7%
Victory Capital Holdings Inc Class A (b)	31,400	2,465,214
WisdomTree Inc (b)	688,900	11,711,300
		14,176,514
Consumer Finance - 3.6%
EZCORP Inc Class A (a)(b)	810,900	26,581,302
FirstCash Holdings Inc	123,333	26,913,727
SLM Corp	718,451	16,581,849
		70,076,878
Financial Services - 0.8%
WEX Inc (a)	102,200	15,363,726
Insurance - 2.4%
Baldwin Insurance Group Inc/The Class A (a)(b)	637,886	14,492,770
First American Financial Corp	221,245	15,515,912
Reinsurance Group of America Inc	76,900	16,261,274
		46,269,956
TOTAL FINANCIALS		242,843,036
Health Care - 14.6%
Biotechnology - 4.3%
Annexon Inc (a)	396,000	2,324,520
Apogee Therapeutics Inc (a)	4,600	381,294
Celldex Therapeutics Inc (a)(b)	370,400	12,178,752
CG oncology Inc (a)	117,600	7,848,624
Cogent Biosciences Inc (a)	349,711	12,516,157
Cytokinetics Inc (a)	74,900	4,791,353
Disc Medicine Inc (a)	34,300	2,262,085
Janux Therapeutics Inc (a)	24,500	352,065
Kiniksa Pharmaceuticals International Plc Class A (a)	93,528	5,029,936
Nurix Therapeutics Inc (a)	159,200	2,658,640
Olema Pharmaceuticals Inc (a)	202,000	2,910,820
Oruka Therapeutics Inc (a)	4,000	273,640
Praxis Precision Medicines Inc (a)	16,800	5,356,344
Travere Therapeutics Inc (a)	178,500	7,518,420
Tyra Biosciences Inc (a)	4,300	149,425
Upstream Bio Inc (a)	69,306	636,229
Vaxcyte Inc (a)	215,410	12,330,068
Viridian Therapeutics Inc (a)	69,868	941,821
Zenas Biopharma Inc (a)	227,046	4,386,529
		84,846,722
Health Care Equipment & Supplies - 3.6%
Haemonetics Corp (a)	207,028	12,440,313
Lantheus Holdings Inc (a)	592,667	50,151,482
LivaNova PLC (a)	127,200	7,644,719
		70,236,514
Health Care Providers & Services - 3.8%
Addus HomeCare Corp (a)	73,800	7,150,482
BrightSpring Health Services Inc (a)	335,049	16,072,301
Ensign Group Inc/The	61,900	11,556,111
Option Care Health Inc (a)	537,200	10,921,276
PACS Group Inc (a)	330,200	11,078,210
Park Dental Partners Inc	13,500	237,329
Pennant Group Inc/The (a)	284,844	8,921,314
Progyny Inc (a)	505,867	9,399,009
		75,336,032
Life Sciences Tools & Services - 1.6%
Charles River Laboratories International Inc (a)	27,200	4,541,584
ICON PLC (a)	225,400	26,671,582
		31,213,166
Pharmaceuticals - 1.3%
Alumis Inc (a)	80,600	1,990,014
Amylyx Pharmaceuticals Inc (a)	136,730	2,187,680
Elanco Animal Health Inc (a)	386,021	8,635,290
Enliven Therapeutics Inc (a)	2,949	121,587
MBX Biosciences Inc (a)	47,700	1,441,494
Phibro Animal Health Corp Class A	134,320	7,143,138
Trevi Therapeutics Inc (a)	266,900	3,672,544
		25,191,747
TOTAL HEALTH CARE		286,824,181
Industrials - 21.7%
Aerospace & Defense - 0.6%
Park Aerospace Corp	17,400	589,164
V2X Inc (a)	172,127	11,671,932
		12,261,096
Building Products - 1.9%
AZZ Inc	20,456	2,926,026
Gibraltar Industries Inc (a)	287,929	11,237,869
Griffon Corp	22,600	2,060,442
Resideo Technologies Inc (a)	250,270	10,353,670
Tecnoglass Inc	268,817	11,580,636
		38,158,643
Commercial Services & Supplies - 3.2%
Brady Corp Class A	479,246	39,211,908
Brink's Co/The	212,423	22,676,155
		61,888,063
Construction & Engineering - 5.5%
Cardinal Infrastructure Group Inc Class A	146,544	7,771,228
Granite Construction Inc	143,700	19,696,959
IES Holdings Inc (a)	104,639	67,395,888
Limbach Holdings Inc (a)	60,100	5,996,177
Valmont Industries Inc	10,300	5,232,812
		106,093,064
Electrical Equipment - 0.9%
LSI Industries Inc	6,624	161,029
Nextpower Inc Class A (a)	154,540	18,410,351
		18,571,380
Ground Transportation - 0.3%
ArcBest Corp	37,458	4,778,517
Proficient Auto Logistics Inc (a)	55,344	406,778
Universal Logistics Holdings Inc	41,700	1,004,136
		6,189,431
Machinery - 3.2%
Blue Bird Corp (a)	18,900	1,211,679
Energy Recovery Inc (a)	61,500	680,805
Enpro Inc	31,500	9,183,825
Hillman Solutions Corp (a)	529,384	4,319,773
JBT Marel Corp	27,100	3,200,510
Miller Industries Inc/TN	12,000	575,880
Mueller Industries Inc	95,826	12,977,715
Mueller Water Products Inc Class A1	170,500	4,755,245
SPX Technologies Inc (a)	76,500	16,746,616
Terex Corp	154,300	9,597,460
		63,249,508
Professional Services - 2.4%
Cbiz Inc (a)(b)	799,953	24,398,567
Maximus Inc	330,666	21,698,302
		46,096,869
Trading Companies & Distributors - 3.7%
Core & Main Inc Class A (a)	268,100	13,504,197
DXP Enterprises Inc/TX (a)	252,764	43,159,453
Herc Holdings Inc	71,400	9,062,088
Rush Enterprises Inc Class A	93,309	6,907,665
		72,633,403
TOTAL INDUSTRIALS		425,141,457
Information Technology - 17.1%
Electronic Equipment, Instruments & Components - 8.9%
Bel Fuse Inc Class B	15,287	4,216,766
Belden Inc	137,000	15,409,760
ePlus Inc	64,533	5,465,300
Insight Enterprises Inc (a)	326,369	23,792,300
Itron Inc (a)	34,600	2,899,480
Sanmina Corp (a)(b)	399,576	87,035,644
TD SYNNEX Corp	58,000	13,234,440
TTM Technologies Inc (a)	142,300	22,514,706
		174,568,396
Semiconductors & Semiconductor Equipment - 6.0%
Axcelis Technologies Inc (a)(b)	226,400	31,494,504
Credo Technology Group Holding Ltd (a)	99,000	17,226,990
Diodes Inc (a)	280,402	30,045,074
MKS Inc	19,300	5,476,375
Penguin Solutions Inc (a)	751,090	22,840,647
Veeco Instruments Inc (a)	209,469	10,442,030
		117,525,620
Software - 2.2%
ACI Worldwide Inc (a)	233,600	10,096,192
Adeia Inc	326,300	10,392,655
Bitdeer Technologies Group Class A (a)(b)	167,700	1,893,333
Riot Platforms Inc (a)	545,700	9,407,868
Terawulf Inc (a)(b)	506,400	11,004,072
		42,794,120
TOTAL INFORMATION TECHNOLOGY		334,888,136
Materials - 7.1%
Chemicals - 2.9%
Element Solutions Inc	246,900	10,515,471
HB Fuller Co	82,300	4,980,796
Minerals Technologies Inc	432,352	31,103,403
Perimeter Solutions Inc (a)	306,373	9,283,102
		55,882,772
Construction Materials - 1.1%
Eagle Materials Inc	85,400	17,943,394
Suncrete Inc Class A	221,100	3,449,160
		21,392,554
Containers & Packaging - 0.6%
Silgan Holdings Inc	311,800	12,643,490
Metals & Mining - 2.5%
Century Aluminum Co (a)	42,900	2,549,976
Coeur Mining Inc (a)	1,610,300	28,937,091
Commercial Metals Co	214,300	14,778,128
Constellium SE (a)	106,700	3,337,576
		49,602,771
TOTAL MATERIALS		139,521,587
Real Estate - 0.7%
Real Estate Management & Development - 0.6%
Compass Inc Class A (a)	1,393,700	10,550,309
Specialized REITs - 0.1%
Outfront Media Inc	80,585	2,486,047
TOTAL REAL ESTATE		13,036,356
Utilities - 0.7%
Gas Utilities - 0.7%
UGI Corp	383,100	13,826,079
TOTAL UNITED STATES		1,811,214,510
TOTAL COMMON STOCKS (Cost $1,586,110,511)		1,908,491,731

Money Market Funds - 8.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	79,473,800	79,489,694
Fidelity Securities Lending Cash Central Fund (c)(d)	3.69	82,457,808	82,466,055
TOTAL MONEY MARKET FUNDS (Cost $161,955,749)			161,955,749

TOTAL INVESTMENT IN SECURITIES - 105.6% (Cost $1,748,066,260)	2,070,447,480
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(108,935,241)
NET ASSETS - 100.0%	1,961,512,239

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	24,417,400	668,888,328	613,813,429	2,233,213	(2,605)	-	79,489,694	79,473,800	0.1%
Fidelity Securities Lending Cash Central Fund	48,819,342	583,185,557	549,537,009	83,985	(1,835)	-	82,466,055	82,457,808	0.2%
Total	73,236,742	1,252,073,885	1,163,350,438	2,317,198	(4,440)	-	161,955,749

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	10,947,145	10,947,145	-	-
Consumer Discretionary	246,039,024	246,039,024	-	-
Consumer Staples	18,690,420	18,690,420	-	-
Energy	83,553,745	83,553,745	-	-
Financials	270,735,548	270,735,548	-	-
Health Care	290,751,181	290,751,181	-	-
Industrials	426,074,865	426,074,865	-	-
Information Technology	390,590,941	390,590,941	-	-
Materials	144,246,427	144,246,427	-	-
Real Estate	13,036,356	13,036,356	-	-
Utilities	13,826,079	13,826,079	-	-

Money Market Funds	161,955,749	161,955,749	-	-
Total Investments in Securities:	2,070,447,480	2,070,447,480	-	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $146,700,605) - See accompanying schedule:
Unaffiliated issuers (cost $1,586,110,511)	$1,908,491,731
Fidelity Central Funds (cost $161,955,749)	161,955,749

Total Investment in Securities (cost $1,748,066,260)		$2,070,447,480
Foreign currency held at value (cost $1)		1
Receivable for investments sold		12,570,424
Receivable for fund shares sold		6,476,011
Dividends receivable		1,531,100
Distributions receivable from Fidelity Central Funds		210,776
Total assets		2,091,235,792
Liabilities
Payable for investments purchased	$40,604,188
Payable for fund shares redeemed	6,648,890
Other payables and accrued expenses	7,555
Collateral on securities loaned	82,462,920
Total liabilities		129,723,553
Net Assets		$1,961,512,239
Net Assets consist of:
Paid in capital		$1,618,272,829
Total accumulated earnings (loss)		343,239,410
Net Assets		$1,961,512,239
Net Asset Value, offering price and redemption price per share ($1,961,512,239 ÷ 163,637,653 shares)		$11.99
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$17,750,263
Income from Fidelity Central Funds (including $83,985 from security lending)		2,317,198
Security lending		29,009
Total income		20,096,470
Expenses
Custodian fees and expenses	$43,126
Independent trustees' fees and expenses	6,121
Total expenses before reductions	49,247
Expense reductions	(2,600)
Total expenses after reductions		46,647
Net Investment income (loss)		20,049,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	165,280,025
Fidelity Central Funds	(4,440)
Foreign currency transactions	(12,532)
Total net realized gain (loss)		165,263,053
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	322,720,105
Assets and liabilities in foreign currencies	17,738
Total change in net unrealized appreciation (depreciation)		322,737,843
Net gain (loss)		488,000,896
Net increase (decrease) in net assets resulting from operations		$508,050,719
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,049,823	$16,445,835
Net realized gain (loss)	165,263,053	86,503,756
Change in net unrealized appreciation (depreciation)	322,737,843	(216,955,838)
Net increase (decrease) in net assets resulting from operations	508,050,719	(114,006,247)
Distributions to shareholders	(180,787,742)	(140,023,638)

Share transactions
Proceeds from sales of shares	125,518,707	849,535,221
Reinvestment of distributions	180,787,741	140,023,638
Cost of shares redeemed	(306,365,263)	(350,995,254)

Net increase (decrease) in net assets resulting from share transactions	(58,815)	638,563,605
Total increase (decrease) in net assets	327,204,162	384,533,720

Net Assets
Beginning of period	1,634,308,077	1,249,774,357
End of period	$1,961,512,239	$1,634,308,077

Other Information
Shares
Sold	10,742,618	74,809,976
Issued in reinvestment of distributions	16,334,003	12,499,751
Redeemed	(26,581,423)	(30,713,924)
Net increase (decrease)	495,198	56,595,803

Financial Highlights
Fidelity® Series Small Cap Discovery Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$10.02	$11.73	$10.23	$12.49	$15.20
Income from Investment Operations
Net investment income (loss) A,B	.12	.12	.14	.14	.14
Net realized and unrealized gain (loss)	3.00	(.66)	1.70	(.34)	(.33)
Total from investment operations	3.12	(.54)	1.84	(.20)	(.19)
Distributions from net investment income	(.13)	(.12)	(.13)	(.15)	(.14)
Distributions from net realized gain	(1.02)	(1.05)	(.21)	(1.92)	(2.38)
Total distributions	(1.15)	(1.17)	(.34)	(2.06) C	(2.52)
Net asset value, end of period	$11.99	$10.02	$11.73	$10.23	$12.49
Total Return D	32.24%	(5.38)%	18.22%	(1.01)%	(2.37)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	- %	-%	-%	-%	-%
Expenses net of all reductions, if any G	-%	-%	-%	-%	-%
Net investment income (loss)	1.09%	1.09%	1.30%	1.31%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,961,512	$1,634,308	$1,249,774	$1,149,203	$1,295,339
Portfolio turnover rate H	71%	80%	50%	31%	25%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Series Small Cap Discovery Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$463,784,670
Gross unrealized depreciation	(141,835,340)
Net unrealized appreciation (depreciation)	$321,949,330
Tax Cost	$1,748,498,150

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,069,264
Undistributed long-term capital gain	$16,195,322
Net unrealized appreciation (depreciation) on securities and other investments	$321,974,823

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$68,790,140	$54,223,264
Long-term Capital Gains	111,997,602	85,800,374
Total	$180,787,742	$140,023,638
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Discovery Fund	1,268,450,879	1,455,435,901
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Small Cap Discovery Fund	26,453

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Small Cap Discovery Fund	58,528,021	104,107,990	21,309,071
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Small Cap Discovery Fund	12,126	90	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Series Small Cap Discovery Fund	66,289,334
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,600.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Series Small Cap Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Discovery Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 12, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $105,907,703, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $2,317,191 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 60% and 15% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 62.36% and 18.16% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.02% and 0.79% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.968029.112
XS4-ANN-0626
Fidelity® Mid-Cap Stock K6 Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Mid-Cap Stock K6 Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($)
BELGIUM - 0.6%
Health Care - 0.6%
Pharmaceuticals - 0.6%
UCB SA (a)	28,798	7,814,276
BRAZIL - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
ERO Copper Corp (a)	57,200	1,478,479
Wheaton Precious Metals Corp (United States) (b)	80,413	10,169,028

TOTAL BRAZIL		11,647,507
CANADA - 2.9%
Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Imperial Oil Ltd	148,064	19,834,156
South Bow Corp	96,391	3,299,725
TOTAL ENERGY		23,133,881
Industrials - 0.9%
Commercial Services & Supplies - 0.9%
RB Global Inc (United States)	125,712	13,111,762
Information Technology - 0.2%
Software - 0.2%
Descartes Systems Group Inc/The (United States) (a)	38,679	2,789,142
TOTAL CANADA		39,034,785
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Lundin Mining Corp	188,883	4,847,397
FINLAND - 0.3%
Consumer Discretionary - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Amer Sports Inc (a)	127,180	4,460,203
GERMANY - 0.4%
Consumer Discretionary - 0.4%
Specialty Retail - 0.1%
Auto1 Group SE (a)	97,647	2,077,760
Textiles, Apparel & Luxury Goods - 0.3%
Birkenstock Holding Plc (a)(b)	100,223	3,882,639
TOTAL GERMANY		5,960,399
ISRAEL - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Nova Ltd (a)	10,772	5,390,632
ITALY - 1.9%
Consumer Discretionary - 1.1%
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	107,858	3,174,816
Textiles, Apparel & Luxury Goods - 0.9%
Brunello Cucinelli SpA	1,673	162,500
Brunello Cucinelli SpA non-voting shares	119,578	11,614,764
		11,777,264
TOTAL CONSUMER DISCRETIONARY		14,952,080
Health Care - 0.3%
Pharmaceuticals - 0.3%
Recordati Industria Chimica e Farmaceutica SpA	94,705	5,517,511
Industrials - 0.5%
Electrical Equipment - 0.5%
Prysmian SpA	43,303	6,586,786
TOTAL ITALY		27,056,377
JAPAN - 0.2%
Communication Services - 0.2%
Entertainment - 0.2%
Capcom Co Ltd	126,900	2,679,318
NETHERLANDS - 0.4%
Health Care - 0.4%
Biotechnology - 0.4%
Argenx SE (a)	6,261	4,910,051
TAIWAN - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Silicon Motion Technology Corp ADR	6,600	1,443,948
THAILAND - 1.3%
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 1.3%
Fabrinet (a)	27,144	18,552,110
UNITED KINGDOM - 1.5%
Energy - 1.5%
Energy Equipment & Services - 1.5%
TechnipFMC PLC	272,039	20,557,987
UNITED STATES - 85.9%
Communication Services - 1.2%
Entertainment - 1.2%
Liberty Media Corp-Liberty Formula One Class A (a)(b)	42,454	3,362,356
Live Nation Entertainment Inc (a)	45,461	7,180,110
TKO Group Holdings Inc Class A	30,001	5,582,886
TOTAL COMMUNICATION SERVICES		16,125,352
Consumer Discretionary - 9.3%
Broadline Retail - 0.2%
Etsy Inc (a)	56,581	3,640,422
Diversified Consumer Services - 1.0%
Duolingo Inc Class A (a)(b)	29,988	3,301,679
Service Corp International/US	132,398	10,728,210
		14,029,889
Hotels, Restaurants & Leisure - 0.5%
Texas Roadhouse Inc	43,565	7,013,529
Household Durables - 3.6%
DR Horton Inc	36,093	5,553,269
NVR Inc (a)	671	4,237,949
SharkNinja Inc (a)	37,544	4,337,458
Somnigroup International Inc	191,317	14,513,308
Toll Brothers Inc	87,544	12,443,504
TopBuild Corp (a)	18,743	8,297,526
		49,383,014
Specialty Retail - 2.8%
Burlington Stores Inc (a)	46,270	14,806,863
Chewy Inc Class A (a)	181,023	4,601,605
Floor & Decor Holdings Inc Class A (a)	63,328	3,065,074
Gap Inc/The	143,900	3,538,501
Urban Outfitters Inc (a)	47,775	3,360,494
Williams-Sonoma Inc	55,304	10,021,638
		39,394,175
Textiles, Apparel & Luxury Goods - 1.2%
Ralph Lauren Corp Class A	19,231	6,897,005
Tapestry Inc	65,038	9,433,112
		16,330,117
TOTAL CONSUMER DISCRETIONARY		129,791,146
Consumer Staples - 2.0%
Consumer Staples Distribution & Retail - 2.0%
BJ's Wholesale Club Holdings Inc (a)	129,721	12,179,505
Performance Food Group Co (a)	172,445	15,616,619
TOTAL CONSUMER STAPLES		27,796,124
Energy - 3.7%
Energy Equipment & Services - 0.5%
Kodiak Gas Services Inc	93,883	6,365,267
Oil, Gas & Consumable Fuels - 3.2%
APA Corp	103,374	4,210,423
Cheniere Energy Inc	35,865	9,861,082
Energy Transfer LP	297,640	6,009,352
Murphy Oil Corp	80,800	3,374,208
Ovintiv Inc	181,938	11,198,284
Range Resources Corp	224,466	9,764,271
		44,417,620
TOTAL ENERGY		50,782,887
Financials - 13.1%
Banks - 5.7%
East West Bancorp Inc	119,786	15,149,335
First Citizens BancShares Inc/NC Class A	1,307	2,592,852
Hancock Whitney Corp	64,143	4,330,294
Huntington Bancshares Inc/OH	610,587	10,233,438
KeyCorp	286,162	6,327,042
M&T Bank Corp	62,397	13,641,856
Old National Bancorp/IN	280,482	6,723,154
Wintrust Financial Corp	126,161	18,996,062
		77,994,033
Capital Markets - 3.8%
Cboe Global Markets Inc	41,143	12,346,603
Evercore Inc Class A	25,692	8,254,583
Houlihan Lokey Inc Class A (b)	42,013	6,501,512
Interactive Brokers Group Inc Class A	51,713	4,111,184
MarketAxess Holdings Inc	13,919	2,187,927
Raymond James Financial Inc	59,173	9,368,269
Stifel Financial Corp	132,403	10,434,680
		53,204,758
Financial Services - 0.4%
Toast Inc Class A (a)	180,840	5,157,557
Insurance - 3.2%
American Financial Group Inc/OH	55,398	7,382,891
Arch Capital Group Ltd (a)	87,544	8,269,406
First American Financial Corp	141,394	9,915,961
Hartford Insurance Group Inc/The	57,383	7,850,568
Reinsurance Group of America Inc	53,425	11,297,252
		44,716,078
TOTAL FINANCIALS		181,072,426
Health Care - 6.6%
Biotechnology - 1.9%
Biogen Inc (a)	18,635	3,527,233
Caris Life Sciences Inc (a)	242,000	4,598,000
Legend Biotech Corp ADR (a)	64,038	1,506,174
Moderna Inc (a)	91,148	4,187,339
Roivant Sciences Ltd (a)	247,800	7,069,735
United Therapeutics Corp (a)	10,117	5,780,348
		26,668,829
Health Care Equipment & Supplies - 0.9%
Masimo Corp (a)(b)	39,650	7,074,750
Penumbra Inc (a)	16,002	5,224,332
		12,299,082
Health Care Providers & Services - 1.8%
BrightSpring Health Services Inc (a)	150,593	7,223,946
Option Care Health Inc (a)(b)	159,770	3,248,124
Privia Health Group Inc (a)	95,674	2,377,499
Tenet Healthcare Corp (a)	70,235	12,440,023
		25,289,592
Health Care Technology - 0.2%
Waystar Holding Corp (a)	100,289	2,143,677
Life Sciences Tools & Services - 1.0%
Bruker Corp (b)	130,120	4,776,705
Charles River Laboratories International Inc (a)	17,300	2,888,581
Repligen Corp (a)	47,915	5,668,824
		13,334,110
Pharmaceuticals - 0.8%
Crinetics Pharmaceuticals Inc (a)	43,918	1,703,140
Royalty Pharma PLC Class A	168,665	8,448,430
Viatris Inc	93,200	1,392,408
		11,543,978
TOTAL HEALTH CARE		91,279,268
Industrials - 26.5%
Aerospace & Defense - 5.4%
Arxis Inc Class A	3,800	132,999
Beta Technologies Inc (c)	182,648	2,909,583
BWX Technologies Inc	51,328	11,106,866
Carpenter Technology Corp	37,325	15,982,565
Curtiss-Wright Corp	16,600	11,955,320
Huntington Ingalls Industries Inc	21,340	7,773,949
Karman Holdings Inc (a)	65,013	4,419,584
Leonardo DRS Inc	87,200	3,542,936
Woodward Inc	48,273	17,522,616
		75,346,418
Air Freight & Logistics - 0.5%
CH Robinson Worldwide Inc	35,758	6,501,162
Building Products - 1.1%
AAON Inc (b)	49,235	4,594,118
Carlisle Cos Inc	20,904	7,426,355
Madison Air Solutions Corp Class A	29,600	1,130,128
Simpson Manufacturing Co Inc	8,800	1,678,424
		14,829,025
Commercial Services & Supplies - 0.8%
GFL Environmental Inc Subordinate Voting Shares	171,529	6,882,122
OPENLANE Inc (a)	137,766	4,331,363
		11,213,485
Construction & Engineering - 4.4%
AECOM	107,292	9,023,257
Centuri Holdings Inc (a)	198,153	7,450,553
Comfort Systems USA Inc	8,901	16,380,066
Construction Partners Inc Class A (a)	31,900	3,944,754
EMCOR Group Inc	13,708	12,223,012
Granite Construction Inc	20,200	2,768,814
Quanta Services Inc	13,256	9,647,319
		61,437,775
Electrical Equipment - 3.7%
Acuity Inc	55,755	16,156,126
Forgent Power Solutions Inc Class A	118,000	4,439,160
Nextpower Inc Class A (a)	102,070	12,159,599
nVent Electric PLC	98,158	14,026,778
Vertiv Holdings Co Class A	13,232	4,346,580
		51,128,243
Ground Transportation - 1.5%
Lyft Inc Class A (a)(b)	245,292	3,470,882
XPO Inc (a)	77,000	16,950,010
		20,420,892
Machinery - 5.4%
Allison Transmission Holdings Inc	89,359	12,005,382
Atmus Filtration Technologies Inc	81,033	5,137,492
CECO Environmental Corp (a)	90,501	6,709,744
Crane Co	48,478	8,615,995
ITT Inc	75,405	16,162,308
RBC Bearings Inc (a)	26,360	15,792,012
Westinghouse Air Brake Technologies Corp	38,157	10,298,193
		74,721,126
Professional Services - 2.1%
CACI International Inc (a)	13,500	7,013,790
FTI Consulting Inc (a)	61,791	11,079,126
Leidos Holdings Inc	28,759	4,291,418
TransUnion	87,627	6,221,517
		28,605,851
Trading Companies & Distributors - 1.6%
Applied Industrial Technologies Inc	29,308	8,960,921
Herc Holdings Inc	40,000	5,076,800
Watsco Inc	18,559	8,125,873
		22,163,594
TOTAL INDUSTRIALS		366,367,571
Information Technology - 10.8%
Communications Equipment - 1.5%
Ciena Corp (a)	28,086	14,817,612
Lumentum Holdings Inc (a)	7,406	6,682,582
		21,500,194
Electronic Equipment, Instruments & Components - 4.0%
Advanced Energy Industries Inc	11,500	4,414,965
Belden Inc	59,942	6,742,276
Coherent Corp (a)	33,549	10,725,951
Flex Ltd (a)	308,320	28,226,696
Sanmina Corp (a)	25,645	5,585,994
		55,695,882
IT Services - 1.2%
Twilio Inc Class A (a)	115,972	17,170,814
Semiconductors & Semiconductor Equipment - 2.2%
MACOM Technology Solutions Holdings Inc (a)	43,500	12,250,035
ON Semiconductor Corp (a)	35,348	3,563,432
Rambus Inc (a)(b)	92,800	10,682,208
Veeco Instruments Inc (a)	76,115	3,794,333
		30,290,008
Software - 0.8%
Guidewire Software Inc (a)	15,655	2,166,495
Rubrik Inc Class A (a)	39,200	2,084,656
Samsara Inc Class A (a)	135,000	3,879,900
Trimble Inc (a)	42,299	2,847,569
		10,978,620
Technology Hardware, Storage & Peripherals - 1.1%
Everpure Inc Class A (a)	24,369	1,741,165
Western Digital Corp	30,166	13,107,730
		14,848,895
TOTAL INFORMATION TECHNOLOGY		150,484,413
Materials - 5.2%
Chemicals - 1.5%
Celanese Corp	54,900	3,720,024
CF Industries Holdings Inc	83,584	10,381,133
Element Solutions Inc	168,000	7,155,120
		21,256,277
Construction Materials - 0.4%
Eagle Materials Inc	28,995	6,092,139
Containers & Packaging - 1.2%
AptarGroup Inc	44,397	5,491,021
Crown Holdings Inc (b)	109,800	10,794,438
		16,285,459
Metals & Mining - 1.8%
Alcoa Corp	168,000	10,716,720
Hecla Mining Co	309,100	5,569,982
Steel Dynamics Inc	36,110	8,256,913
		24,543,615
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp	63,083	4,553,962
TOTAL MATERIALS		72,731,452
Real Estate - 5.7%
Health Care REITs - 1.4%
CareTrust REIT Inc	168,288	6,638,961
Ventas Inc	149,537	13,138,321
		19,777,282
Industrial REITs - 0.6%
Terreno Realty Corp	138,247	9,013,704
Real Estate Management & Development - 1.7%
Compass Inc Class A (a)	415,912	3,148,454
Jones Lang LaSalle Inc (a)	60,768	19,332,125
Zillow Group Inc Class C (a)	23,273	1,033,321
		23,513,900
Retail REITs - 1.4%
Macerich Co/The	189,564	4,119,225
NNN REIT Inc	227,148	9,946,811
Tanger Inc	133,448	4,948,252
		19,014,288
Specialized REITs - 0.6%
CubeSmart	209,052	8,462,425
TOTAL REAL ESTATE		79,781,599
Utilities - 1.8%
Electric Utilities - 0.5%
IDACORP Inc	47,307	6,989,136
Independent Power and Renewable Electricity Producers - 0.5%
Talen Energy Corp (a)	9,618	3,581,936
Vistra Corp	18,132	2,861,954
		6,443,890
Multi-Utilities - 0.8%
NiSource Inc	239,318	11,554,273
TOTAL UTILITIES		24,987,299
TOTAL UNITED STATES		1,191,199,537
TOTAL COMMON STOCKS (Cost $946,983,794)		1,345,554,527

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
National Resilience LLC Series B (a)(d)(e) (Cost $212,263)	15,539	52,676

Money Market Funds - 4.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	41,086,509	41,094,727
Fidelity Securities Lending Cash Central Fund (f)(g)	3.69	23,232,226	23,234,549
TOTAL MONEY MARKET FUNDS (Cost $64,329,275)			64,329,276

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $1,011,525,332)	1,409,936,479
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(21,787,726)
NET ASSETS - 100.0%	1,388,148,753

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P MidCap 400 Index Contracts (United States)	79	6/2026	28,844,480	1,960,536

The notional amount of long futures as a percentage of Net Assets is 2.1%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $2,909,583 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,676 or 0.0% of net assets.

(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
National Resilience LLC Series B	12/1/2020	212,263

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Beta Technologies Inc	5/4/2026

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	21,616,527	238,045,181	218,566,588	668,374	(394)	1	41,094,727	41,086,509	0.1%
Fidelity Securities Lending Cash Central Fund	26,650,487	304,516,282	307,929,542	52,500	(2,678)	-	23,234,549	23,232,226	0.1%
Total	48,267,014	542,561,463	526,496,130	720,874	(3,072)	1	64,329,276

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	18,804,670	16,125,352	2,679,318	-
Consumer Discretionary	155,163,828	155,163,828	-	-
Consumer Staples	27,796,124	27,796,124	-	-
Energy	94,474,755	94,474,755	-	-
Financials	181,072,426	181,072,426	-	-
Health Care	109,521,106	104,611,055	4,910,051	-
Industrials	386,066,119	379,479,333	6,586,786	-
Information Technology	178,660,245	178,660,245	-	-
Materials	89,226,356	89,226,356	-	-
Real Estate	79,781,599	79,781,599	-	-
Utilities	24,987,299	24,987,299	-	-

Convertible Preferred Stocks
Health Care	52,676	-	-	52,676

Money Market Funds	64,329,276	64,329,276	-	-
Total Investments in Securities:	1,409,936,479	1,395,707,648	14,176,155	52,676
Derivative Instruments:

Assets
Futures Contracts	1,960,536	1,960,536	-	-
Total Assets	1,960,536	1,960,536	-	-
Total Derivative Instruments:	1,960,536	1,960,536	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2026. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,960,536	-
Total Equity Risk	1,960,536	-
Total Value of Derivatives	1,960,536	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $43,157,348) - See accompanying schedule:
Unaffiliated issuers (cost $947,196,057)	$1,345,607,203
Fidelity Central Funds (cost $64,329,275)	64,329,276

Total Investment in Securities (cost $1,011,525,332)		$1,409,936,479
Segregated cash with brokers for derivative instruments		1,919,807
Foreign currency held at value (cost $23)		23
Receivable for investments sold		3,425,333
Receivable for fund shares sold		517,214
Dividends receivable		421,182
Distributions receivable from Fidelity Central Funds		135,597
Receivable for variation margin on futures contracts		478,740
Total assets		1,416,834,375
Liabilities
Payable for investments purchased	$2,914,724
Payable for fund shares redeemed	2,025,297
Accrued management fee	508,808
Collateral on securities loaned	23,236,793
Total liabilities		28,685,622
Net Assets		$1,388,148,753
Net Assets consist of:
Paid in capital		$943,124,298
Total accumulated earnings (loss)		445,024,455
Net Assets		$1,388,148,753
Net Asset Value, offering price and redemption price per share ($1,388,148,753 ÷ 70,548,752 shares)		$19.68
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$11,195,404
Interest		26,453
Income from Fidelity Central Funds (including $52,500 from security lending)		720,874
Security lending		2,193
Total income		11,944,924
Expenses
Management fee	$5,343,768
Independent trustees' fees and expenses	3,850
Total expenses before reductions	5,347,618
Expense reductions	(1,077)
Total expenses after reductions		5,346,541
Net Investment income (loss)		6,598,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	41,868,857
Fidelity Central Funds	(3,072)
Foreign currency transactions	(15,463)
Futures contracts	2,978,346
Total net realized gain (loss)		44,828,668
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	295,671,029
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	1,571
Futures contracts	1,572,113
Total change in net unrealized appreciation (depreciation)		297,244,714
Net gain (loss)		342,073,382
Net increase (decrease) in net assets resulting from operations		$348,671,765
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,598,383	$9,244,135
Net realized gain (loss)	44,828,668	71,180,518
Change in net unrealized appreciation (depreciation)	297,244,714	(48,075,407)
Net increase (decrease) in net assets resulting from operations	348,671,765	32,349,246
Distributions to shareholders	(7,054,381)	(66,933,877)

Share transactions
Proceeds from sales of shares	240,335,621	281,722,921
Reinvestment of distributions	7,021,652	66,678,037
Cost of shares redeemed	(219,377,938)	(234,643,236)

Net increase (decrease) in net assets resulting from share transactions	27,979,335	113,757,722
Total increase (decrease) in net assets	369,596,719	79,173,091

Net Assets
Beginning of period	1,018,552,034	939,378,943
End of period	$1,388,148,753	$1,018,552,034

Other Information
Shares
Sold	13,784,657	17,275,181
Issued in reinvestment of distributions	415,064	4,223,016
Redeemed	(12,708,822)	(14,752,446)
Net increase (decrease)	1,490,899	6,745,751

Financial Highlights
Fidelity® Mid-Cap Stock K6 Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$14.75	$15.08	$13.52	$13.67	$14.13
Income from Investment Operations
Net investment income (loss) A,B	.10	.14	.18	.21	.19
Net realized and unrealized gain (loss)	4.93	.55	1.53	.03	(.07)
Total from investment operations	5.03	.69	1.71	.24	.12
Distributions from net investment income	(.10)	(.20)	(.15)	(.17)	(.13)
Distributions from net realized gain	- C	(.82)	-	(.21)	(.45)
Total distributions	(.10)	(1.02)	(.15)	(.39) D	(.58)
Net asset value, end of period	$19.68	$14.75	$15.08	$13.52	$13.67
Total Return E	34.23%	4.15%	12.70%	1.82%	.78%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions, if any	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.56%	.89%	1.24%	1.58%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,388,149	$1,018,552	$939,379	$822,968	$576,537
Portfolio turnover rate H	38 % I	69% I	51% I	34% I	40% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Mid-Cap Stock K6 Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$443,673,923
Gross unrealized depreciation	(48,197,997)
Net unrealized appreciation (depreciation)	$395,475,926
Tax Cost	$1,014,460,553

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,761,286
Undistributed long-term capital gain	$46,172,058
Net unrealized appreciation (depreciation) on securities and other investments	$395,479,710

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$6,846,338	$13,141,891
Long-term Capital Gains	208,043	53,791,986
Total	$7,054,381	$66,933,877

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made or as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid-Cap Stock K6 Fund	441,697,690	477,315,801

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Mid-Cap Stock K6 Fund	3,060,086	51,002,752

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Mid-Cap Stock K6 Fund	4,049,494	71,318,989
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Mid-Cap Stock K6 Fund	9,306

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Mid-Cap Stock K6 Fund	25,110,047	35,682,513	8,795,704
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Mid-Cap Stock K6 Fund	5,880	106	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Mid-Cap Stock K6 Fund	20,296,240

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,077.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Mid-Cap Stock K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid-Cap Stock K6 Fund (one of the funds constituting Fidelity Concord Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $46,280,962, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9893890.106
MCS-K6-ANN-0626
Fidelity® Mid-Cap Stock Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Mid-Cap Stock Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
BELGIUM - 0.5%
Health Care - 0.5%
Pharmaceuticals - 0.5%
UCB SA (a)	177,138	48,066,021
BRAZIL - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
ERO Copper Corp (a)	362,500	9,369,732
Wheaton Precious Metals Corp (United States)	493,887	62,456,950

TOTAL BRAZIL		71,826,682
CANADA - 2.9%
Energy - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Imperial Oil Ltd (b)	922,576	123,585,181
South Bow Corp	585,109	20,029,866
TOTAL ENERGY		143,615,047
Industrials - 1.0%
Commercial Services & Supplies - 1.0%
RB Global Inc (United States) (b)	771,392	80,456,186
Information Technology - 0.2%
Software - 0.2%
Descartes Systems Group Inc/The (United States) (a)	241,321	17,401,657
TOTAL CANADA		241,472,890
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Lundin Mining Corp	1,160,017	29,770,083
FINLAND - 0.3%
Consumer Discretionary - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Amer Sports Inc (a)	780,720	27,379,850
GERMANY - 0.4%
Consumer Discretionary - 0.4%
Specialty Retail - 0.1%
Auto1 Group SE (a)	585,553	12,459,557
Textiles, Apparel & Luxury Goods - 0.3%
Birkenstock Holding Plc (a)(b)	616,677	23,890,067
TOTAL GERMANY		36,349,624
ISRAEL - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Nova Ltd (a)	66,928	33,492,779
ITALY - 2.0%
Consumer Discretionary - 1.1%
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	653,631	19,239,721
Textiles, Apparel & Luxury Goods - 0.9%
Brunello Cucinelli SpA	11,727	1,139,058
Brunello Cucinelli SpA non-voting shares	780,606	75,821,256
		76,960,314
TOTAL CONSUMER DISCRETIONARY		96,200,035
Health Care - 0.4%
Pharmaceuticals - 0.4%
Recordati Industria Chimica e Farmaceutica SpA	581,804	33,895,893
Industrials - 0.5%
Electrical Equipment - 0.5%
Prysmian SpA	265,697	40,414,964
TOTAL ITALY		170,510,892
JAPAN - 0.2%
Communication Services - 0.2%
Entertainment - 0.2%
Capcom Co Ltd	770,600	16,270,151
NETHERLANDS - 0.3%
Health Care - 0.3%
Biotechnology - 0.3%
Argenx SE (a)	38,939	30,537,051
TAIWAN - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Silicon Motion Technology Corp ADR	41,800	9,145,004
THAILAND - 1.3%
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 1.3%
Fabrinet (a)	170,322	116,409,977
UNITED KINGDOM - 1.4%
Energy - 1.4%
Energy Equipment & Services - 1.4%
TechnipFMC PLC	1,670,374	126,230,163
UNITED STATES - 85.7%
Communication Services - 1.1%
Entertainment - 1.1%
Liberty Media Corp-Liberty Formula One Class A (a)	262,783	20,812,414
Live Nation Entertainment Inc (a)(b)	276,716	43,704,525
TKO Group Holdings Inc Class A	184,022	34,244,654
TOTAL COMMUNICATION SERVICES		98,761,593
Consumer Discretionary - 9.1%
Broadline Retail - 0.2%
Etsy Inc (a)	347,419	22,352,938
Diversified Consumer Services - 1.0%
Duolingo Inc Class A (a)(b)	183,884	20,245,628
Service Corp International/US	812,927	65,871,475
		86,117,103
Hotels, Restaurants & Leisure - 0.5%
Texas Roadhouse Inc	267,765	43,107,487
Household Durables - 3.5%
DR Horton Inc	220,733	33,961,979
NVR Inc (a)	4,038	25,503,483
SharkNinja Inc (a)	233,056	26,924,960
Somnigroup International Inc	1,173,883	89,050,765
Toll Brothers Inc	537,604	76,415,033
TopBuild Corp (a)	114,757	50,802,924
		302,659,144
Specialty Retail - 2.8%
Burlington Stores Inc (a)	284,224	90,954,522
Chewy Inc Class A (a)	1,101,777	28,007,171
Floor & Decor Holdings Inc Class A (a)	392,790	19,011,036
Gap Inc/The	876,700	21,558,053
Urban Outfitters Inc (a)	298,525	20,998,249
Williams-Sonoma Inc	339,496	61,520,070
		242,049,101
Textiles, Apparel & Luxury Goods - 1.1%
Ralph Lauren Corp Class A	117,426	42,113,661
Tapestry Inc	399,250	57,907,220
		100,020,881
TOTAL CONSUMER DISCRETIONARY		796,306,654
Consumer Staples - 1.9%
Consumer Staples Distribution & Retail - 1.9%
BJ's Wholesale Club Holdings Inc (a)	796,819	74,813,336
Performance Food Group Co (a)	1,058,765	95,881,758
TOTAL CONSUMER STAPLES		170,695,094
Energy - 3.6%
Energy Equipment & Services - 0.4%
Kodiak Gas Services Inc	576,417	39,081,072
Oil, Gas & Consumable Fuels - 3.2%
APA Corp	630,226	25,669,105
Cheniere Energy Inc	219,601	60,379,295
Energy Transfer LP	1,810,445	36,552,885
Murphy Oil Corp (b)	509,600	21,280,896
Ovintiv Inc	1,117,362	68,773,631
Range Resources Corp	1,409,030	61,292,805
		273,948,617
TOTAL ENERGY		313,029,689
Financials - 12.7%
Banks - 5.5%
East West Bancorp Inc	735,634	93,035,633
First Citizens BancShares Inc/NC Class A	7,153	14,190,264
Hancock Whitney Corp	394,457	26,629,792
Huntington Bancshares Inc/OH	3,749,457	62,840,899
KeyCorp	1,747,538	38,638,065
M&T Bank Corp	383,356	83,813,122
Old National Bancorp/IN	1,757,718	42,132,500
Wintrust Financial Corp	774,456	116,609,841
		477,890,116
Capital Markets - 3.7%
Cboe Global Markets Inc	252,856	75,879,557
Evercore Inc Class A	158,108	50,798,519
Houlihan Lokey Inc Class A	257,981	39,922,560
Interactive Brokers Group Inc Class A	311,487	24,763,217
MarketAxess Holdings Inc	87,781	13,798,294
Raymond James Financial Inc	363,155	57,494,700
Stifel Financial Corp	812,923	64,066,462
		326,723,309
Financial Services - 0.4%
Toast Inc Class A (a)	1,104,621	31,503,790
Insurance - 3.1%
American Financial Group Inc/OH	340,478	45,375,503
Arch Capital Group Ltd (a)	537,361	50,759,120
First American Financial Corp	855,697	60,010,031
Hartford Insurance Group Inc/The	352,188	48,182,840
Reinsurance Group of America Inc	332,275	70,262,872
		274,590,366
TOTAL FINANCIALS		1,110,707,581
Health Care - 6.4%
Biotechnology - 1.9%
Biogen Inc (a)	114,865	21,741,647
Caris Life Sciences Inc (a)	1,489,500	28,300,500
Legend Biotech Corp ADR (a)	397,762	9,355,362
Moderna Inc (a)	555,152	25,503,683
Roivant Sciences Ltd (a)	1,521,400	43,405,543
United Therapeutics Corp (a)	61,483	35,128,312
		163,435,047
Health Care Equipment & Supplies - 0.9%
Masimo Corp (a)(b)	240,249	42,867,629
Penumbra Inc (a)	100,698	32,875,883
		75,743,512
Health Care Providers & Services - 1.8%
BrightSpring Health Services Inc (a)	925,107	44,377,383
Option Care Health Inc (a)	962,530	19,568,235
Privia Health Group Inc (a)	576,326	14,321,701
Tenet Healthcare Corp (a)	431,096	76,355,724
		154,623,043
Health Care Technology - 0.1%
Waystar Holding Corp (a)	606,811	12,970,585
Life Sciences Tools & Services - 0.9%
Bruker Corp (b)	799,318	29,342,964
Charles River Laboratories International Inc (a)	104,900	17,515,152
Repligen Corp (a)	292,602	34,617,743
		81,475,859
Pharmaceuticals - 0.8%
Crinetics Pharmaceuticals Inc (a)	278,382	10,795,654
Royalty Pharma PLC Class A	1,037,635	51,975,137
Viatris Inc	577,644	8,630,001
		71,400,792
TOTAL HEALTH CARE		559,648,838
Industrials - 27.9%
Aerospace & Defense - 7.4%
Arxis Inc Class A	24,300	850,500
Beta Technologies Inc (c)	1,703,223	27,132,342
BWX Technologies Inc	315,138	68,192,712
Carpenter Technology Corp	228,975	98,047,095
Curtiss-Wright Corp	101,900	73,388,380
Huntington Ingalls Industries Inc	130,782	47,642,575
Karman Holdings Inc (a)(b)	399,387	27,150,328
Leonardo DRS Inc	532,400	21,631,412
Space Exploration Technologies Corp (a)(d)(e)	321,606	169,354,505
Woodward Inc	296,496	107,625,083
		641,014,932
Air Freight & Logistics - 0.5%
CH Robinson Worldwide Inc	219,342	39,878,569
Building Products - 1.0%
AAON Inc (b)	302,665	28,241,671
Carlisle Cos Inc	128,650	45,704,199
Madison Air Solutions Corp Class A	186,300	7,112,934
Simpson Manufacturing Co Inc	55,666	10,617,176
		91,675,980
Commercial Services & Supplies - 0.8%
GFL Environmental Inc Subordinate Voting Shares	1,051,520	42,189,303
OPENLANE Inc (a)	845,734	26,589,877
		68,779,180
Construction & Engineering - 4.3%
AECOM	658,399	55,371,356
Centuri Holdings Inc (a)	1,216,247	45,730,887
Comfort Systems USA Inc	55,794	102,674,909
Construction Partners Inc Class A (a)	192,500	23,804,550
EMCOR Group Inc	84,137	75,022,439
Granite Construction Inc	127,100	17,421,596
Quanta Services Inc	81,344	59,199,723
		379,225,460
Electrical Equipment - 3.6%
Acuity Inc	342,687	99,300,412
Forgent Power Solutions Inc Class A	721,300	27,135,306
Nextpower Inc Class A (a)	626,630	74,650,432
nVent Electric PLC	602,684	86,123,544
Vertiv Holdings Co Class A	81,218	26,679,300
		313,888,994
Ground Transportation - 1.4%
Lyft Inc Class A (a)(b)	1,508,108	21,339,728
XPO Inc (a)	472,900	104,099,477
		125,439,205
Machinery - 5.3%
Allison Transmission Holdings Inc	548,661	73,712,605
Atmus Filtration Technologies Inc	493,419	31,282,765
CECO Environmental Corp (a)	555,813	41,207,976
Crane Co	297,473	52,869,876
ITT Inc	463,274	99,298,149
RBC Bearings Inc (a)	162,040	97,076,544
Westinghouse Air Brake Technologies Corp	234,643	63,327,799
		458,775,714
Professional Services - 2.0%
CACI International Inc (a)	83,100	43,173,774
FTI Consulting Inc (a)	379,457	68,036,640
Leidos Holdings Inc	171,576	25,602,571
TransUnion	535,354	38,010,134
		174,823,119
Trading Companies & Distributors - 1.6%
Applied Industrial Technologies Inc	180,599	55,218,145
Herc Holdings Inc	256,600	32,567,672
Watsco Inc (b)	113,492	49,691,337
		137,477,154
TOTAL INDUSTRIALS		2,430,978,307
Information Technology - 10.6%
Communications Equipment - 1.6%
Ciena Corp (a)	178,295	94,064,876
Lumentum Holdings Inc (a)	46,571	42,021,945
		136,086,821
Electronic Equipment, Instruments & Components - 3.9%
Advanced Energy Industries Inc	72,200	27,718,302
Belden Inc	370,964	41,726,031
Coherent Corp (a)	212,181	67,836,388
Flex Ltd (a)	1,893,299	173,331,523
Sanmina Corp (a)	156,055	33,991,900
		344,604,144
IT Services - 1.2%
Twilio Inc Class A (a)	712,728	105,526,508
Semiconductors & Semiconductor Equipment - 2.1%
MACOM Technology Solutions Holdings Inc (a)	267,300	75,274,353
ON Semiconductor Corp (a)	222,011	22,380,929
Rambus Inc (a)(b)	572,400	65,888,964
Veeco Instruments Inc (a)	458,574	22,859,914
		186,404,160
Software - 0.8%
Guidewire Software Inc (a)	93,545	12,945,692
Rubrik Inc Class A (a)	247,000	13,135,460
Samsara Inc Class A (a)	827,300	23,776,602
Trimble Inc (a)	265,101	17,846,599
		67,704,353
Technology Hardware, Storage & Peripherals - 1.0%
Everpure Inc Class A (a)	134,043	9,577,372
Western Digital Corp	186,934	81,226,562
		90,803,934
TOTAL INFORMATION TECHNOLOGY		931,129,920
Materials - 5.1%
Chemicals - 1.5%
Celanese Corp	334,000	22,631,840
CF Industries Holdings Inc	513,110	63,728,262
Element Solutions Inc	1,032,500	43,974,175
		130,334,277
Construction Materials - 0.4%
Eagle Materials Inc	178,365	37,476,270
Containers & Packaging - 1.1%
AptarGroup Inc	272,461	33,697,976
Crown Holdings Inc (b)	674,013	66,262,219
		99,960,195
Metals & Mining - 1.8%
Alcoa Corp	1,031,500	65,799,385
Hecla Mining Co	1,906,600	34,356,932
Steel Dynamics Inc	222,190	50,805,965
		150,962,282
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp	387,610	27,981,566
TOTAL MATERIALS		446,714,590
Real Estate - 5.6%
Health Care REITs - 1.4%
CareTrust REIT Inc	1,031,612	40,697,093
Ventas Inc	918,072	80,661,806
		121,358,899
Industrial REITs - 0.6%
Terreno Realty Corp	849,267	55,372,208
Real Estate Management & Development - 1.7%
Compass Inc Class A (a)	2,533,988	19,182,289
Jones Lang LaSalle Inc (a)	373,307	118,760,157
Zillow Group Inc Class C (a)	144,027	6,394,799
		144,337,245
Retail REITs - 1.3%
Macerich Co/The	1,180,531	25,652,938
NNN REIT Inc	1,394,845	61,080,263
Tanger Inc	819,786	30,397,665
		117,130,866
Specialized REITs - 0.6%
CubeSmart	1,278,427	51,750,725
TOTAL REAL ESTATE		489,949,943
Utilities - 1.7%
Electric Utilities - 0.5%
IDACORP Inc	290,401	42,903,844
Independent Power and Renewable Electricity Producers - 0.4%
Talen Energy Corp (a)	58,282	21,705,383
Vistra Corp	109,748	17,322,624
		39,028,007
Multi-Utilities - 0.8%
NiSource Inc	1,469,380	70,941,666
TOTAL UTILITIES		152,873,517
TOTAL UNITED STATES		7,500,795,726
TOTAL COMMON STOCKS (Cost $5,567,799,165)		8,458,256,893

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
National Resilience LLC Series B (a)(d)(e) (Cost $9,723,611)	711,831	2,413,107

Money Market Funds - 4.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	279,040,895	279,096,703
Fidelity Securities Lending Cash Central Fund (f)(g)	3.69	138,724,842	138,738,714
TOTAL MONEY MARKET FUNDS (Cost $417,833,066)			417,835,417

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $5,995,355,842)	8,878,505,417
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(120,049,739)
NET ASSETS - 100.0%	8,758,455,678

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P MidCap 400 Index Contracts (United States)	543	6/2026	198,260,160	13,151,099

The notional amount of long futures as a percentage of Net Assets is 2.3%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $27,132,342 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $171,767,612 or 2.0% of net assets.

(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
National Resilience LLC Series B	12/1/2020	9,723,611

Space Exploration Technologies Corp	4/8/2016	3,100,925

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Beta Technologies Inc	5/4/2026

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	36,679,319	1,385,868,340	1,143,448,525	4,274,262	(2,431)	-	279,096,703	279,040,895	0.5%
Fidelity Securities Lending Cash Central Fund	43,878,486	1,537,206,105	1,442,345,675	312,430	(202)	-	138,738,714	138,724,842	0.4%
Total	80,557,805	2,923,074,445	2,585,794,200	4,586,692	(2,633)	-	417,835,417

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	115,031,744	98,761,593	16,270,151	-
Consumer Discretionary	956,236,163	956,236,163	-	-
Consumer Staples	170,695,094	170,695,094	-	-
Energy	582,874,899	582,874,899	-	-
Financials	1,110,707,581	1,110,707,581	-	-
Health Care	672,147,803	641,610,752	30,537,051	-
Industrials	2,551,849,457	2,342,079,988	40,414,964	169,354,505
Information Technology	1,107,579,337	1,107,579,337	-	-
Materials	548,311,355	548,311,355	-	-
Real Estate	489,949,943	489,949,943	-	-
Utilities	152,873,517	152,873,517	-	-

Convertible Preferred Stocks
Health Care	2,413,107	-	-	2,413,107

Money Market Funds	417,835,417	417,835,417	-	-
Total Investments in Securities:	8,878,505,417	8,619,515,639	87,222,166	171,767,612
Derivative Instruments:

Assets
Futures Contracts	13,151,099	13,151,099	-	-
Total Assets	13,151,099	13,151,099	-	-
Total Derivative Instruments:	13,151,099	13,151,099	-	-
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2026 ($)
Common Stocks	75,148,110	17,119,487	95,022,108	-	(17,935,200)	-	-	-	169,354,505	95,022,108
Convertible Preferred Stocks	30,252,023	-	(12,818,293)	-	(15,020,623)	-	-	-	2,413,107	(12,770,249)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2026. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	13,151,099	-
Total Equity Risk	13,151,099	-
Total Value of Derivatives	13,151,099	-

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $224,294,949) - See accompanying schedule:
Unaffiliated issuers (cost $5,577,522,776)	$8,460,670,000
Fidelity Central Funds (cost $417,833,066)	417,835,417

Total Investment in Securities (cost $5,995,355,842)		$8,878,505,417
Segregated cash with brokers for derivative instruments		13,195,632
Cash		9,028
Receivable for investments sold		21,735,437
Receivable for fund shares sold		4,135,625
Dividends receivable		2,854,251
Distributions receivable from Fidelity Central Funds		899,344
Receivable for variation margin on futures contracts		3,290,580
Prepaid expenses		1,967
Other receivables		27,019
Total assets		8,924,654,300
Liabilities
Payable for investments purchased	$18,485,868
Payable for fund shares redeemed	3,892,473
Accrued management fee	4,933,657
Distribution and service plan fees payable	3,020
Other payables and accrued expenses	165,274
Collateral on securities loaned	138,718,330
Total liabilities		166,198,622
Net Assets		$8,758,455,678
Net Assets consist of:
Paid in capital		$5,453,847,821
Total accumulated earnings (loss)		3,304,607,857
Net Assets		$8,758,455,678

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($7,811,930 ÷ 149,654 shares)(a)		$52.20
Maximum offering price per share (100/94.25 of $52.20)		$55.38
Class M :
Net Asset Value and redemption price per share ($1,124,657 ÷ 21,559 shares)(a)		$52.17
Maximum offering price per share (100/96.50 of $52.17)		$54.06
Class C :
Net Asset Value and offering price per share ($1,382,781 ÷ 26,610 shares)(a)		$51.96
Mid-Cap Stock :
Net Asset Value, offering price and redemption price per share ($7,975,398,390 ÷ 151,580,236 shares)		$52.62
Class K :
Net Asset Value, offering price and redemption price per share ($611,494,414 ÷ 11,589,822 shares)		$52.76
Class I :
Net Asset Value, offering price and redemption price per share ($45,180,756 ÷ 863,303 shares)		$52.33
Class Z :
Net Asset Value, offering price and redemption price per share ($116,062,750 ÷ 2,216,219 shares)		$52.37
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$71,231,787
Interest		151,982
Income from Fidelity Central Funds (including $312,430 from security lending)		4,586,692
Security lending		14,138
Total income		75,984,599
Expenses
Management fee
Basic fee	$45,912,487
Performance adjustment	857,303
Distribution and service plan fees	18,365
Custodian fees and expenses	75,922
Independent trustees' fees and expenses	25,098
Registration fees	198,049
Audit fees	95,451
Legal	5,746
Miscellaneous	25,708
Total expenses before reductions	47,214,129
Expense reductions	(12,897)
Total expenses after reductions		47,201,232
Net Investment income (loss)		28,783,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	404,528,972
Redemptions in-kind	16,771,591
Fidelity Central Funds	(2,633)
Foreign currency transactions	(78,038)
Futures contracts	9,403,028
Total net realized gain (loss)		430,622,920
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,819,469,493
Assets and liabilities in foreign currencies	16,843
Futures contracts	13,031,953
Total change in net unrealized appreciation (depreciation)		1,832,518,289
Net gain (loss)		2,263,141,209
Net increase (decrease) in net assets resulting from operations		$2,291,924,576
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,783,367	$47,735,325
Net realized gain (loss)	430,622,920	1,205,178,579
Change in net unrealized appreciation (depreciation)	1,832,518,289	(905,845,344)
Net increase (decrease) in net assets resulting from operations	2,291,924,576	347,068,560
Distributions to shareholders	(141,103,239)	(647,057,121)

Share transactions - net increase (decrease)	(66,365,111)	(265,910,428)
Total increase (decrease) in net assets	2,084,456,226	(565,898,989)

Net Assets
Beginning of period	6,673,999,452	7,239,898,441
End of period	$8,758,455,678	$6,673,999,452

Financial Highlights
Fidelity Advisor® Mid-Cap Stock Fund Class A

Years ended April 30,	2026	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$39.52	$43.51
Income from Investment Operations
Net investment income (loss) B,C	.02	.06
Net realized and unrealized gain (loss)	13.52	(2.38) D
Total from investment operations	13.54	(2.32)
Distributions from net investment income	(.22)	(.34)
Distributions from net realized gain	(.64)	(1.33)
Total distributions	(.86)	(1.67)
Net asset value, end of period	$52.20	$39.52
Total Return E,F,G	34.80%	(5.60)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.94%	.92% J
Expenses net of fee waivers, if any	.94%	.92% J
Expenses net of all reductions, if any	.94%	.92% J
Net investment income (loss)	.05%	.25% J
Supplemental Data
Net assets, end of period (000 omitted)	$7,812	$1,141
Portfolio turnover rate K	35 % L	51% L

AFor the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Mid-Cap Stock Fund Class M

Years ended April 30,	2026	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$39.48	$43.51
Income from Investment Operations
Net investment income (loss) B,C	(.09)	(.01)
Net realized and unrealized gain (loss)	13.51	(2.36) D
Total from investment operations	13.42	(2.37)
Distributions from net investment income	(.09)	(.33)
Distributions from net realized gain	(.64)	(1.33)
Total distributions	(.73)	(1.66)
Net asset value, end of period	$52.17	$39.48
Total Return E,F,G	34.46%	(5.73)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.18%	1.18% J
Expenses net of fee waivers, if any	1.18%	1.18% J
Expenses net of all reductions, if any	1.18%	1.18% J
Net investment income (loss)	(.19)%	(.03)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,125	$262
Portfolio turnover rate K	35 % L	51% L

AFor the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Mid-Cap Stock Fund Class C

Years ended April 30,	2026	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$39.45	$43.51
Income from Investment Operations
Net investment income (loss) B,C	(.33)	(.12)
Net realized and unrealized gain (loss)	13.48	(2.37) D
Total from investment operations	13.15	(2.49)
Distributions from net investment income	-	(.24)
Distributions from net realized gain	(.64)	(1.33)
Total distributions	(.64)	(1.57)
Net asset value, end of period	$51.96	$39.45
Total Return E,F,G	33.77%	(6.00)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.69%	1.69% J
Expenses net of fee waivers, if any	1.69%	1.69% J
Expenses net of all reductions, if any	1.69%	1.69% J
Net investment income (loss)	(.70)%	(.50)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,383	$263
Portfolio turnover rate K	35 % L	51% L

AFor the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Mid-Cap Stock Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$39.71	$41.66	$38.06	$39.74	$44.52
Income from Investment Operations
Net investment income (loss) A,B	.17	.27	.33	.45	.44
Net realized and unrealized gain (loss)	13.59	1.57	4.32	(.09)	.18
Total from investment operations	13.76	1.84	4.65	.36	.62
Distributions from net investment income	(.21)	(.31)	(.37)	(.27)	(.48)
Distributions from net realized gain	(.64)	(3.48)	(.68)	(1.77)	(4.91)
Total distributions	(.85)	(3.79)	(1.05)	(2.04)	(5.40) C
Net asset value, end of period	$52.62	$39.71	$41.66	$38.06	$39.74
Total Return D	35.19%	4.40%	12.37%	1.06%	1.17%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.62%	.67%	.83%	.85%	.79%
Expenses net of fee waivers, if any	.62%	.67%	.82%	.84%	.79%
Expenses net of all reductions, if any	.62%	.67%	.82%	.84%	.79%
Net investment income (loss)	.37%	.64%	.83%	1.18%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$7,975,398	$6,102,344	$6,431,942	$6,853,917	$6,033,786
Portfolio turnover rate G	35 % H	51% H	27% H	19% H	17% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Mid-Cap Stock Fund Class K

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$39.80	$41.71	$38.11	$39.77	$44.55
Income from Investment Operations
Net investment income (loss) A,B	.20	.31	.37	.48	.48
Net realized and unrealized gain (loss)	13.62	1.57	4.32	(.08)	.17
Total from investment operations	13.82	1.88	4.69	.40	.65
Distributions from net investment income	(.22)	(.31)	(.41)	(.29)	(.51)
Distributions from net realized gain	(.64)	(3.48)	(.68)	(1.77)	(4.93)
Total distributions	(.86)	(3.79)	(1.09)	(2.06)	(5.43) C
Net asset value, end of period	$52.76	$39.80	$41.71	$38.11	$39.77
Total Return D	35.27%	4.50%	12.46%	1.16%	1.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.55%	.60%	.73%	.75%	.70%
Expenses net of fee waivers, if any	.55%	.59%	.72%	.75%	.70%
Expenses net of all reductions, if any	.55%	.59%	.72%	.75%	.70%
Net investment income (loss)	.44%	.73%	.93%	1.28%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$611,494	$553,805	$807,956	$1,013,456	$1,340,986
Portfolio turnover rate G	35 % H	51% H	27% H	19% H	17% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Mid-Cap Stock Fund Class I

Years ended April 30,	2026	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$39.59	$43.51
Income from Investment Operations
Net investment income (loss) B,C	.14	.12
Net realized and unrealized gain (loss)	13.54	(2.38) D
Total from investment operations	13.68	(2.26)
Distributions from net investment income	(.30)	(.33)
Distributions from net realized gain	(.64)	(1.33)
Total distributions	(.94)	(1.66)
Net asset value, end of period	$52.33	$39.59
Total Return E,F	35.12%	(5.46)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.69%	.67% I
Expenses net of fee waivers, if any	.69%	.67% I
Expenses net of all reductions, if any	.69%	.67% I
Net investment income (loss)	.30%	.49% I
Supplemental Data
Net assets, end of period (000 omitted)	$45,181	$296
Portfolio turnover rate J	35 % K	51% K

AFor the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Mid-Cap Stock Fund Class Z

Years ended April 30,	2026	2025 A
Selected Per-Share Data
Net asset value, beginning of period	$39.58	$43.51
Income from Investment Operations
Net investment income (loss) B,C	.19	.13
Net realized and unrealized gain (loss)	13.54	(2.36) D
Total from investment operations	13.73	(2.23)
Distributions from net investment income	(.30)	(.38)
Distributions from net realized gain	(.64)	(1.33)
Total distributions	(.94)	(1.70) E
Net asset value, end of period	$52.37	$39.58
Total Return F,G	35.27%	(5.39)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.58%	.56% J
Expenses net of fee waivers, if any	.58%	.56% J
Expenses net of all reductions, if any	.58%	.56% J
Net investment income (loss)	.41%	.57% J
Supplemental Data
Net assets, end of period (000 omitted)	$116,063	$15,888
Portfolio turnover rate K	35 % L	51% L

AFor the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal distributions per share do not sum due to rounding.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Mid-Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid-Cap Stock, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Convertible Preferred Stocks	$2,413,107	Market comparable	Enterprise value/Revenue multiple (EV/R)	8.0	Increase
		Black scholes	Discount rate	3.7%	Increase
			Term	3.0	Increase
			Volatility	60.0%	Increase
Common Stocks	$169,354,505	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	89.5	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, redemptions in-kind, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,187,652,934
Gross unrealized depreciation	(308,417,558)
Net unrealized appreciation (depreciation)	$2,879,235,376
Tax Cost	$5,999,270,041

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,496,170
Undistributed long-term capital gain	$416,890,745
Net unrealized appreciation (depreciation) on securities and other investments	$2,873,220,943

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$35,068,318	$53,136,542
Long-term Capital Gains	106,034,921	593,920,579
Total	$141,103,239	$647,057,121

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made or as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Mid-Cap Stock Fund	2,604,034,727	2,952,892,953

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Mid-Cap Stock Fund	1,149,425	-	16,771,591	16,771,591	51,002,752

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Mid-Cap Stock Fund	35,197,354	673,735,591	1,542,618,986
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.68
Class M	.68
Class C	.68
Mid-Cap Stock	.64
Class K	.55
Class I	.68
Class Z	.55

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.65
Class M	.65
Class C	.65
Mid-Cap Stock	.60
Class K	.53
Class I	.65
Class Z	.53

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Mid-Cap Stock Fund	S&P MidCap 400 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Mid-Cap Stock. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .01%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	8,786	2,784
Class M	.25%	.25%	3,246	245
Class C	.75%	.25%	6,333	4,357
			18,365	7,386

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	9,685
Class M	377
10,062

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Mid-Cap Stock Fund	$27,019

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Mid-Cap Stock Fund	59,297

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Mid-Cap Stock Fund	167,448,791	229,796,593	63,797,658
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Mid-Cap Stock Fund	9,241
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Mid-Cap Stock Fund	35,332	450	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Mid-Cap Stock Fund	84,520,162
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $12,897.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025A
Fidelity Mid-Cap Stock Fund
Distributions to shareholders
Class A	$36,507	$17,897
Class M	5,526	7,061
Class C	5,091	4,830
Mid-Cap Stock	129,191,769	582,431,461
Class K	11,113,095	63,990,167
Class I	183,000	3,937
Class Z	568,251	601,768
Total	$141,103,239	$647,057,121

A  Distributions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through April 30, 2025 .
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025A	Year ended April 30, 2026	Year ended April 30, 2025A
Fidelity Mid-Cap Stock Fund
Class A
Shares sold	137,939	33,071	$6,566,326	$1,415,802
Reinvestment of distributions	853	421	36,496	17,896
Shares redeemed	(18,005)	(4,625)	(861,015)	(178,153)
Net increase (decrease)	120,787	28,867	$5,741,807	$1,255,545
Class M
Shares sold	18,555	6,930	$851,887	$292,570
Reinvestment of distributions	131	166	5,512	7,061
Shares redeemed	(3,751)	(472)	(167,304)	(17,133)
Net increase (decrease)	14,935	6,624	$690,095	$282,498
Class C
Shares sold	21,911	6,548	$1,033,917	$280,449
Reinvestment of distributions	118	113	4,845	4,830
Shares redeemed	(2,080)	-	(97,501)	-
Net increase (decrease)	19,949	6,661	$941,261	$285,279
Mid-Cap Stock
Shares sold	21,222,174	46,952,083	$984,037,835	$2,031,852,315
Reinvestment of distributions	2,784,011	13,064,357	117,645,012	530,969,302
Shares redeemed	(26,110,365)	(60,741,094)	(1,195,659,904)	(2,608,825,148)
Net increase (decrease)	(2,104,180)	(724,654)	$(93,977,057)	$(46,003,531)
Class K
Shares sold	1,920,037	2,044,009	$89,976,599	$87,250,786
Reinvestment of distributions	262,836	1,579,252	11,113,095	63,990,167
Shares redeemed	(4,508,208)	(9,078,006)	(204,292,884)	(392,079,692)
Net increase (decrease)	(2,325,335)	(5,454,745)	$(103,203,190)	$(240,838,739)
Class I
Shares sold	950,657	8,551	$43,403,876	$369,454
Reinvestment of distributions	3,923	92	182,635	3,937
Shares redeemed	(98,766)	(1,154)	(4,649,702)	(43,829)
Net increase (decrease)	855,814	7,489	$38,936,809	$329,562
Class Z
Shares sold	2,075,175	437,569	$96,909,734	$20,237,150
Reinvestment of distributions	10,139	12,692	440,268	540,055
Shares redeemed	(270,550)	(48,806)	(12,844,838)	(1,998,247)
Net increase (decrease)	1,814,764	401,455	$84,505,164	$18,778,958

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 8, 2024 (commencement of sale of shares) through April 30, 2025.
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Mid-Cap Stock Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying  statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $426,226,143, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Mid-Cap Stock, Class K, Class I and Class Z designate 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Mid-Cap Stock, Class K, Class I and Class Z designate 100% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703594.128
MCS-ANN-0626
Fidelity® Large Cap Stock K6 Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Large Cap Stock K6 Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
BELGIUM - 1.1%
Health Care - 1.1%
Pharmaceuticals - 1.1%
UCB SA (b)	7,168	1,945,022
CANADA - 2.1%
Energy - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Athabasca Oil Corp (b)	24,093	212,134
Imperial Oil Ltd (a)	21,870	2,929,632
TOTAL ENERGY		3,141,766
Industrials - 0.3%
Aerospace & Defense - 0.3%
Bombardier Inc Class B (b)	2,583	548,869
TOTAL CANADA		3,690,635
FRANCE - 0.2%
Industrials - 0.2%
Aerospace & Defense - 0.2%
Airbus SE	1,415	291,716
GERMANY - 0.2%
Information Technology - 0.2%
Software - 0.2%
SAP SE ADR	2,114	358,302
ITALY - 0.1%
Consumer Staples - 0.1%
Beverages - 0.1%
Davide Campari-Milano NV	17,609	130,201
NETHERLANDS - 0.7%
Health Care - 0.0%
Biotechnology - 0.0%
Argenx SE ADR (b)	107	83,644
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
ASML Holding NV depository receipt	410	589,986
BE Semiconductor Industries NV	1,705	494,665
TOTAL INFORMATION TECHNOLOGY		1,084,651
TOTAL NETHERLANDS		1,168,295
PORTUGAL - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Galp Energia SGPS SA	1,400	32,796
SPAIN - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Cellnex Telecom SA (d)(e)	4,709	158,517
SWEDEN - 0.1%
Industrials - 0.1%
Machinery - 0.1%
Atlas Copco AB A Shares	13,000	245,279
TAIWAN - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	4,086	1,618,301
UNITED KINGDOM - 2.0%
Consumer Staples - 0.8%
Beverages - 0.2%
Diageo PLC ADR	3,484	280,984
Tobacco - 0.6%
British American Tobacco PLC ADR	18,451	1,084,919
TOTAL CONSUMER STAPLES		1,365,903
Financials - 0.0%
Capital Markets - 0.0%
3i Group PLC	896	31,161
Health Care - 0.9%
Pharmaceuticals - 0.9%
GSK PLC ADR	28,110	1,470,435
Industrials - 0.3%
Aerospace & Defense - 0.3%
Rolls-Royce Holdings PLC	35,042	563,880
TOTAL UNITED KINGDOM		3,431,379
UNITED STATES - 87.1%
Communication Services - 10.5%
Diversified Telecommunication Services - 0.5%
Comcast Corp Class A	33,793	913,763
Entertainment - 0.6%
Netflix Inc (b)	5,953	557,261
Walt Disney Co/The	4,271	443,116
		1,000,377
Interactive Media & Services - 9.4%
Alphabet Inc Class A	17,013	6,546,603
Alphabet Inc Class C	14,378	5,491,533
Meta Platforms Inc Class A	6,933	4,242,372
		16,280,508
Media - 0.0%
Versant Media Group Inc Class A	1,294	52,005
TOTAL COMMUNICATION SERVICES		18,246,653
Consumer Discretionary - 6.4%
Broadline Retail - 3.5%
Amazon.com Inc (b)	22,954	6,084,187
Hotels, Restaurants & Leisure - 0.9%
Booking Holdings Inc	1,000	168,360
Cava Group Inc (a)(b)	1,398	130,587
Chipotle Mexican Grill Inc (b)	2,023	68,762
Domino's Pizza Inc	1,484	503,700
Marriott International Inc/MD Class A1	802	290,075
Starbucks Corp	2,562	269,855
Wingstop Inc	1,210	198,513
		1,629,852
Household Durables - 0.7%
DR Horton Inc	2,008	308,951
Somnigroup International Inc	8,634	654,975
Whirlpool Corp (a)	4,228	237,022
		1,200,948
Specialty Retail - 1.0%
Home Depot Inc/The	2,360	775,968
Lowe's Cos Inc	3,977	949,668
RH (b)	724	95,539
		1,821,175
Textiles, Apparel & Luxury Goods - 0.3%
Lululemon Athletica Inc (b)	92	12,668
NIKE Inc Class B	10,195	452,250
		464,918
TOTAL CONSUMER DISCRETIONARY		11,201,080
Consumer Staples - 4.3%
Beverages - 1.7%
Brown-Forman Corp Class B (a)	11,191	288,392
Coca-Cola Co/The	11,275	888,019
Keurig Dr Pepper Inc	57,419	1,688,119
		2,864,530
Consumer Staples Distribution & Retail - 0.8%
Kroger Co/The	600	40,842
Sprouts Farmers Market Inc (b)	4,900	401,065
Sysco Corp	1,944	145,236
Target Corp	4,712	611,382
US Foods Holding Corp (b)	2,232	208,670
		1,407,195
Food Products - 0.2%
Lamb Weston Holdings Inc	5,200	226,460
Mondelez International Inc	1,900	116,736
		343,196
Household Products - 0.1%
Procter & Gamble Co/The	1,300	191,216
Personal Care Products - 1.1%
Estee Lauder Cos Inc/The Class A	3,996	306,533
Kenvue Inc	94,486	1,656,340
		1,962,873
Tobacco - 0.4%
Philip Morris International Inc	3,893	642,618
TOTAL CONSUMER STAPLES		7,411,628
Energy - 6.2%
Oil, Gas & Consumable Fuels - 6.2%
Chevron Corp	1,930	373,088
ConocoPhillips	6,155	774,176
Exxon Mobil Corp (c)	40,539	6,256,384
Shell PLC ADR	36,596	3,318,159
TOTAL ENERGY		10,721,807
Financials - 11.9%
Banks - 7.2%
Bank of America Corp	71,273	3,810,255
M&T Bank Corp	2,602	568,875
PNC Financial Services Group Inc/The	5,724	1,276,452
Wells Fargo & Co	83,417	6,859,380
		12,514,962
Capital Markets - 1.6%
Blue Owl Capital Inc Class A	36,200	352,950
Charles Schwab Corp/The	5,742	526,197
Intercontinental Exchange Inc	1,850	292,467
KKR & Co Inc Class A	11,058	1,153,792
Moody's Corp	329	151,949
MSCI Inc	35	20,699
Raymond James Financial Inc	617	97,683
Robinhood Markets Inc Class A (b)	3,100	225,959
		2,821,696
Financial Services - 2.4%
Apollo Global Management Inc	4,562	587,221
Corpay Inc (b)	348	106,652
Mastercard Inc Class A	1,917	964,098
PayPal Holdings Inc	1,744	87,443
Rocket Cos Inc Class A (a)(b)	24,900	364,038
Visa Inc Class A	6,432	2,121,531
		4,230,983
Insurance - 0.7%
Arthur J Gallagher & Co	2,066	426,422
Brown & Brown Inc	9,831	591,335
Chubb Ltd	399	130,472
		1,148,229
TOTAL FINANCIALS		20,715,870
Health Care - 7.2%
Biotechnology - 0.3%
Alnylam Pharmaceuticals Inc (b)	783	242,331
Biogen Inc (b)	400	75,712
Gilead Sciences Inc	708	92,635
Nuvalent Inc Class A (b)	900	90,252
Vaxcyte Inc (b)	1,838	105,207
		606,137
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	7,555	685,918
Alcon AG (United States)	10,600	793,622
Baxter International Inc	58,175	1,022,717
Becton Dickinson & Co	683	101,794
Boston Scientific Corp (b)	19,485	1,122,532
Masimo Corp (a)(b)	1,173	209,298
Solventum Corp (b)	956	64,396
		4,000,277
Health Care Providers & Services - 2.2%
Cardinal Health Inc	762	146,975
Cigna Group/The	2,761	802,291
Humana Inc	1,962	463,895
McKesson Corp	496	404,339
Molina Healthcare Inc (b)	723	140,710
UnitedHealth Group Inc	5,210	1,930,201
		3,888,411
Life Sciences Tools & Services - 0.9%
Bruker Corp	13,984	513,353
Danaher Corp	2,917	521,997
Thermo Fisher Scientific Inc	1,147	549,367
Waters Corp (b)	79	24,429
		1,609,146
Pharmaceuticals - 1.4%
Eli Lilly & Co	647	604,686
Haleon PLC ADR	118,701	1,096,797
Johnson & Johnson	1,694	389,366
Merck & Co Inc	2,560	279,501
		2,370,350
TOTAL HEALTH CARE		12,474,321
Industrials - 16.4%
Aerospace & Defense - 9.0%
Boeing Co (b)	36,273	8,307,605
GE Aerospace	21,742	6,303,658
General Dynamics Corp	1,085	373,566
Howmet Aerospace Inc	330	80,203
Huntington Ingalls Industries Inc (c)	1,157	421,484
RTX Corp	37	6,514
Textron Inc	1,759	168,794
		15,661,824
Air Freight & Logistics - 1.1%
United Parcel Service Inc Class B	16,881	1,836,653
Building Products - 0.4%
A O Smith Corp	6,800	420,512
AAON Inc (a)	500	46,655
Modine Manufacturing Co (b)	660	168,056
Trex Co Inc (b)	1,300	50,960
		686,183
Commercial Services & Supplies - 0.0%
Veralto Corp	646	56,977
Electrical Equipment - 4.3%
Emerson Electric Co	2,195	308,266
GE Vernova Inc (c)	6,116	6,626,441
Hubbell Inc	374	190,056
Vertiv Holdings Co Class A	1,054	346,228
		7,470,991
Machinery - 1.3%
Allison Transmission Holdings Inc	967	129,916
Cummins Inc	444	297,928
Deere & Co	325	191,708
Donaldson Co Inc	1,870	164,878
Nordson Corp	148	42,691
Otis Worldwide Corp	8,966	698,273
Stanley Black & Decker Inc	683	53,383
Westinghouse Air Brake Technologies Corp	2,572	694,157
		2,272,934
Professional Services - 0.2%
Equifax Inc	900	156,546
TransUnion	3,012	213,852
		370,398
Trading Companies & Distributors - 0.1%
Watsco Inc	318	139,233
TOTAL INDUSTRIALS		28,495,193
Information Technology - 22.3%
Communications Equipment - 0.3%
Arista Networks Inc (b)	2,700	466,317
IT Services - 0.0%
Gartner Inc (b)	155	23,016
Semiconductors & Semiconductor Equipment - 12.5%
Applied Materials Inc	1,035	408,297
ARM Holdings PLC ADR (b)	727	152,903
Broadcom Inc	10,633	4,438,533
Lam Research Corp	2,899	747,536
MACOM Technology Solutions Holdings Inc (b)	100	28,161
Micron Technology Inc	3,386	1,751,104
NVIDIA Corp	69,095	13,789,290
Rambus Inc (b)	1,400	161,154
Teradyne Inc	499	171,392
		21,648,370
Software - 5.2%
Adobe Inc (b)	1,037	255,206
Autodesk Inc (b)	1,121	265,677
Intuit Inc	303	117,716
Microsoft Corp	19,636	8,007,168
Oracle Corp	600	96,834
Salesforce Inc	400	70,611
Synopsys Inc (b)	430	207,518
		9,020,730
Technology Hardware, Storage & Peripherals - 4.3%
Apple Inc	19,542	5,302,722
GPGI Inc Class A	53,653	827,866
Seagate Technology Holdings PLC	457	307,853
Western Digital Corp	2,360	1,025,467
		7,463,908
TOTAL INFORMATION TECHNOLOGY		38,622,341
Materials - 0.7%
Chemicals - 0.5%
Air Products and Chemicals Inc	564	169,228
Dow Inc	2,471	100,051
LyondellBasell Industries NV Class A1	4,722	352,261
Sherwin-Williams Co/The	657	211,298
		832,838
Construction Materials - 0.2%
James Hardie Industries PLC (b)	20,800	436,592
TOTAL MATERIALS		1,269,430
Real Estate - 0.5%
Industrial REITs - 0.0%
Terreno Realty Corp	1,288	83,978
Real Estate Management & Development - 0.3%
CBRE Group Inc Class A (b)	610	87,065
Compass Inc Class A (b)	54,421	411,967
		499,032
Residential REITs - 0.1%
Sun Communities Inc	972	124,260
Specialized REITs - 0.1%
American Tower Corp	959	175,219
Equinix Inc	28	30,319
		205,538
TOTAL REAL ESTATE		912,808
Utilities - 0.7%
Electric Utilities - 0.6%
Entergy Corp	1,109	130,762
Southern Co/The	9,125	882,388
		1,013,150
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp	683	107,804
Multi-Utilities - 0.1%
Sempra	1,289	122,610
TOTAL UTILITIES		1,243,564
TOTAL UNITED STATES		151,314,695
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (b)	24,274	594,363
TOTAL COMMON STOCKS (Cost $117,723,933)		164,979,501

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
UNITED STATES - 0.1%
Health Care - 0.0%
Life Sciences Tools & Services - 0.0%
Bruker Corp 6.375% Series A	450	131,157
Information Technology - 0.1%
Software - 0.1%
Anthropic PBC Series G (f)(g)	400	133,440
TOTAL UNITED STATES		264,597
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $216,695)		264,597

Money Market Funds - 6.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	3.69	9,331,312	9,333,179
Fidelity Securities Lending Cash Central Fund (h)(i)	3.69	2,281,122	2,281,350
TOTAL MONEY MARKET FUNDS (Cost $11,614,529)			11,614,529

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $129,555,157)	176,858,627
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(3,006,410)
NET ASSETS - 100.0%	173,852,217

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Exxon Mobil Corp	Chicago Board Options Exchange	61	941,413	180.00	6/2026	(5,399)
GE Vernova Inc	Chicago Board Options Exchange	2	216,692	900.00	5/2026	(37,780)
GE Vernova Inc	Chicago Board Options Exchange	3	325,038	1,000.00	6/2026	(38,730)
Huntington Ingalls Industries Inc	Chicago Board Options Exchange	5	182,145	450.00	6/2026	(1,225)

						(83,134)
TOTAL WRITTEN OPTIONS						(83,134)

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $1,665,288.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $158,517 or 0.1% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $158,517 or 0.1% of net assets.

(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $133,440 or 0.1% of net assets.

(g)	Level 3 security.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Anthropic PBC Series G	1/27/2026	103,655

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	640,120	57,162,901	48,469,831	259,623	(11)	-	9,333,179	9,331,312	0.0%
Fidelity Securities Lending Cash Central Fund	93,425	12,388,516	10,200,686	3,452	95	-	2,281,350	2,281,122	0.0%
Total	733,545	69,551,417	58,670,517	263,075	84	-	11,614,529

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	18,405,170	18,246,653	158,517	-
Consumer Discretionary	11,201,080	11,201,080	-	-
Consumer Staples	8,907,732	8,907,732	-	-
Energy	13,896,369	13,896,369	-	-
Financials	20,747,031	20,715,870	31,161	-
Health Care	15,973,422	15,973,422	-	-
Industrials	30,144,937	29,289,341	855,596	-
Information Technology	41,683,595	41,683,595	-	-
Materials	1,863,793	1,863,793	-	-
Real Estate	912,808	912,808	-	-
Utilities	1,243,564	1,243,564	-	-

Convertible Preferred Stocks
Health Care	131,157	-	131,157	-
Information Technology	133,440	-	-	133,440

Money Market Funds	11,614,529	11,614,529	-	-
Total Investments in Securities:	176,858,627	175,548,756	1,176,431	133,440
Derivative Instruments:

Liabilities
Written Options	(83,134)	(83,134)	-	-
Total Liabilities	(83,134)	(83,134)	-	-
Total Derivative Instruments:	(83,134)	(83,134)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2026. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	-	(83,134)
Total Equity Risk	-	(83,134)
Total Value of Derivatives	-	(83,134)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $2,285,759) - See accompanying schedule:
Unaffiliated issuers (cost $117,940,628)	$165,244,098
Fidelity Central Funds (cost $11,614,529)	11,614,529

Total Investment in Securities (cost $129,555,157)		$176,858,627
Receivable for investments sold		257,283
Receivable for fund shares sold		172,414
Dividends receivable		68,306
Distributions receivable from Fidelity Central Funds		35,643
Total assets		177,392,273
Liabilities
Payable for investments purchased	$773,381
Payable for fund shares redeemed	339,900
Accrued management fee	62,385
Written options, at value (premium received $48,077)	83,134
Collateral on securities loaned	2,281,256
Total liabilities		3,540,056
Net Assets		$173,852,217
Net Assets consist of:
Paid in capital		$123,410,866
Total accumulated earnings (loss)		50,441,351
Net Assets		$173,852,217
Net Asset Value, offering price and redemption price per share ($173,852,217 ÷ 8,664,112 shares)		$20.07
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$1,315,113
Interest		4,908
Income from Fidelity Central Funds (including $3,452 from security lending)		263,075
Security lending		8
Total income		1,583,104
Expenses
Management fee	$503,901
Independent trustees' fees and expenses	316
Total expenses before reductions	504,217
Expense reductions	(365)
Total expenses after reductions		503,852
Net Investment income (loss)		1,079,252
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,519,976
Fidelity Central Funds	84
Foreign currency transactions	(2,420)
Written options	10,071
Total net realized gain (loss)		4,527,711
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	27,584,472
Assets and liabilities in foreign currencies	219
Written options	(26,688)
Total change in net unrealized appreciation (depreciation)		27,558,003
Net gain (loss)		32,085,714
Net increase (decrease) in net assets resulting from operations		$33,164,966
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,079,252	$684,120
Net realized gain (loss)	4,527,711	2,889,338
Change in net unrealized appreciation (depreciation)	27,558,003	2,784,917
Net increase (decrease) in net assets resulting from operations	33,164,966	6,358,375
Distributions to shareholders	(4,299,913)	(2,787,627)

Share transactions
Proceeds from sales of shares	112,664,582	24,535,119
Reinvestment of distributions	4,299,913	2,787,627
Cost of shares redeemed	(27,959,631)	(24,642,065)

Net increase (decrease) in net assets resulting from share transactions	89,004,864	2,680,681
Total increase (decrease) in net assets	117,869,917	6,251,429

Net Assets
Beginning of period	55,982,300	49,730,871
End of period	$173,852,217	$55,982,300

Other Information
Shares
Sold	6,204,598	1,619,018
Issued in reinvestment of distributions	250,196	186,863
Redeemed	(1,519,485)	(1,616,869)
Net increase (decrease)	4,935,309	189,012

Financial Highlights
Fidelity® Large Cap Stock K6 Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$15.01	$14.05	$11.63	$14.34	$15.41
Income from Investment Operations
Net investment income (loss) A,B	.18	.17	.18	.19	.30 C
Net realized and unrealized gain (loss)	5.73	1.51	2.63	.92 D	(.36)
Total from investment operations	5.91	1.68	2.81	1.11	(.06)
Distributions from net investment income	(.15)	(.19)	(.16)	(.28)	(.30)
Distributions from net realized gain	(.70)	(.53)	(.23)	(3.54)	(.71)
Total distributions	(.85)	(.72)	(.39)	(3.82)	(1.01)
Net asset value, end of period	$20.07	$15.01	$14.05	$11.63	$14.34
Total Return E	40.52%	12.05%	24.71%	11.14%	(.72)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions, if any	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.97%	1.14%	1.47%	1.65%	1.95% C
Supplemental Data
Net assets, end of period (000 omitted)	$173,852	$55,982	$49,731	$33,486	$45,095
Portfolio turnover rate H	18 % I	22%	14%	27% I	18% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.30%.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Large Cap Stock K6 Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$51,839,301
Gross unrealized depreciation	(4,896,657)
Net unrealized appreciation (depreciation)	$46,942,644
Tax Cost	$129,832,849

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,460,809
Undistributed long-term capital gain	$2,037,689
Net unrealized appreciation (depreciation) on securities and other investments	$46,942,855

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$1,061,385	$867,959
Long-term Capital Gains	3,238,528	1,919,668
Total	$4,299,913	$ 2,787,627

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Stock K6 Fund	95,198,060	19,279,693

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Large Cap Stock K6 Fund	137,491	2,291,981
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Large Cap Stock K6 Fund	963

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Large Cap Stock K6 Fund	5,825,881	1,294,848	284,337
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Large Cap Stock K6 Fund	364	-	-
At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Large Cap Stock K6 Fund	40,925
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $365.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Large Cap Stock K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying  statement of assets and liabilities of Fidelity Large Cap Stock K6 Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $3,372,729, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $124,457 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 81% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.50% and 98.62% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.58% and 1.39% of the dividends distributed in June and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9883971.108
LCSK6-ANN-0626
Fidelity® Large Cap Stock Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Large Cap Stock Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
BELGIUM - 1.1%
Health Care - 1.1%
Pharmaceuticals - 1.1%
UCB SA (b)	413,192	112,118,774
CANADA - 2.5%
Energy - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Athabasca Oil Corp (b)	2,672,307	23,529,128
Imperial Oil Ltd (a)	1,396,365	187,052,362
TOTAL ENERGY		210,581,490
Industrials - 0.3%
Aerospace & Defense - 0.3%
Bombardier Inc Class B (b)	165,500	35,167,608
TOTAL CANADA		245,749,098
FRANCE - 0.2%
Industrials - 0.2%
Aerospace & Defense - 0.2%
Airbus SE	90,234	18,602,595
GERMANY - 0.2%
Information Technology - 0.2%
Software - 0.2%
SAP SE ADR	131,498	22,287,596
ITALY - 0.1%
Consumer Staples - 0.1%
Beverages - 0.1%
Davide Campari-Milano NV	1,116,791	8,257,547
NETHERLANDS - 0.6%
Health Care - 0.0%
Biotechnology - 0.0%
Argenx SE ADR (b)	7,288	5,697,175
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
ASML Holding NV depository receipt	21,194	30,497,954
BE Semiconductor Industries NV	100,685	29,211,365
TOTAL INFORMATION TECHNOLOGY		59,709,319
TOTAL NETHERLANDS		65,406,494
PORTUGAL - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Galp Energia SGPS SA	82,000	1,920,935
SPAIN - 0.1%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Cellnex Telecom SA (d)(e)	304,645	10,255,151
SWEDEN - 0.1%
Industrials - 0.1%
Machinery - 0.1%
Atlas Copco AB A Shares	737,800	13,920,529
TAIWAN - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd ADR	237,817	94,189,801
UNITED KINGDOM - 2.0%
Consumer Staples - 0.8%
Beverages - 0.2%
Diageo PLC ADR (a)	225,402	18,178,671
Tobacco - 0.6%
British American Tobacco PLC ADR	1,100,131	64,687,703
TOTAL CONSUMER STAPLES		82,866,374
Financials - 0.0%
Capital Markets - 0.0%
3i Group PLC	63,379	2,204,180
Health Care - 0.9%
Pharmaceuticals - 0.9%
GSK PLC ADR	1,689,159	88,359,907
Industrials - 0.3%
Aerospace & Defense - 0.3%
Rolls-Royce Holdings PLC	2,159,061	34,742,660
TOTAL UNITED KINGDOM		208,173,121
UNITED STATES - 88.2%
Communication Services - 10.6%
Diversified Telecommunication Services - 0.6%
Comcast Corp Class A	2,142,995	57,946,585
Entertainment - 0.6%
Netflix Inc (b)	333,500	31,218,935
Walt Disney Co/The	276,306	28,666,748
		59,885,683
Interactive Media & Services - 9.4%
Alphabet Inc Class A	994,955	382,858,684
Alphabet Inc Class C	836,336	319,430,172
Meta Platforms Inc Class A	410,156	250,978,558
		953,267,414
Media - 0.0%
Versant Media Group Inc Class A	97,355	3,912,697
TOTAL COMMUNICATION SERVICES		1,075,012,379
Consumer Discretionary - 6.4%
Broadline Retail - 3.5%
Amazon.com Inc (b)	1,341,186	355,494,761
Hotels, Restaurants & Leisure - 0.9%
Booking Holdings Inc	66,550	11,204,358
Cava Group Inc (a)(b)	89,100	8,322,831
Chipotle Mexican Grill Inc (b)	118,200	4,017,617
Domino's Pizza Inc	71,200	24,166,704
Marriott International Inc/MD Class A1	51,910	18,775,328
Starbucks Corp	165,726	17,455,920
Wingstop Inc	60,332	9,898,068
		93,840,826
Household Durables - 0.7%
DR Horton Inc	112,400	17,293,864
Somnigroup International Inc	563,071	42,714,566
Whirlpool Corp (a)	252,181	14,137,267
		74,145,697
Specialty Retail - 1.0%
Home Depot Inc/The	128,300	42,185,040
Lowe's Cos Inc	242,677	57,948,841
RH (b)	39,291	5,184,840
		105,318,721
Textiles, Apparel & Luxury Goods - 0.3%
Lululemon Athletica Inc (b)	7,398	1,018,705
NIKE Inc Class B	550,756	24,431,536
		25,450,241
TOTAL CONSUMER DISCRETIONARY		654,250,246
Consumer Staples - 4.3%
Beverages - 1.7%
Brown-Forman Corp Class B (a)	690,761	17,800,911
Coca-Cola Co/The	729,419	57,449,040
Keurig Dr Pepper Inc	3,259,969	95,843,089
		171,093,040
Consumer Staples Distribution & Retail - 0.9%
Kroger Co/The	41,900	2,852,133
Sprouts Farmers Market Inc (b)	299,588	24,521,278
Sysco Corp	128,406	9,593,212
Target Corp	299,713	38,887,762
US Foods Holding Corp (b)	144,416	13,501,452
		89,355,837
Food Products - 0.2%
Lamb Weston Holdings Inc (a)	291,900	12,712,245
Mondelez International Inc	80,500	4,945,920
		17,658,165
Household Products - 0.0%
Procter & Gamble Co/The	58,900	8,663,601
Personal Care Products - 1.1%
Estee Lauder Cos Inc/The Class A	248,325	19,049,010
Kenvue Inc	5,375,920	94,239,878
		113,288,888
Tobacco - 0.4%
Philip Morris International Inc	251,839	41,571,064
TOTAL CONSUMER STAPLES		441,630,595
Energy - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
Chevron Corp	115,500	22,327,305
ConocoPhillips	372,200	46,815,316
Exxon Mobil Corp (c)	2,360,198	364,249,358
Shell PLC ADR	2,238,051	202,924,084
TOTAL ENERGY		636,316,063
Financials - 12.2%
Banks - 7.4%
Bank of America Corp	4,378,029	234,049,430
M&T Bank Corp	163,857	35,824,056
PNC Financial Services Group Inc/The	370,330	82,583,590
Wells Fargo & Co	4,810,952	395,604,583
		748,061,659
Capital Markets - 1.7%
Blue Owl Capital Inc Class A (a)	2,337,900	22,794,525
Charles Schwab Corp/The	325,047	29,787,307
Intercontinental Exchange Inc	119,800	18,939,182
KKR & Co Inc Class A	707,923	73,864,686
Moody's Corp	17,496	8,080,528
MSCI Inc	2,000	1,182,820
Raymond James Financial Inc	38,313	6,065,714
Robinhood Markets Inc Class A (b)	184,100	13,419,049
		174,133,811
Financial Services - 2.5%
Acacia Research Corp (b)	60,900	309,372
Apollo Global Management Inc	252,188	32,461,639
Corpay Inc (b)	22,492	6,893,123
Mastercard Inc Class A	114,113	57,389,710
PayPal Holdings Inc	112,805	5,656,043
Rocket Cos Inc Class A (b)	1,413,200	20,660,984
Visa Inc Class A	389,359	128,426,173
		251,797,044
Insurance - 0.6%
Arthur J Gallagher & Co	118,384	24,434,458
Brown & Brown Inc	570,300	34,303,545
Chubb Ltd	25,487	8,334,248
		67,072,251
TOTAL FINANCIALS		1,241,064,765
Health Care - 7.4%
Biotechnology - 0.4%
Alnylam Pharmaceuticals Inc (b)	50,648	15,675,050
Biogen Inc (b)	25,900	4,902,352
Gilead Sciences Inc	45,784	5,990,379
Nuvalent Inc Class A (b)	18,650	1,870,221
Vaxcyte Inc (b)	126,243	7,226,149
		35,664,151
Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	404,128	36,690,781
Alcon AG (United States) (a)	606,200	45,386,194
Baxter International Inc (a)	3,320,589	58,375,955
Becton Dickinson & Co	44,166	6,582,501
Boston Scientific Corp (b)	1,158,374	66,733,926
Masimo Corp (a)(b)	68,087	12,148,763
Solventum Corp (b)	58,976	3,972,623
		229,890,743
Health Care Providers & Services - 2.4%
Cardinal Health Inc	53,075	10,237,106
Cigna Group/The	178,616	51,902,237
Humana Inc	126,922	30,009,438
McKesson Corp	31,027	25,293,210
Molina Healthcare Inc (b)	46,800	9,108,216
UnitedHealth Group Inc	317,647	117,681,862
		244,232,069
Life Sciences Tools & Services - 0.9%
Bruker Corp	895,662	32,879,752
Danaher Corp	161,897	28,971,468
Thermo Fisher Scientific Inc	67,094	32,135,342
Waters Corp (b)	5,977	1,848,268
		95,834,830
Pharmaceuticals - 1.4%
Eli Lilly & Co	38,080	35,589,568
Haleon PLC ADR	6,725,625	62,144,775
Johnson & Johnson	116,404	26,755,459
Merck & Co Inc	165,643	18,084,903
		142,574,705
TOTAL HEALTH CARE		748,196,498
Industrials - 16.3%
Aerospace & Defense - 9.0%
Boeing Co (b)	2,117,323	484,930,488
GE Aerospace	1,261,797	365,832,804
General Dynamics Corp	70,200	24,169,860
Howmet Aerospace Inc	20,984	5,099,951
Huntington Ingalls Industries Inc (c)	69,907	25,466,421
RTX Corp	4,791	843,551
Textron Inc	98,951	9,495,338
		915,838,413
Air Freight & Logistics - 1.1%
United Parcel Service Inc Class B	988,625	107,562,400
Building Products - 0.4%
A O Smith Corp	378,800	23,424,992
AAON Inc (a)	18,437	1,720,356
Modine Manufacturing Co (a)(b)	38,400	9,777,792
Trex Co Inc (a)(b)	90,400	3,543,680
		38,466,820
Commercial Services & Supplies - 0.0%
Veralto Corp	38,968	3,436,978
Electrical Equipment - 4.2%
Emerson Electric Co	100,300	14,086,132
GE Vernova Inc (c)	353,593	383,103,872
Hubbell Inc	20,016	10,171,531
Vertiv Holdings Co Class A	59,321	19,486,355
		426,847,890
Machinery - 1.3%
Allison Transmission Holdings Inc	62,569	8,406,145
Cummins Inc	28,733	19,280,130
Deere & Co	20,992	12,382,551
Donaldson Co Inc	108,966	9,607,532
Nordson Corp	11,087	3,198,045
Otis Worldwide Corp	523,829	40,795,803
Stanley Black & Decker Inc	37,504	2,931,313
Westinghouse Air Brake Technologies Corp	148,351	40,038,451
		136,639,970
Professional Services - 0.2%
Equifax Inc	52,500	9,131,850
TransUnion	181,900	12,914,900
		22,046,750
Trading Companies & Distributors - 0.1%
Watsco Inc	22,497	9,850,086
TOTAL INDUSTRIALS		1,660,689,307
Information Technology - 22.5%
Communications Equipment - 0.3%
Arista Networks Inc (b)	163,000	28,151,730
IT Services - 0.0%
Gartner Inc (b)	11,700	1,737,333
Semiconductors & Semiconductor Equipment - 12.6%
Applied Materials Inc	66,931	26,403,610
ARM Holdings PLC ADR (b)	44,100	9,275,112
Broadcom Inc	642,593	268,237,596
Lam Research Corp	174,602	45,022,872
MACOM Technology Solutions Holdings Inc (b)	8,100	2,281,040
Micron Technology Inc	196,898	101,827,770
NVIDIA Corp	4,036,167	805,497,848
Rambus Inc (b)	71,060	8,179,717
Teradyne Inc	32,282	11,087,899
		1,277,813,464
Software - 5.3%
Adobe Inc (b)	68,509	16,860,065
Autodesk Inc (b)	72,537	17,191,269
Intuit Inc	18,789	7,299,527
Microsoft Corp	1,172,164	477,985,036
Oracle Corp	34,800	5,616,372
Salesforce Inc	25,200	4,448,555
Synopsys Inc (b)	27,800	13,416,280
		542,817,104
Technology Hardware, Storage & Peripherals - 4.3%
Apple Inc	1,134,421	307,825,138
GPGI Inc Class A (a)	3,208,855	49,512,633
Seagate Technology Holdings PLC	32,100	21,623,844
Western Digital Corp	139,500	60,615,540
		439,577,155
TOTAL INFORMATION TECHNOLOGY		2,290,096,786
Materials - 0.8%
Chemicals - 0.5%
Air Products and Chemicals Inc	36,485	10,947,324
Dow Inc	147,200	5,960,128
LyondellBasell Industries NV Class A1	274,500	20,477,700
Sherwin-Williams Co/The	40,098	12,895,918
		50,281,070
Construction Materials - 0.3%
James Hardie Industries PLC (b)	1,281,500	26,898,685
TOTAL MATERIALS		77,179,755
Real Estate - 0.6%
Industrial REITs - 0.1%
Terreno Realty Corp	81,372	5,305,453
Real Estate Management & Development - 0.3%
CBRE Group Inc Class A (b)	36,400	5,195,372
Compass Inc Class A (b)	3,343,894	25,313,278
		30,508,650
Residential REITs - 0.1%
Sun Communities Inc	62,878	8,038,324
Specialized REITs - 0.1%
American Tower Corp (c)	60,122	10,984,891
Equinix Inc	1,562	1,691,380
		12,676,271
TOTAL REAL ESTATE		56,528,698
Utilities - 0.8%
Electric Utilities - 0.6%
Entergy Corp	70,606	8,325,153
Southern Co/The	558,983	54,053,657
		62,378,810
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp	44,182	6,973,687
Multi-Utilities - 0.1%
Sempra	83,378	7,930,915
TOTAL UTILITIES		77,283,412
TOTAL UNITED STATES		8,958,248,504
ZAMBIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
First Quantum Minerals Ltd (b)	1,433,002	35,087,898
TOTAL COMMON STOCKS (Cost $5,616,854,953)		9,794,218,043

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
UNITED STATES - 0.2%
Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Bruker Corp 6.375% Series A	30,700	8,947,822
Information Technology - 0.1%
Software - 0.1%
Anthropic PBC Series G (f)(g)	28,300	9,440,880
TOTAL UNITED STATES		18,388,702
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,071,714)		18,388,702

Money Market Funds - 5.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	3.69	380,681,821	380,757,958
Fidelity Securities Lending Cash Central Fund (h)(i)	3.69	136,048,649	136,062,254
TOTAL MONEY MARKET FUNDS (Cost $516,820,212)			516,820,212

Purchased Options - 0.0%
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
Exxon Mobil Corp	Chicago Board Options Exchange	1,300	20,062,900	125	6/2026	56,550
GE Vernova Inc	Chicago Board Options Exchange	154	16,685,284	730	6/2026	46,970

						103,520
TOTAL PURCHASED OPTIONS (Cost $1,011,621)						103,520

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $6,149,758,500)	10,329,530,477
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(160,623,882)
NET ASSETS - 100.0%	10,168,906,595

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
American Tower Corp	Chicago Board Options Exchange	55	1,004,905	200.00	5/2026	(1,650)
Exxon Mobil Corp	Chicago Board Options Exchange	3,959	61,099,247	180.00	6/2026	(350,372)
GE Vernova Inc	Chicago Board Options Exchange	154	16,685,284	900.00	5/2026	(2,909,060)
GE Vernova Inc	Chicago Board Options Exchange	212	22,969,352	1,000.00	6/2026	(2,736,920)
GE Vernova Inc	Chicago Board Options Exchange	154	16,685,284	950.00	6/2026	(2,540,230)
Huntington Ingalls Industries Inc	Chicago Board Options Exchange	344	12,531,576	450.00	6/2026	(84,280)

						(8,622,512)
TOTAL WRITTEN OPTIONS						(8,622,512)

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $130,975,648.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $10,255,151 or 0.1% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,255,151 or 0.1% of net assets.

(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,440,880 or 0.1% of net assets.

(g)	Level 3 security.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Anthropic PBC Series G	1/27/2026	7,333,560

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	63,200,825	1,386,040,470	1,068,472,500	9,576,978	(10,837)	-	380,757,958	380,681,821	0.6%
Fidelity Securities Lending Cash Central Fund	23,322,787	804,906,418	692,167,078	217,978	127	-	136,062,254	136,048,649	0.4%
Total	86,523,612	2,190,946,888	1,760,639,578	9,794,956	(10,710)	-	516,820,212

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,085,267,530	1,075,012,379	10,255,151	-
Consumer Discretionary	654,250,246	654,250,246	-	-
Consumer Staples	532,754,516	532,754,516	-	-
Energy	848,818,488	848,818,488	-	-
Financials	1,243,268,945	1,241,064,765	2,204,180	-
Health Care	954,372,354	954,372,354	-	-
Industrials	1,763,122,699	1,709,777,444	53,345,255	-
Information Technology	2,466,283,502	2,466,283,502	-	-
Materials	112,267,653	112,267,653	-	-
Real Estate	56,528,698	56,528,698	-	-
Utilities	77,283,412	77,283,412	-	-

Convertible Preferred Stocks
Health Care	8,947,822	-	8,947,822	-
Information Technology	9,440,880	-	-	9,440,880

Money Market Funds	516,820,212	516,820,212	-	-

Purchased Options	103,520	103,520	-	-
Total Investments in Securities:	10,329,530,477	10,245,337,189	74,752,408	9,440,880
Derivative Instruments:

Liabilities
Written Options	(8,622,512)	(8,622,512)	-	-
Total Liabilities	(8,622,512)	(8,622,512)	-	-
Total Derivative Instruments:	(8,622,512)	(8,622,512)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of April 30, 2026. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Purchased Options (a)	103,520	-
Written Options (b)	-	(8,622,512)
Total Equity Risk	103,520	(8,622,512)
Total Value of Derivatives	103,520	(8,622,512)

(a)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities, at value line-item.
(b)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $154,236,243) - See accompanying schedule:
Unaffiliated issuers (cost $5,632,938,288)	$9,812,710,265
Fidelity Central Funds (cost $516,820,212)	516,820,212

Total Investment in Securities (cost $6,149,758,500)		$10,329,530,477
Foreign currency held at value (cost $151,295)		152,021
Receivable for investments sold		18,204,002
Receivable for fund shares sold		10,034,218
Dividends receivable		5,405,278
Distributions receivable from Fidelity Central Funds		1,176,960
Prepaid expenses		1,569
Other receivables		27
Total assets		10,364,504,552
Liabilities
Payable for investments purchased	$38,553,085
Payable for fund shares redeemed	5,997,330
Accrued management fee	5,851,000
Distribution and service plan fees payable	411,705
Written options, at value (premium received $4,117,921)	8,622,512
Other payables and accrued expenses	100,200
Collateral on securities loaned	136,062,125
Total liabilities		195,597,957
Net Assets		$10,168,906,595
Net Assets consist of:
Paid in capital		$5,523,047,203
Total accumulated earnings (loss)		4,645,859,392
Net Assets		$10,168,906,595

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,137,259,187 ÷ 16,353,037 shares)(a)		$69.54
Maximum offering price per share (100/94.25 of $69.54)		$73.78
Class M :
Net Asset Value and redemption price per share ($244,822,254 ÷ 3,523,915 shares)(a)		$69.47
Maximum offering price per share (100/96.50 of $69.47)		$71.99
Class C :
Net Asset Value and offering price per share ($101,930,030 ÷ 1,469,841 shares)(a)		$69.35
Fidelity Large Cap Stock Fund :
Net Asset Value, offering price and redemption price per share ($7,577,905,517 ÷ 108,847,465 shares)		$69.62
Class I :
Net Asset Value, offering price and redemption price per share ($931,946,664 ÷ 13,389,919 shares)		$69.60
Class Z :
Net Asset Value, offering price and redemption price per share ($175,042,943 ÷ 2,513,953 shares)		$69.63
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$91,794,813
Interest		284,795
Income from Fidelity Central Funds (including $217,978 from security lending)		9,794,956
Security lending		3,472
Total income		101,878,036
Expenses
Management fee
Basic fee	$45,165,234
Performance adjustment	8,659,760
Distribution and service plan fees	2,112,103
Custodian fees and expenses	185,757
Independent trustees' fees and expenses	22,970
Registration fees	309,859
Audit fees	72,661
Legal	6,331
Miscellaneous	143,668
Total expenses before reductions	56,678,343
Expense reductions	(83,099)
Total expenses after reductions		56,595,244
Net Investment income (loss)		45,282,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	746,542,130
Redemptions in-kind	1,427,807
Fidelity Central Funds	(10,710)
Foreign currency transactions	(67,699)
Written options	1,236,671
Total net realized gain (loss)		749,128,199
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,555,730,984
Assets and liabilities in foreign currencies	22,871
Written options	(3,699,129)
Total change in net unrealized appreciation (depreciation)		1,552,054,726
Net gain (loss)		2,301,182,925
Net increase (decrease) in net assets resulting from operations		$2,346,465,717
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,282,792	$41,886,358
Net realized gain (loss)	749,128,199	192,840,421
Change in net unrealized appreciation (depreciation)	1,552,054,726	276,355,816
Net increase (decrease) in net assets resulting from operations	2,346,465,717	511,082,595
Distributions to shareholders	(414,092,132)	(208,537,305)

Share transactions - net increase (decrease)	3,280,497,002	463,643,566
Total increase (decrease) in net assets	5,212,870,587	766,188,856

Net Assets
Beginning of period	4,956,036,008	4,189,847,152
End of period	$10,168,906,595	$4,956,036,008

Financial Highlights
Fidelity Advisor® Large Cap Stock Fund Class A

Years ended April 30,	2026 A
Selected Per-Share Data
Net asset value, beginning of period	$65.04
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	7.27
Total from investment operations	7.32
Distributions from net investment income	(.29)
Distributions from net realized gain	(2.53)
Total distributions	(2.82)
Net asset value, end of period	$69.54
Total Return D,E,F	11.82%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.01% I
Expenses net of fee waivers, if any	1.01 % I
Expenses net of all reductions, if any	1.01% I
Net investment income (loss)	.17% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,137,259
Portfolio turnover rate J	25 % K,L

AFor the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Large Cap Stock Fund Class M

Years ended April 30,	2026 A
Selected Per-Share Data
Net asset value, beginning of period	$65.04
Income from Investment Operations
Net investment income (loss) B,C	(.02)
Net realized and unrealized gain (loss)	7.25
Total from investment operations	7.23
Distributions from net investment income	(.27)
Distributions from net realized gain	(2.53)
Total distributions	(2.80)
Net asset value, end of period	$69.47
Total Return D,E,F	11.68%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.26% I
Expenses net of fee waivers, if any	1.25 % I
Expenses net of all reductions, if any	1.25% I
Net investment income (loss)	(.08)% I
Supplemental Data
Net assets, end of period (000 omitted)	$244,822
Portfolio turnover rate J	25 % K,L

AFor the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Large Cap Stock Fund Class C

Years ended April 30,	2026 A
Selected Per-Share Data
Net asset value, beginning of period	$65.04
Income from Investment Operations
Net investment income (loss) B,C	(.17)
Net realized and unrealized gain (loss)	7.25
Total from investment operations	7.08
Distributions from net investment income	(.24)
Distributions from net realized gain	(2.53)
Total distributions	(2.77)
Net asset value, end of period	$69.35
Total Return D,E,F	11.43%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.75% I
Expenses net of fee waivers, if any	1.75 % I
Expenses net of all reductions, if any	1.75% I
Net investment income (loss)	(.57)% I
Supplemental Data
Net assets, end of period (000 omitted)	$101,930
Portfolio turnover rate J	25 % K,L

AFor the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Large Cap Stock Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$53.08	$49.39	$40.97	$39.00	$41.09
Income from Investment Operations
Net investment income (loss) A,B	.43	.45	.46	.49	.75 C
Net realized and unrealized gain (loss)	20.33	5.56	9.24	2.64	(.86)
Total from investment operations	20.76	6.01	9.70	3.13	(.11)
Distributions from net investment income	(.44)	(.46)	(.48)	(.48)	(.77)
Distributions from net realized gain	(3.78)	(1.86)	(.79)	(.68)	(1.21)
Total distributions	(4.22)	(2.32)	(1.28) D	(1.16)	(1.98)
Net asset value, end of period	$69.62	$53.08	$49.39	$40.97	$39.00
Total Return E	40.53%	12.28%	24.07%	8.33%	(.46)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.73%	.75%	.84%	.76%	.54%
Expenses net of fee waivers, if any	.73%	.75%	.83%	.76%	.53%
Expenses net of all reductions, if any	.73%	.75%	.83%	.76%	.53%
Net investment income (loss)	.67%	.85%	1.04%	1.29%	1.80% C
Supplemental Data
Net assets, end of period (000 omitted)	$7,577,906	$4,956,036	$4,189,847	$3,025,247	$2,869,284
Portfolio turnover rate H	25 % I,J	17%	17%	8% J	15% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.24 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.24%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Large Cap Stock Fund Class I

Years ended April 30,	2026 A
Selected Per-Share Data
Net asset value, beginning of period	$65.04
Income from Investment Operations
Net investment income (loss) B,C	.12
Net realized and unrealized gain (loss)	7.27
Total from investment operations	7.39
Distributions from net investment income	(.31)
Distributions from net realized gain	(2.53)
Total distributions	(2.83) D
Net asset value, end of period	$69.60
Total Return E,F	11.95%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.76% I
Expenses net of fee waivers, if any	.76 % I
Expenses net of all reductions, if any	.76% I
Net investment income (loss)	.41% I
Supplemental Data
Net assets, end of period (000 omitted)	$931,947
Portfolio turnover rate J	25 % K,L

AFor the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal distributions per share do not sum due to rounding.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Large Cap Stock Fund Class Z

Years ended April 30,	2026 A
Selected Per-Share Data
Net asset value, beginning of period	$65.04
Income from Investment Operations
Net investment income (loss) B,C	.16
Net realized and unrealized gain (loss)	7.27
Total from investment operations	7.43
Distributions from net investment income	(.31)
Distributions from net realized gain	(2.53)
Total distributions	(2.84)
Net asset value, end of period	$69.63
Total Return D,E	12.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.64% H
Expenses net of fee waivers, if any	.64 % H
Expenses net of all reductions, if any	.64% H
Net investment income (loss)	.52% H
Supplemental Data
Net assets, end of period (000 omitted)	$175,043
Portfolio turnover rate I	25 % J,K

AFor the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Large Cap Stock Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on November 13, 2025. The Fund offers Class A, Class M, Class C, Fidelity Large Cap Stock Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, losses deferred due to wash sales and offsetting positions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,420,340,400
Gross unrealized depreciation	(253,400,285)
Net unrealized appreciation (depreciation)	$4,166,940,115
Tax Cost	$6,153,994,661

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$40,582,034
Undistributed long-term capital gain	$438,559,933
Net unrealized appreciation (depreciation) on securities and other investments	$4,166,810,174

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$45,098,471	$54,543,650
Long-term Capital Gains	368,993,661	153,993,655
Total	$414,092,132	$208,537,305

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity Large Cap Stock Fund
Equity Risk
Purchased Options	238,756	(908,101)
Written Options	1,236,671	(3,699,129)
Total Equity Risk	1,475,427	(4,607,230)
Totals	1,475,427	(4,607,230)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Stock Fund	2,443,765,389	1,767,225,745

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Large Cap Stock Fund	38,940	-	1,427,807	1,427,807	2,291,981
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.69
Class M	.69
Class C	.71
Fidelity Large Cap Stock Fund	.66
Class I	.68
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:
Total Management Fee Rate %
Class A	.64
Class M	.64
Class C	.64
Fidelity Large Cap Stock Fund	.60
Class I	.64
Class Z	.53

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Large Cap Stock Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Large Cap Stock Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .12%. The performance adjustment rate may differ for classes that were not in existence for the entire reporting period.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	1,170,082	41,505
Class M	.25%	.25%	509,260	-
Class C	.75%	.25%	432,761	92,115
			2,112,103	133,620

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	165,661
Class M	4,543
Class CA	1,015
171,219
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Large Cap Stock Fund	24,457

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Large Cap Stock Fund	200,735,666	107,258,549	46,160,508
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Large Cap Stock Fund	8,533
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Large Cap Stock Fund	23,570	4,306	2,640,426

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Large Cap Stock Fund	17,927,973
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,737.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of class-level operating expenses as follows:

Class-Level Amount ($)
Class A	9,387
Class M	2,062
Class C	886
Fidelity Large Cap Stock Fund	59,492
Class I	6,385
Class Z	1,150
79,362
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026A	Year ended April 30, 2025
Fidelity Large Cap Stock Fund
Distributions to shareholders
Class A	$1,374,516	$ -
Class M	247,690	-
Class C	57,982	-
Fidelity Large Cap Stock Fund	411,044,409	208,537,305
Class I	1,147,750	-
Class Z	219,785	-
Total	$414,092,132	$208,537,305
A Distributions for Class A, Class M, Class C, Class I and Class Z are for the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026 A	Year ended April 30, 2025	Year ended April 30, 2026 A	Year ended April 30, 2025
Fidelity Large Cap Stock Fund
Class A
Shares sold	1,234,212	-	$80,407,941	$ -
Issued in exchange for the shares of the Acquired Fund(s)	16,336,421	-	1,000,605,944	-
Reinvestment of distributions	19,160	-	1,251,169	-
Shares redeemed	(1,236,756)	-	(81,227,115)	-
Net increase (decrease)	16,353,037	-	$1,001,037,939	$ -
Class M
Shares sold	193,555	-	$11,781,073	$ -
Issued in exchange for the shares of the Acquired Fund(s)	3,504,546	-	214,618,300	-
Reinvestment of distributions	3,664	-	239,204	-
Shares redeemed	(177,850)	-	(11,678,309)	-
Net increase (decrease)	3,523,915	-	$214,960,268	$ -
Class C
Shares sold	134,204	-	$8,738,405	$ -
Issued in exchange for the shares of the Acquired Fund(s)	1,558,913	-	95,452,272	-
Reinvestment of distributions	736	-	48,052	-
Shares redeemed	(224,012)	-	(14,742,717)	-
Net increase (decrease)	1,469,841	-	$89,496,012	$ -
Fidelity Large Cap Stock Fund
Shares sold	29,271,365	27,432,962	$1,877,691,094	$1,450,948,276
Reinvestment of distributions	4,562,594	2,672,664	273,984,683	140,096,428
Shares redeemed	(18,357,722)	(21,560,247)	(1,167,769,506)	(1,127,401,138)
Net increase (decrease)	15,476,237	8,545,379	$983,906,271	$463,643,566
Class I
Shares sold	4,259,191	-	$281,358,459	$ -
Issued in exchange for the shares of the Acquired Fund(s)	10,380,057	-	635,778,647	-
Reinvestment of distributions	14,743	-	962,601	-
Shares redeemed	(1,264,072)	-	(83,199,669)	-
Net increase (decrease)	13,389,919	-	$834,900,038	$ -
Class Z
Shares sold	826,793	-	$54,117,697	$ -
Issued in exchange for the shares of the Acquired Fund(s)	1,990,872	-	121,940,837	-
Reinvestment of distributions	2,537	-	165,681	-
Shares redeemed	(306,249)	-	(20,027,741)	-
Net increase (decrease)	2,513,953	-	$156,196,474	$ -

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period November 13, 2025 (commencement of sale of shares) through April 30, 2026.
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
14. Reorganization Information.
On November 21, 2025, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Large Cap Fund (Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees. The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on November 13, 2025. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Large Cap Fund	2,076,539,351	858,274,327
Class A			1,000,605,945	18,645,789	0.876145306
Class M			214,618,300	4,003,253	0.875424559
Class C			95,452,272	2,117,989	0.736034624
Class I			635,778,647	10,951,955	0.947781225
Class Z			121,940,837	2,102,244	0.947022041

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Large Cap Stock Fund	6,259,896,292	8,328,292,293

Pro forma results of operations of the combined entity for the entire period ended April 30, 2026, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$52,745,649
Total net realized gain (loss)	831,734,545
Total change in net unrealized appreciation (depreciation)	1,811,028,291
Net increase (decrease) in net assets resulting from operations	$2,695,508,485

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's accompanying Statement of Operations since November 21, 2025.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Large Cap Stock Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 10, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity Large Cap Stock Fund (Acquiring Fund) hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $690,696,105, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Large Cap Fund (Target Fund) hereby designates as a capital gain dividend with respect to the taxable year ended November 21, 2025, $115,664,439, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Large Cap Stock Fund (Acquiring Fund)	Class A	Class M	Class C	Retail	Class I	Class Z
June, 2025	-	-	-	100%	-	-
November, 2025	100%	100%	100%	100%	100%	100%
December, 2025	100%	100%	100%	100%	100%	100%

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Large Cap Fund(Target Fund)
November, 2025	100%	100%	-%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Large Cap Stock Fund (Acquiring Fund)	Class A	Class M	Class C	Retail	Class I	Class Z
June, 2025	-	-	-	100%	-	-
November, 2025	100%	100%	100%	100%	100%	100%
December, 2025	100%	100%	100%	100%	100%	100%

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Large Cap Fund(Target Fund)
November, 2025	100%	100%	-%	100%	100%

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.703546.128
LCS-ANN-0626
Fidelity® Founders Fund

Annual Report
April 30, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Founders Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
BRAZIL - 0.4%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
MercadoLibre Inc (a)	487	873,011
CANADA - 4.3%
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Dollarama Inc	6,296	804,641
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Tourmaline Oil Corp	37,857	1,833,836
Information Technology - 0.5%
IT Services - 0.5%
Shopify Inc Class A (United States) (a)	8,690	1,052,620
Materials - 2.5%
Metals & Mining - 2.5%
Alamos Gold Inc Class A	67,696	2,701,162
Franco-Nevada Corp	11,607	2,677,809
TOTAL MATERIALS		5,378,971
TOTAL CANADA		9,070,068
CHINA - 0.8%
Communication Services - 0.5%
Interactive Media & Services - 0.5%
Tencent Holdings Ltd	15,314	930,054
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Trip.com Group Ltd ADR (a)	13,259	718,770
TOTAL CHINA		1,648,824
FRANCE - 0.7%
Industrials - 0.7%
Aerospace & Defense - 0.7%
Dassault Aviation SA	4,541	1,581,809
ITALY - 1.3%
Industrials - 1.3%
Passenger Airlines - 1.3%
Ryanair Holdings PLC	108,360	2,843,061
JAPAN - 0.8%
Industrials - 0.8%
Commercial Services & Supplies - 0.8%
Japan Elevator Service Holdings Co Ltd	164,249	1,661,718
KOREA (SOUTH) - 2.2%
Information Technology - 2.2%
Semiconductors & Semiconductor Equipment - 2.2%
SK Hynix Inc	1,512	1,357,009
SK Hynix Inc GDR (Germany) (e)	3,809	3,397,529

TOTAL KOREA (SOUTH)		4,754,538
LUXEMBOURG - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
ArcelorMittal SA	17,710	1,023,470
NETHERLANDS - 1.6%
Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
BE Semiconductor Industries NV	11,564	3,355,020
NORWAY - 0.9%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Aker BP ASA	48,844	1,901,103
TAIWAN - 3.2%
Information Technology - 3.2%
Semiconductors & Semiconductor Equipment - 3.2%
Taiwan Semiconductor Manufacturing Co Ltd ADR	17,200	6,812,232
UNITED KINGDOM - 0.1%
Financials - 0.1%
Banks - 0.1%
Starling Bank Ltd (c)(d)	44,800	133,506
UNITED STATES - 81.7%
Communication Services - 13.7%
Interactive Media & Services - 11.1%
Alphabet Inc Class C	52,478	20,043,447
Meta Platforms Inc Class A	5,522	3,378,967
		23,422,414
Media - 2.6%
EchoStar Corp Class A (a)(b)	44,963	5,536,744
TOTAL COMMUNICATION SERVICES		28,959,158
Consumer Discretionary - 12.8%
Automobiles - 1.3%
Tesla Inc (a)	7,162	2,733,234
Waymo LLC Class B (c)(d)	100	16,432
		2,749,666
Broadline Retail - 6.3%
Amazon.com Inc (a)	49,736	13,183,025
Hotels, Restaurants & Leisure - 4.4%
Marriott International Inc/MD Class A1	18,846	6,816,410
Viking Holdings Ltd (a)	32,004	2,621,447
		9,437,857
Textiles, Apparel & Luxury Goods - 0.8%
Ralph Lauren Corp Class A	4,980	1,786,027
TOTAL CONSUMER DISCRETIONARY		27,156,575
Consumer Staples - 10.0%
Beverages - 6.1%
Brown-Forman Corp Class B (b)	18,228	469,735
Coca-Cola Consolidated Inc	30,250	6,203,368
Monster Beverage Corp (a)	81,065	6,247,680
		12,920,783
Consumer Staples Distribution & Retail - 3.9%
PriceSmart Inc	33,007	5,179,458
Walmart Inc	23,018	3,036,765
		8,216,223
TOTAL CONSUMER STAPLES		21,137,006
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Diamondback Energy Inc	5,146	1,058,172
Financials - 16.2%
Banks - 1.3%
First Citizens BancShares Inc/NC Class A	1,387	2,751,558
Capital Markets - 10.6%
Blackrock Inc	2,666	2,840,890
Charles Schwab Corp/The	33,116	3,034,750
Interactive Brokers Group Inc Class A	104,063	8,273,009
Intercontinental Exchange Inc	36,251	5,730,921
MSCI Inc	4,294	2,539,514
		22,419,084
Financial Services - 2.0%
Berkshire Hathaway Inc Class B (a)	9,070	4,295,552
Insurance - 2.3%
Arthur J Gallagher & Co	4,598	949,027
F&G Annuities & Life Inc (b)	2,545	72,889
Fidelity National Financial Inc	37,515	1,962,035
Kinsale Capital Group Inc	3,293	1,065,648
W R Berkley Corp	12,953	865,649
		4,915,248
TOTAL FINANCIALS		34,381,442
Health Care - 2.8%
Biotechnology - 0.0%
Blueprint Medicines Corp rights (a)(c)	1,000	0
Health Care Equipment & Supplies - 1.5%
Medline Inc Class A	70,558	3,137,714
Health Care Providers & Services - 1.3%
HCA Healthcare Inc	6,576	2,856,943
TOTAL HEALTH CARE		5,994,657
Industrials - 8.9%
Aerospace & Defense - 5.8%
GE Aerospace	22,685	6,577,062
HEICO Corp Class A	15,639	3,268,864
TransDigm Group Inc	2,195	2,546,156
		12,392,082
Commercial Services & Supplies - 1.6%
Cintas Corp	11,516	2,011,961
Rollins Inc	24,584	1,370,066
		3,382,027
Ground Transportation - 1.5%
Old Dominion Freight Line Inc	14,559	3,092,768
TOTAL INDUSTRIALS		18,866,877
Information Technology - 14.2%
Communications Equipment - 2.1%
Arista Networks Inc (a)	25,472	4,399,269
Semiconductors & Semiconductor Equipment - 6.9%
Analog Devices Inc	6,119	2,461,429
NVIDIA Corp	61,448	12,263,178
		14,724,607
Software - 3.0%
Applied Intuition Inc Class A (a)(c)(d)	270	25,580
Canva Inc Class A (a)(c)(d)	188	231,759
Microsoft Corp	15,000	6,116,700
		6,374,039
Technology Hardware, Storage & Peripherals - 2.2%
Dell Technologies Inc Class C	22,029	4,602,960
TOTAL INFORMATION TECHNOLOGY		30,100,875
Materials - 2.0%
Metals & Mining - 2.0%
Steel Dynamics Inc	18,840	4,307,954
Real Estate - 0.6%
Specialized REITs - 0.6%
Public Storage	4,092	1,237,625
TOTAL UNITED STATES		173,200,341
TOTAL COMMON STOCKS (Cost $151,466,994)		208,858,701

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (a)(c)(d)	638	192,356
UNITED STATES - 0.2%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Waymo LLC Series D-2 (c)(d)	300	49,296
Information Technology - 0.2%
IT Services - 0.0%
Yanka Industries Inc Series E (a)(c)(d)	2,484	3,925
Yanka Industries Inc Series F (a)(c)(d)	12,743	33,896
		37,821
Software - 0.2%
Applied Intuition Inc Series A2 (a)(c)(d)	352	33,348
Applied Intuition Inc Series B2 (a)(c)(d)	171	16,201
Canva Inc Series A2 (a)(c)(d)	3	3,698
Canvas Inc Series A (a)(c)(d)	17	20,957
Evozyne Inc Series A (a)(c)(d)	1,000	16,390
MOLOCO Inc Series A (a)(c)(d)	3,703	261,284
		351,878
TOTAL INFORMATION TECHNOLOGY		389,699
TOTAL UNITED STATES		438,995
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $852,618)		631,351

Money Market Funds - 3.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	2,366,347	2,366,821
Fidelity Securities Lending Cash Central Fund (f)(g)	3.69	5,952,549	5,953,144
TOTAL MONEY MARKET FUNDS (Cost $8,319,965)			8,319,965

TOTAL INVESTMENT IN SECURITIES - 102.7% (Cost $160,639,577)	217,810,017
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(5,717,087)
NET ASSETS - 100.0%	212,092,930

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,038,628 or 0.5% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,397,529 or 1.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Applied Intuition Inc Class A	7/2/2024	16,118

Applied Intuition Inc Series A2	7/2/2024	21,013

Applied Intuition Inc Series B2	7/2/2024	10,207

Bytedance Ltd Series E1	11/18/2020	69,908

Canva Inc Class A	3/18/2024 - 5/3/2024	200,532

Canva Inc Series A2	9/22/2023	3,200

Canvas Inc Series A	9/22/2023	18,133

Evozyne Inc Series A	4/9/2021	22,470

MOLOCO Inc Series A	6/26/2023	222,181

Starling Bank Ltd	6/18/2021 - 4/5/2022	85,151

Waymo LLC Class B	4/22/2026	16,432

Waymo LLC Series D-2	2/2/2026	49,295

Yanka Industries Inc Series E	5/15/2020	30,005

Yanka Industries Inc Series F	4/8/2021	406,206

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	4,663,370	60,415,959	62,712,217	147,249	(291)	-	2,366,821	2,366,347	0.0%
Fidelity Securities Lending Cash Central Fund	3,276,043	39,283,884	36,606,802	4,646	19	-	5,953,144	5,952,549	0.0%
Total	7,939,413	99,699,843	99,319,019	151,895	(272)	-	8,319,965

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	29,889,212	28,959,158	930,054	-
Consumer Discretionary	29,552,997	29,536,565	-	16,432
Consumer Staples	21,137,006	21,137,006	-	-
Energy	4,793,111	4,793,111	-	-
Financials	34,514,948	34,381,442	-	133,506
Health Care	5,994,657	5,994,657	-	-
Industrials	24,953,465	20,448,686	4,504,779	-
Information Technology	46,075,285	44,460,937	1,357,009	257,339
Materials	10,710,395	10,710,395	-	-
Real Estate	1,237,625	1,237,625	-	-

Convertible Preferred Stocks
Communication Services	192,356	-	-	192,356
Consumer Discretionary	49,296	-	-	49,296
Information Technology	389,699	-	-	389,699

Money Market Funds	8,319,965	8,319,965	-	-
Total Investments in Securities:	217,810,017	209,979,547	6,791,842	1,038,628
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $6,061,008) - See accompanying schedule:
Unaffiliated issuers (cost $152,319,612)	$209,490,052
Fidelity Central Funds (cost $8,319,965)	8,319,965

Total Investment in Securities (cost $160,639,577)		$217,810,017
Foreign currency held at value (cost $271)		272
Receivable for investments sold		2,578,858
Receivable for fund shares sold		90,318
Dividends receivable		68,909
Distributions receivable from Fidelity Central Funds		7,913
Prepaid expenses		55
Total assets		220,556,342
Liabilities
Payable for investments purchased	$2,185,247
Payable for fund shares redeemed	143,043
Accrued management fee	129,003
Distribution and service plan fees payable	17,062
Other payables and accrued expenses	35,932
Collateral on securities loaned	5,953,125
Total liabilities		8,463,412
Net Assets		$212,092,930
Net Assets consist of:
Paid in capital		$150,141,720
Total accumulated earnings (loss)		61,951,210
Net Assets		$212,092,930

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($37,102,748 ÷ 1,383,301 shares)(a)		$26.82
Maximum offering price per share (100/94.25 of $26.82)		$28.46
Class M :
Net Asset Value and redemption price per share ($16,306,738 ÷ 616,751 shares)(a)		$26.44
Maximum offering price per share (100/96.50 of $26.44)		$27.40
Class C :
Net Asset Value and offering price per share ($3,437,754 ÷ 134,159 shares)(a)		$25.62
Fidelity Founders Fund :
Net Asset Value, offering price and redemption price per share ($139,118,626 ÷ 5,113,969 shares)		$27.20
Class I :
Net Asset Value, offering price and redemption price per share ($7,337,765 ÷ 269,694 shares)		$27.21
Class Z :
Net Asset Value, offering price and redemption price per share ($8,789,299 ÷ 321,096 shares)		$27.37
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$1,273,356
Non-Cash dividends		87,192
Interest		267
Income from Fidelity Central Funds (including $4,646 from security lending)		151,895
Security lending		195
Total income		1,512,905
Expenses
Management fee
Basic fee	$1,407,541
Performance adjustment	143,557
Distribution and service plan fees	203,223
Custodian fees and expenses	5,751
Independent trustees' fees and expenses	694
Registration fees	95,517
Audit fees	48,694
Legal	1,837
Miscellaneous	613
Total expenses before reductions	1,907,427
Expense reductions	(105)
Total expenses after reductions		1,907,322
Net Investment income (loss)		(394,417)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2)	12,801,483
Redemptions in-kind	22,424,394
Fidelity Central Funds	(272)
Foreign currency transactions	(8,394)
Total net realized gain (loss)		35,217,211
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,010,867
Assets and liabilities in foreign currencies	439
Total change in net unrealized appreciation (depreciation)		13,011,306
Net gain (loss)		48,228,517
Net increase (decrease) in net assets resulting from operations		$47,834,100
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(394,417)	$(155,577)
Net realized gain (loss)	35,217,211	12,770,741
Change in net unrealized appreciation (depreciation)	13,011,306	3,774,661
Net increase (decrease) in net assets resulting from operations	47,834,100	16,389,825
Distributions to shareholders	(5,145,232)	(5,577,008)

Share transactions - net increase (decrease)	(5,629,296)	28,207,614
Total increase (decrease) in net assets	37,059,572	39,020,431

Net Assets
Beginning of period	175,033,358	136,012,927
End of period	$212,092,930	$175,033,358

Financial Highlights
Fidelity Advisor® Founders Fund Class A

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$21.60	$19.61	$15.07	$15.71	$18.71
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.06)	(.04)	.07	- C,D
Net realized and unrealized gain (loss)	5.96	2.79	4.58	(.38)	(1.88)
Total from investment operations	5.86	2.73	4.54	(.31)	(1.88)
Distributions from net investment income	-	-	-	(.07)	(.02)
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.11)
Total distributions	(.64)	(.74)	-	(.33)	(1.12) E
Net asset value, end of period	$26.82	$21.60	$19.61	$15.07	$15.71
Total Return F,G	27.57%	13.61%	30.13%	(1.90)%	(10.74)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.10%	1.07%	1.06%	1.24%	1.17%
Expenses net of fee waivers, if any	1.10%	1.07%	1.05%	1.15%	1.15%
Expenses net of all reductions, if any	1.10%	1.07%	1.05%	1.15%	1.15%
Net investment income (loss)	(.38)%	(.28)%	(.21)%	.49%	-% C,J
Supplemental Data
Net assets, end of period (000 omitted)	$37,103	$28,600	$22,456	$13,884	$11,013
Portfolio turnover rate K	72 % L	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.19)%.
DAmount represents less than $.005 per share.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAmount represents less than .005%.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Founders Fund Class M

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$21.35	$19.43	$14.97	$15.62	$18.62
Income from Investment Operations
Net investment income (loss) A,B	(.16)	(.11)	(.08)	.03	(.04) C
Net realized and unrealized gain (loss)	5.89	2.77	4.54	(.38)	(1.87)
Total from investment operations	5.73	2.66	4.46	(.35)	(1.91)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.09)
Total distributions	(.64)	(.74)	-	(.30)	(1.09)
Net asset value, end of period	$26.44	$21.35	$19.43	$14.97	$15.62
Total Return D,E	27.27%	13.37%	29.79%	(2.20)%	(10.93)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.35%	1.31%	1.29%	1.44%	1.39%
Expenses net of fee waivers, if any	1.35%	1.31%	1.28%	1.40%	1.38%
Expenses net of all reductions, if any	1.35%	1.31%	1.28%	1.40%	1.38%
Net investment income (loss)	(.63)%	(.52)%	(.44)%	.24%	(.24)% C
Supplemental Data
Net assets, end of period (000 omitted)	$16,307	$12,629	$14,328	$8,354	$8,562
Portfolio turnover rate H	72 % I	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.42)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Founders Fund Class C

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$20.81	$19.05	$14.76	$15.43	$18.41
Income from Investment Operations
Net investment income (loss) A,B	(.28)	(.22)	(.17)	(.04)	(.14) C
Net realized and unrealized gain (loss)	5.73	2.72	4.46	(.37)	(1.84)
Total from investment operations	5.45	2.50	4.29	(.41)	(1.98)
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.00)
Total distributions	(.64)	(.74)	-	(.26)	(1.00)
Net asset value, end of period	$25.62	$20.81	$19.05	$14.76	$15.43
Total Return D,E	26.62%	12.79%	29.07%	(2.67)%	(11.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.85%	1.82%	1.83%	2.01%	1.99%
Expenses net of fee waivers, if any	1.85%	1.82%	1.83%	1.90%	1.91%
Expenses net of all reductions, if any	1.85%	1.82%	1.82%	1.90%	1.91%
Net investment income (loss)	(1.13)%	(1.03)%	(.98)%	(.26)%	(.76)% C
Supplemental Data
Net assets, end of period (000 omitted)	$3,438	$2,854	$3,085	$1,613	$1,717
Portfolio turnover rate H	72 % I	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.95)%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Founders Fund

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$21.84	$19.75	$15.16	$15.79	$18.80
Income from Investment Operations
Net investment income (loss) A,B	(.02)	- C	.01	.11	.05 D
Net realized and unrealized gain (loss)	6.02	2.83	4.60	(.39)	(1.89)
Total from investment operations	6.00	2.83	4.61	(.28)	(1.84)
Distributions from net investment income	-	-	(.02)	(.09)	(.04)
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.13)
Total distributions	(.64)	(.74)	(.02)	(.35)	(1.17)
Net asset value, end of period	$27.20	$21.84	$19.75	$15.16	$15.79
Total Return E	27.91%	14.02%	30.42%	(1.69)%	(10.48)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.80%	.77%	.80%	.98%	.90%
Expenses net of fee waivers, if any	.80%	.77%	.79%	.90%	.90%
Expenses net of all reductions, if any	.80%	.77%	.79%	.90%	.90%
Net investment income (loss)	(.08)%	.02%	.06%	.74%	.25% D
Supplemental Data
Net assets, end of period (000 omitted)	$139,119	$117,850	$84,557	$62,601	$69,885
Portfolio turnover rate H	72 % I	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .06%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Founders Fund Class I

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$21.84	$19.75	$15.16	$15.79	$18.81
Income from Investment Operations
Net investment income (loss) A,B	(.02)	.01	.02	.11	.06 C
Net realized and unrealized gain (loss)	6.03	2.82	4.60	(.39)	(1.89)
Total from investment operations	6.01	2.83	4.62	(.28)	(1.83)
Distributions from net investment income	-	-	(.03)	(.10)	(.05)
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.14)
Total distributions	(.64)	(.74)	(.03)	(.35) D	(1.19)
Net asset value, end of period	$27.21	$21.84	$19.75	$15.16	$15.79
Total Return E	27.96%	14.02%	30.48%	(1.64)%	(10.45)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.79%	.75%	.74%	.88%	.85%
Expenses net of fee waivers, if any	.79%	.75%	.73%	.88%	.85%
Expenses net of all reductions, if any	.79%	.75%	.73%	.88%	.85%
Net investment income (loss)	(.07)%	.04%	.12%	.76%	.30% C
Supplemental Data
Net assets, end of period (000 omitted)	$7,338	$6,208	$4,792	$2,899	$1,263
Portfolio turnover rate H	72 % I	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Founders Fund Class Z

Years ended April 30,	2026	2025	2024	2023	2022
Selected Per-Share Data
Net asset value, beginning of period	$21.95	$19.83	$15.21	$15.83	$18.86
Income from Investment Operations
Net investment income (loss) A,B	- C	.03	.04	.13	.07 D
Net realized and unrealized gain (loss)	6.06	2.83	4.62	(.39)	(1.89)
Total from investment operations	6.06	2.86	4.66	(.26)	(1.82)
Distributions from net investment income	-	-	(.04)	(.10)	(.06)
Distributions from net realized gain	(.64)	(.74)	-	(.26)	(1.15)
Total distributions	(.64)	(.74)	(.04)	(.36)	(1.21)
Net asset value, end of period	$27.37	$21.95	$19.83	$15.21	$15.83
Total Return E	28.05%	14.11%	30.66%	(1.55)%	(10.37)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.70%	.66%	.63%	.78%	.76%
Expenses net of fee waivers, if any	.70%	.66%	.63%	.75%	.75%
Expenses net of all reductions, if any	.70%	.66%	.63%	.75%	.75%
Net investment income (loss)	.02%	.13%	.22%	.89%	.40% D
Supplemental Data
Net assets, end of period (000 omitted)	$8,789	$6,892	$6,795	$4,165	$18,186
Portfolio turnover rate H	72 % I	41%	31%	51%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Founders Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Founders Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, partnerships, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,731,870
Gross unrealized depreciation	(5,688,632)
Net unrealized appreciation (depreciation)	$57,043,238
Tax Cost	$160,766,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$5,095,350
Net unrealized appreciation (depreciation) on securities and other investments	$57,043,603

The Fund intends to elect to defer to its next fiscal year $187,744 of ordinary losses recognized during the period January 1, 2026 to April 30, 2026.

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Long-term Capital Gains	5,145,232	5,577,008

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Founders Fund	181,723,979	148,402,888

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity Founders Fund	1,667,288	-	22,424,394	22,424,394	44,233,124
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.72
Class M	.71
Class C	.72
Fidelity Founders Fund	.72
Class I	.65
Class Z	.56

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.71
Class M	.71
Class C	.71
Fidelity Founders Fund	.66
Class I	.65
Class Z	.56

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity Founders Fund	Russell 3000 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Founders Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was .07%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	90,112	5,161
Class M	.25%	.25%	78,560	26
Class C	.75%	.25%	34,551	7,412
			203,223	12,599
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	18,111
Class M	4,733
Class CA	57
22,901
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Founders Fund	1,640

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Founders Fund	9,956,261	14,535,623	(737,919)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

Amount ($)
Fidelity Founders Fund	253
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Founders Fund	504	8	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Founders Fund	63,797
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $105.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Founders Fund
Distributions to shareholders
Class A	$867,118	$883,447
Class M	380,074	518,849
Class C	88,963	112,181
Fidelity Founders Fund	3,426,316	3,641,890
Class I	182,427	182,993
Class Z	200,334	237,648
Total	$5,145,232	$5,577,008

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2026	Year ended April 30, 2025	Year ended April 30, 2026	Year ended April 30, 2025
Fidelity Founders Fund
Class A
Shares sold	265,119	338,276	$6,594,296	$7,573,309
Reinvestment of distributions	37,176	37,460	864,716	880,691
Shares redeemed	(243,037)	(197,095)	(6,183,052)	(4,339,772)
Net increase (decrease)	59,258	178,641	$1,275,960	$4,114,228
Class M
Shares sold	100,592	133,428	$2,496,111	$2,941,891
Reinvestment of distributions	16,314	21,430	374,898	498,682
Shares redeemed	(91,627)	(300,638)	(2,302,643)	(6,486,249)
Net increase (decrease)	25,279	(145,780)	$568,366	$(3,045,676)
Class C
Shares sold	20,255	43,765	$490,743	$972,749
Reinvestment of distributions	3,979	4,938	88,963	112,181
Shares redeemed	(27,207)	(73,466)	(669,550)	(1,580,466)
Net increase (decrease)	(2,973)	(24,763)	$(89,844)	$(495,536)
Fidelity Founders Fund
Shares sold	2,955,532	2,494,272	$77,598,736	$58,023,745
Reinvestment of distributions	134,182	141,129	3,157,314	3,351,822
Shares redeemed	(3,372,879)	(1,518,670)	(87,891,053)	(34,052,548)
Net increase (decrease)	(283,165)	1,116,731	$(7,135,003)	$27,323,019
Class I
Shares sold	31,576	113,204	$796,650	$2,597,868
Reinvestment of distributions	7,611	7,659	179,089	181,903
Shares redeemed	(53,807)	(79,162)	(1,386,630)	(1,851,405)
Net increase (decrease)	(14,620)	41,701	$(410,891)	$928,366
Class Z
Shares sold	21,570	20,903	$557,373	$478,964
Reinvestment of distributions	8,177	9,631	193,398	229,802
Shares redeemed	(22,693)	(59,142)	(588,655)	(1,325,553)
Net increase (decrease)	7,054	(28,608)	$162,116	$(616,787)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and Shareholders of Fidelity Founders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Founders Fund (one of the funds constituting Fidelity Concord Street Trust, referred to hereafter as the "Fund") as of April 30, 2026, the related statement of operations for the year ended April 30, 2026, the statement of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the five years in the period ended April 30, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $12,297,298 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9892518.107
RFFF-ANN-0626
Fidelity® Series Small Cap Core Fund

Annual Report
April 30, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Small Cap Core Fund
Schedule of Investments April 30, 2026
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
BAHAMAS (NASSAU) - 0.5%
Consumer Discretionary - 0.5%
Diversified Consumer Services - 0.5%
OneSpaWorld Holdings Ltd (b)	333,153	8,215,553
BRAZIL - 0.1%
Financials - 0.1%
Financial Services - 0.1%
StoneCo Ltd Class A	243,700	2,675,825
BURKINA FASO - 0.5%
Materials - 0.5%
Metals & Mining - 0.5%
IAMGOLD Corp (United States) (a)	445,200	7,510,524
CAMEROON - 0.4%
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Golar LNG Ltd	124,285	6,834,432
CANADA - 1.4%
Health Care - 0.4%
Biotechnology - 0.4%
Xenon Pharmaceuticals Inc (a)	112,116	6,282,981
Information Technology - 0.1%
Software - 0.1%
D-Wave Quantum Inc (a)(b)	84,500	1,713,660
Materials - 0.4%
Metals & Mining - 0.4%
Triple Flag Precious Metals Corp (United States)	200,800	6,407,528
Utilities - 0.5%
Gas Utilities - 0.5%
Brookfield Infrastructure Corp (United States)	204,829	7,578,673
TOTAL CANADA		21,982,842
ISRAEL - 0.9%
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.6%
Nova Ltd (a)	17,889	8,952,192
Software - 0.3%
Cellebrite DI Ltd (a)	415,589	5,402,657
TOTAL ISRAEL		14,354,849
JAPAN - 0.6%
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Allegro MicroSystems Inc (a)	196,111	9,511,384
NETHERLANDS - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Newamsterdam Pharma Co NV (a)(b)	108,100	3,087,336
NORWAY - 0.8%
Energy - 0.8%
Energy Equipment & Services - 0.8%
Seadrill Ltd (a)	245,500	12,198,895
PUERTO RICO - 0.9%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
Liberty Latin America Ltd Class C (a)	572,227	4,755,206
Financials - 0.6%
Banks - 0.2%
Popular Inc	25,859	3,887,383
Financial Services - 0.4%
EVERTEC Inc	175,600	5,185,469
TOTAL FINANCIALS		9,072,852
TOTAL PUERTO RICO		13,828,058
TAIWAN - 0.8%
Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
Silicon Motion Technology Corp ADR	61,006	13,346,893
THAILAND - 1.3%
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 1.3%
Fabrinet (a)	31,800	21,734,346
UNITED STATES - 89.9%
Communication Services - 2.1%
Entertainment - 1.0%
Cinemark Holdings Inc	265,300	7,831,656
IMAX Corp (a)(b)	219,591	8,348,850
		16,180,506
Media - 1.1%
EchoStar Corp Class A (a)(b)	141,800	17,461,252
TOTAL COMMUNICATION SERVICES		33,641,758
Consumer Discretionary - 7.8%
Automobile Components - 0.9%
LCI Industries	69,058	8,233,095
Patrick Industries Inc	63,660	5,920,380
		14,153,475
Diversified Consumer Services - 1.5%
Grand Canyon Education Inc (a)	54,574	9,226,826
Laureate Education Inc (a)	486,298	14,635,138
		23,861,964
Hotels, Restaurants & Leisure - 1.9%
Brinker International Inc (a)	30,300	4,612,872
Cava Group Inc (a)(b)	57,800	5,399,098
Dutch Bros Inc Class A (a)	97,000	5,578,470
Kura Sushi USA Inc Class A (a)(b)	65,200	3,590,564
Lindblad Expeditions Holdings Inc (a)	165,700	3,070,421
Red Rock Resorts Inc Class A	166,420	8,980,023
		31,231,448
Household Durables - 0.7%
Cavco Industries Inc (a)	7,402	3,752,814
Meritage Homes Corp	102,100	6,875,414
		10,628,228
Leisure Products - 0.2%
Latham Group Inc (a)	722,800	4,387,396
Specialty Retail - 1.9%
Academy Sports & Outdoors Inc	107,677	5,905,007
Bob's Discount Furniture Inc (b)	218,200	2,343,468
Boot Barn Holdings Inc (a)	37,223	6,381,883
Signet Jewelers Ltd	102,200	9,098,866
Urban Outfitters Inc (a)	108,300	7,617,822
		31,347,046
Textiles, Apparel & Luxury Goods - 0.7%
Oxford Industries Inc (b)	54,900	2,351,916
Steven Madden Ltd	226,700	8,514,852
		10,866,768
TOTAL CONSUMER DISCRETIONARY		126,476,325
Consumer Staples - 1.3%
Beverages - 0.7%
Boston Beer Co Inc/The Class A (a)	13,606	3,225,166
Vita Coco Co Inc/The (a)	106,700	7,041,133
		10,266,299
Food Products - 0.3%
Darling Ingredients Inc (a)	86,000	5,523,780
Household Products - 0.3%
Energizer Holdings Inc	287,420	5,627,684
TOTAL CONSUMER STAPLES		21,417,763
Energy - 4.9%
Energy Equipment & Services - 3.2%
Cactus Inc Class A	65,158	3,630,604
Expro Group Holdings NV (a)	319,100	5,810,811
Flowco Holdings Inc Class A	455,800	11,317,514
Innovex International Inc (a)	255,500	7,095,235
Solaris Energy Infrastructure Inc Class A (b)	242,000	17,869,280
WaterBridge Infrastructure LLC Class A	195,000	5,877,300
		51,600,744
Oil, Gas & Consumable Fuels - 1.7%
California Resources Corp	37,000	2,525,620
Chord Energy Corp	119,311	17,371,682
Gulfport Energy Corp (a)	28,300	5,448,882
Uranium Energy Corp (a)(b)	155,855	2,320,680
		27,666,864
TOTAL ENERGY		79,267,608
Financials - 15.8%
Banks - 10.3%
Ameris Bancorp	85,400	7,280,350
Associated Banc-Corp	229,000	6,448,640
BOK Financial Corp	47,366	6,337,097
Byline Bancorp Inc	83,147	2,673,176
Camden National Corp	141,480	6,815,092
Central BanCo Inc	218,600	5,906,572
Community Financial System Inc	224,100	14,198,976
CVB Financial Corp (b)	641,500	13,067,355
Eastern Bankshares Inc	646,977	13,088,345
First Bancorp/Southern Pines NC	168,800	9,746,512
First Busey Corp	349,900	9,167,380
First Hawaiian Inc	258,800	7,060,064
First Interstate BancSystem Inc Class A (b)	284,907	10,111,349
FNB Corp/PA	422,206	7,536,377
Hancock Whitney Corp	154,700	10,443,797
Independent Bank Corp/MI	37,465	1,244,213
Nbt Bancorp Inc	22,800	996,132
United Community Bank/SC	218,689	7,288,904
Univest Financial Corp	243,308	9,243,271
Western Alliance Bancorp	61,598	5,022,701
Wintrust Financial Corp	85,619	12,891,653
		166,567,956
Capital Markets - 2.9%
Perella Weinberg Partners Class A (b)	628,807	14,299,072
PJT Partners Inc Class A (b)	43,791	6,688,637
StepStone Group Inc Class A	122,970	6,505,113
Victory Capital Holdings Inc Class A (b)	98,600	7,741,086
Wealthfront Corp (a)(b)	234,600	2,470,338
WisdomTree Inc (b)	497,800	8,462,600
		46,166,846
Consumer Finance - 1.0%
FirstCash Holdings Inc	71,850	15,679,107
Financial Services - 0.9%
HA Sustainable Infrastructure Capital Inc	218,500	9,166,075
Remitly Global Inc (a)	277,100	6,065,719
		15,231,794
Insurance - 0.7%
Baldwin Insurance Group Inc/The Class A (a)(b)	197,955	4,497,537
Selective Insurance Group Inc	82,485	6,924,616
		11,422,153
TOTAL FINANCIALS		255,067,856
Health Care - 15.0%
Biotechnology - 8.0%
Alkermes PLC (a)	189,500	6,388,045
AnaptysBio Inc (a)(b)	44,900	2,951,277
Avalo Therapeutics Inc (a)(b)	212,400	2,846,160
Blueprint Medicines Corp rights (a)(c)	35,641	0
Celldex Therapeutics Inc (a)	167,028	5,491,881
Cytokinetics Inc (a)	115,651	7,398,194
CytomX Therapeutics Inc (a)	778,800	3,286,536
First Tracks Biotherapeutics Inc	146,783	3,415,640
Janux Therapeutics Inc (a)	283,800	4,078,206
Kiniksa Pharmaceuticals International Plc Class A (a)	83,700	4,501,386
Kymera Therapeutics Inc (a)(b)	72,400	5,869,468
Legend Biotech Corp ADR (a)	188,900	4,442,928
Madrigal Pharmaceuticals Inc (a)	15,882	8,217,189
Mirum Pharmaceuticals Inc (a)	62,700	6,101,337
Monte Rosa Therapeutics Inc (a)(b)	198,900	3,808,935
Nurix Therapeutics Inc (a)	246,100	4,109,870
Olema Pharmaceuticals Inc (a)	231,400	3,334,474
PTC Therapeutics Inc (a)	90,400	5,881,424
Relay Therapeutics Inc (a)	372,700	4,830,192
Rhythm Pharmaceuticals Inc (a)	59,100	4,808,376
Soleno Therapeutics Inc (a)	25,000	1,320,500
Stoke Therapeutics Inc (a)	139,100	4,551,352
Tango Therapeutics Inc (a)	210,500	4,551,010
Travere Therapeutics Inc (a)	150,500	6,339,060
Upstream Bio Inc (a)	132,200	1,213,596
Vaxcyte Inc (a)	128,966	7,382,014
Viking Therapeutics Inc (a)(b)	99,400	3,099,292
Vir Biotechnology Inc (a)(b)	394,900	4,033,904
Viridian Therapeutics Inc (a)	209,432	2,823,143
Zenas Biopharma Inc (a)	157,000	3,033,240
		130,108,629
Health Care Equipment & Supplies - 1.8%
ICU Medical Inc (a)	51,900	6,186,480
iRhythm Technologies Inc (a)	37,398	4,830,326
Masimo Corp (a)(b)	30,894	5,512,416
Merit Medical Systems Inc (a)	117,276	7,995,878
TransMedics Group Inc (a)	38,900	3,920,731
ViewRay Inc (a)	34,227	0
		28,445,831
Health Care Providers & Services - 2.9%
BrightSpring Health Services Inc (a)	204,700	9,819,459
Ensign Group Inc/The	65,849	12,293,350
Guardian Pharmacy Services Inc Class A (a)	154,305	5,724,716
LifeStance Health Group Inc (a)	1,208,465	9,148,080
Option Care Health Inc (a)	197,400	4,013,141
Progyny Inc (a)	296,400	5,507,112
		46,505,858
Health Care Technology - 0.2%
Waystar Holding Corp (a)	180,200	3,851,774
Life Sciences Tools & Services - 0.6%
Charles River Laboratories International Inc (a)	35,100	5,860,647
Repligen Corp (a)	29,800	3,525,638
		9,386,285
Pharmaceuticals - 1.5%
Axsome Therapeutics Inc (a)	40,602	8,435,066
Crinetics Pharmaceuticals Inc (a)	126,045	4,888,025
Elanco Animal Health Inc (a)	168,800	3,776,056
Jazz Pharmaceuticals PLC (a)	20,600	4,182,212
Structure Therapeutics Inc ADR (a)	68,200	2,826,890
		24,108,249
TOTAL HEALTH CARE		242,406,626
Industrials - 19.5%
Aerospace & Defense - 2.2%
Cadre Holdings Inc (b)	135,460	4,016,389
Carpenter Technology Corp	8,676	3,715,063
Ducommun Inc (a)	45,600	6,472,008
Karman Holdings Inc (a)(b)	88,000	5,982,240
Kratos Defense & Security Solutions Inc (a)	60,668	3,825,117
Park Aerospace Corp	133,800	4,530,468
V2X Inc (a)	100,878	6,840,538
		35,381,823
Building Products - 2.1%
AZZ Inc	58,555	8,375,707
Modine Manufacturing Co (a)	55,900	14,233,817
Tecnoglass Inc	115,012	4,954,717
UFP Industries Inc	74,424	6,660,204
		34,224,445
Commercial Services & Supplies - 1.6%
Brady Corp Class A	110,673	9,055,265
BrightView Holdings Inc (a)	395,700	4,708,830
Brink's Co/The	114,091	12,179,214
		25,943,309
Construction & Engineering - 5.3%
Bowman Consulting Group Ltd (a)	153,278	4,837,454
Construction Partners Inc Class A (a)	123,253	15,241,466
Granite Construction Inc	86,900	11,911,383
IES Holdings Inc (a)	34,021	21,912,246
Legence Corp Class A	94,500	8,217,720
Limbach Holdings Inc (a)(b)	83,800	8,360,726
Sterling Infrastructure Inc (a)	29,968	15,452,100
		85,933,095
Electrical Equipment - 2.9%
Bloom Energy Corp Class A (a)	76,100	21,563,696
Forgent Power Solutions Inc Class A	143,500	5,398,470
Nextpower Inc Class A (a)	150,868	17,972,905
X-Energy Inc	48,800	1,548,424
		46,483,495
Ground Transportation - 0.3%
Saia Inc (a)	9,700	4,353,554
Machinery - 2.5%
Atmus Filtration Technologies Inc (b)	186,200	11,805,080
Gates Industrial Corp PLC (a)	362,000	9,270,820
Terex Corp	252,830	15,726,026
Wabash National Corp	460,500	4,001,745
		40,803,671
Passenger Airlines - 0.2%
Alaska Air Group Inc (a)(b)	92,800	3,629,407
Professional Services - 1.4%
CRA International Inc	46,750	7,361,723
ExlService Holdings Inc (a)	210,900	6,723,492
Planet Labs PBC Class A (a)(b)	217,000	8,022,490
		22,107,705
Trading Companies & Distributors - 1.0%
Herc Holdings Inc	98,900	12,552,388
Xometry Inc Class A (a)(b)	71,321	3,656,628
		16,209,016
TOTAL INDUSTRIALS		315,069,520
Information Technology - 13.1%
Electronic Equipment, Instruments & Components - 5.7%
Advanced Energy Industries Inc	45,076	17,305,127
Bel Fuse Inc Class A (b)	15,085	3,672,443
Bel Fuse Inc Class B	37,100	10,233,664
Belden Inc	68,703	7,727,713
Mirion Technologies Inc Class A (a)	291,800	5,763,050
OSI Systems Inc (a)	33,100	9,497,052
Sanmina Corp (a)	86,600	18,863,213
TTM Technologies Inc (a)	116,100	18,369,343
		91,431,605
Semiconductors & Semiconductor Equipment - 4.1%
Axcelis Technologies Inc (a)	12,300	1,711,053
Credo Technology Group Holding Ltd (a)	46,600	8,108,866
Diodes Inc (a)	165,926	17,778,971
MACOM Technology Solutions Holdings Inc (a)	40,933	11,527,142
Onto Innovation Inc (a)	36,339	10,722,185
Rambus Inc (a)	70,000	8,057,700
Rigetti Computing Inc Class A (a)(b)	72,000	1,256,400
Veeco Instruments Inc (a)	156,100	7,781,585
		66,943,902
Software - 3.2%
ACI Worldwide Inc (a)	130,100	5,622,922
Adeia Inc	271,700	8,653,645
Agilysys Inc (a)	61,650	3,949,299
nCino Inc (a)	182,800	3,195,344
PAR Technology Corp (a)(b)	165,400	2,222,975
Riot Platforms Inc (a)	467,300	8,056,252
Terawulf Inc (a)(b)	406,000	8,822,380
Varonis Systems Inc (a)	193,252	5,082,528
Workiva Inc Class A (a)	102,616	5,487,904
		51,093,249
Technology Hardware, Storage & Peripherals - 0.1%
IonQ Inc (a)(b)	69,200	3,122,304
TOTAL INFORMATION TECHNOLOGY		212,591,060
Materials - 3.4%
Chemicals - 1.5%
Ecovyst Inc (a)	298,900	4,238,402
Element Solutions Inc	264,079	11,247,125
Minerals Technologies Inc	114,300	8,222,742
		23,708,269
Construction Materials - 0.3%
Eagle Materials Inc	28,673	6,024,483
Metals & Mining - 1.2%
Coeur Mining Inc (a)	391,800	7,040,646
Constellium SE (a)	200,301	6,265,415
Warrior Met Coal Inc	65,750	5,907,638
		19,213,699
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp	87,100	6,287,749
TOTAL MATERIALS		55,234,200
Real Estate - 5.1%
Health Care REITs - 1.0%
CareTrust REIT Inc	185,700	7,325,865
Sabra Health Care REIT Inc	410,100	8,472,666
		15,798,531
Office REITs - 0.8%
Douglas Emmett Inc	426,207	4,607,298
Kilroy Realty Corp	158,900	5,285,014
Postal Realty Trust Inc Class A	186,718	4,085,390
		13,977,702
Real Estate Management & Development - 1.0%
Compass Inc Class A (a)	688,000	5,208,160
Cushman & Wakefield Ltd	526,091	7,386,318
Landbridge Co LLC Class A (b)	46,742	3,212,577
		15,807,055
Retail REITs - 1.4%
Curbline Properties Corp	233,624	6,448,022
Tanger Inc	221,600	8,216,928
Urban Edge Properties	379,177	8,311,560
		22,976,510
Specialized REITs - 0.9%
CubeSmart	143,600	5,812,928
Outfront Media Inc	287,944	8,883,072
		14,696,000
TOTAL REAL ESTATE		83,255,798
Utilities - 1.9%
Electric Utilities - 0.6%
IDACORP Inc	57,673	8,520,609
TXNM Energy Inc	9,500	561,070
		9,081,679
Gas Utilities - 1.3%
New Jersey Resources Corp	108,313	6,099,105
Southwest Gas Holdings Inc	79,100	7,439,355
UGI Corp	221,100	7,979,499
		21,517,959
TOTAL UTILITIES		30,599,638
TOTAL UNITED STATES		1,455,028,152
TOTAL COMMON STOCKS (Cost $1,211,365,890)		1,590,309,089

Money Market Funds - 7.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	24,733,910	24,738,857
Fidelity Securities Lending Cash Central Fund (d)(e)	3.69	99,820,046	99,830,028
TOTAL MONEY MARKET FUNDS (Cost $124,568,885)			124,568,885

TOTAL INVESTMENT IN SECURITIES - 106.0% (Cost $1,335,934,775)	1,714,877,974
NET OTHER ASSETS (LIABILITIES) - (6.0)%	(97,136,425)
NET ASSETS - 100.0%	1,617,741,549

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	32,862,794	256,516,207	264,641,278	770,279	1,133	1	24,738,857	24,733,910	0.0%
Fidelity Securities Lending Cash Central Fund	70,860,393	598,569,640	569,599,010	201,986	(995)	-	99,830,028	99,820,046	0.3%
Total	103,723,187	855,085,847	834,240,288	972,265	138	1	124,568,885

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Investment Valuation

The following is a summary of the inputs used, as of April 30, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	38,396,964	38,396,964	-	-
Consumer Discretionary	134,691,878	134,691,878	-	-
Consumer Staples	21,417,763	21,417,763	-	-
Energy	98,300,935	98,300,935	-	-
Financials	266,816,533	266,816,533	-	-
Health Care	251,776,943	251,776,943	-	-
Industrials	315,069,520	315,069,520	-	-
Information Technology	273,252,192	273,252,192	-	-
Materials	69,152,252	69,152,252	-	-
Real Estate	83,255,798	83,255,798	-	-
Utilities	38,178,311	38,178,311	-	-

Money Market Funds	124,568,885	124,568,885	-	-
Total Investments in Securities:	1,714,877,974	1,714,877,974	-	-
Financial Statements
Statement of Assets and Liabilities
As of April 30, 2026
Assets
Investment in securities, at value (including securities loaned of $134,041,391) - See accompanying schedule:
Unaffiliated issuers (cost $1,211,365,890)	$1,590,309,089
Fidelity Central Funds (cost $124,568,885)	124,568,885

Total Investment in Securities (cost $1,335,934,775)		$1,714,877,974
Receivable for investments sold		3,303,117
Receivable for fund shares sold		8,388,042
Dividends receivable		1,069,527
Distributions receivable from Fidelity Central Funds		77,086
Total assets		1,727,715,746
Liabilities
Payable for investments purchased	$1,608,444
Payable for fund shares redeemed	8,530,774
Accrued management fee	1,754
Other payables and accrued expenses	2,202
Collateral on securities loaned	99,831,023
Total liabilities		109,974,197
Net Assets		$1,617,741,549
Net Assets consist of:
Paid in capital		$1,191,819,640
Total accumulated earnings (loss)		425,921,909
Net Assets		$1,617,741,549
Net Asset Value, offering price and redemption price per share ($1,617,741,549 ÷ 104,525,689 shares)		$15.48
Statement of Operations
Year ended April 30, 2026
Investment Income
Dividends		$16,113,876
Non-Cash dividends		1,495,179
Interest		4,146
Income from Fidelity Central Funds (including $201,986 from security lending)		972,265
Security lending		10,287
Total income		18,595,753
Expenses
Custodian fees and expenses	$51,144
Independent trustees' fees and expenses	4,959
Total expenses before reductions	56,103
Expense reductions	(10,276)
Total expenses after reductions		45,827
Net Investment income (loss)		18,549,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	108,890,260
Fidelity Central Funds	138
Total net realized gain (loss)		108,890,398
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	459,739,154
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		459,739,155
Net gain (loss)		568,629,553
Net increase (decrease) in net assets resulting from operations		$587,179,479
Statement of Changes in Net Assets

	Year ended April 30, 2026	Year ended April 30, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,549,926	$12,673,627
Net realized gain (loss)	108,890,398	(65,473,001)
Change in net unrealized appreciation (depreciation)	459,739,155	(76,378,468)
Net increase (decrease) in net assets resulting from operations	587,179,479	(129,177,842)
Distributions to shareholders	(12,391,297)	(15,287,650)

Share transactions
Proceeds from sales of shares	100,799,725	1,130,889,247
Reinvestment of distributions	12,391,297	15,287,420
Cost of shares redeemed	(351,253,346)	(194,910,114)

Net increase (decrease) in net assets resulting from share transactions	(238,062,324)	951,266,553
Total increase (decrease) in net assets	336,725,858	806,801,061

Net Assets
Beginning of period	1,281,015,691	474,214,630
End of period	$1,617,741,549	$1,281,015,691

Other Information
Shares
Sold	8,223,177	93,746,144
Issued in reinvestment of distributions	891,460	1,205,910
Redeemed	(26,462,688)	(15,935,042)
Net increase (decrease)	(17,348,051)	79,017,012

Financial Highlights
Fidelity® Series Small Cap Core Fund

Years ended April 30,	2026	2025	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.51	$11.07	$9.80	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.14	.14	.05
Net realized and unrealized gain (loss)	4.92	(.51)	1.30	(.22)
Total from investment operations	5.08	(.37)	1.44	(.17)
Distributions from net investment income	(.11)	(.18)	(.12)	(.03)
Distributions from net realized gain	-	(.01)	(.05)	-
Total distributions	(.11)	(.19)	(.17)	(.03)
Net asset value, end of period	$15.48	$10.51	$11.07	$9.80
Total Return D,E	48.45%	(3.64)%	14.81%	(1.67)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	-% H	-% H	.02%	.20% I
Expenses net of fee waivers, if any	- % H	-% H	-% H	-% H,I
Expenses net of all reductions, if any	-% H	-% H	-% H	-% H,I
Net investment income (loss)	1.23%	1.15%	1.30%	1.12% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,617,742	$1,281,016	$474,215	$29,790
Portfolio turnover rate J	62%	42%	90%	12% K

AFor the period November 4, 2022 (commencement of operations) through April 30, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount represents less than .005%.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KAmount not annualized.
Notes to Financial Statements

For the period ended April 30, 2026

1. Organization.
Fidelity Series Small Cap Core Fund (the Fund) is a fund of Fidelity Concord Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2026 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$453,128,303
Gross unrealized depreciation	(78,633,120)
Net unrealized appreciation (depreciation)	$374,495,183
Tax Cost	$1,340,382,791

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,880,962
Undistributed long-term capital gain	$43,545,764
Net unrealized appreciation (depreciation) on securities and other investments	$374,495,183

The tax character of distributions paid was as follows:

	April 30, 2026	April 30, 2025
Ordinary Income	$12,391,297	$ 15,165,165
Long-term Capital Gains	-	122,485
Total	$12,391,297	$ 15,287,650
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Core Fund	916,964,863	1,150,803,737
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Small Cap Core Fund	8,443

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Small Cap Core Fund	74,228,771	71,324,787	10,730,719

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Small Cap Core Fund	14,973
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations as a component of income from Fidelity Central Funds. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Small Cap Core Fund	22,616	1,993	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity Series Small Cap Core Fund	31,991,511
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through August 31, 2029. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $5,903.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,373.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Concord Street Trust and the Shareholders of Fidelity Series Small Cap Core Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Core Fund (the "Fund"), a fund of Fidelity Concord Street Trust, including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended,  financial highlights for each of the three years in the period then ended and for the period from November 4, 2022 (commencement of operations) through April 30, 2023, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 4, 2022 (commencement of operations) through April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 12, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2026, $44,470,565, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $571,310 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 60% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 64.49% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 16.82% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9906191.103
SCC-ANN-0626

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Concord Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	June 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	June 22, 2026